                                                                   EXHIBIT 10.26
   ========================================================================

                               CREDIT AGREEMENT

                       dated as of September 20, 1999,
                         As Amended and Restated as of

                               October 20, 2000

                                     among

                    CRICKET COMMUNICATIONS HOLDINGS, INC.,

                         CRICKET COMMUNICATIONS, INC.,

                         The Lenders Party Hereto,

                                      and

                          LUCENT TECHNOLOGIES INC.,
                            as Administrative Agent

   ========================================================================
                                                   [Reference No. 7725-053]

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS
BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                               TABLE OF CONTENTS


ARTICLE I Definitions                                                                       4
          -----------
   SECTION 1.01. Defined Terms                                                              4
   ---------------------------
   SECTION 1.02. Classification of Loans and Borrowings                                     5
   ----------------------------------------------------
   SECTION 1.03. Terms Generally                                                            5
   -----------------------------
   SECTION 1.04. Accounting Terms; GAAP; Consolidation of License Subsidiaries              6
   ---------------------------------------------------------------------------
ARTICLE II The Loans                                                                        6
           ---------
   SECTION 2.01. Commitments                                                                6
   -------------------------
   SECTION 2.02. Loans and Borrowings                                                       7
   ----------------------------------
   SECTION 2.03. Requests for Borrowings                                                    8
   -------------------------------------
   SECTION 2.04. Funding of Borrowings                                                      9
   -----------------------------------
   SECTION 2.05. Interest Elections                                                        10
   --------------------------------
   SECTION 2.06. Termination and Reduction of Commitments                                  11
   ------------------------------------------------------
   SECTION 2.07. Repayment of Loans; Evidence of Debt                                      11
   --------------------------------------------------
   SECTION 2.08. Amortization of Loans                                                     12
   -----------------------------------
   SECTION 2.10. Fees                                                                      15
   ------------------
   SECTION 2.11. Interest                                                                  15
   ----------------------
   SECTION 2.12. Alternate Rate of Interest                                                16
   ----------------------------------------
   SECTION 2.13. Increased Costs                                                           16
   -----------------------------
   SECTION 2.14. Break Funding Payments                                                    17
   ------------------------------------
   SECTION 2.15. Taxes                                                                     18
   -------------------
   SECTION 2.16. Payments Generally; Pro Rata Treatment; Sharing of Setoffs                18
   ------------------------------------------------------------------------
   SECTION 2.17. Mitigation Obligations; Replacement of Lenders                            20
   ------------------------------------------------------------
ARTICLE III Representations and Warranties                                                 21
            ------------------------------
   SECTION 3.01. Organization; Powers                                                      21
   ----------------------------------
   SECTION 3.02. Authorization; Enforceability                                             21
   -------------------------------------------
   SECTION 3.03. Governmental Approvals; No Conflicts                                      21
   --------------------------------------------------
   SECTION 3.04. Financial Condition; No Material Adverse Change                           21
   -------------------------------------------------------------
   SECTION 3.05. Properties and Licenses                                                   22
   -------------------------------------
   SECTION 3.06. Litigation and Environmental Matters                                      22
   --------------------------------------------------
   SECTION 3.07. Compliance with Laws and Agreements                                       23
   -------------------------------------------------
   SECTION 3.08. Investment and Holding Company Status                                     23
   ---------------------------------------------------
   SECTION 3.09. Taxes                                                                     23
   -------------------
   SECTION 3.10. ERISA                                                                     23
   -------------------
   SECTION 3.11. Disclosure                                                                24
   ------------------------
   SECTION 3.12. Subsidiaries                                                              24
   --------------------------
   SECTION 3.13. Insurance                                                                 24
   -----------------------
   SECTION 3.14. Labor Matters                                                             24
   ---------------------------
   SECTION 3.15. Purchase Agreement                                                        24
   --------------------------------
   SECTION 3.16. Year 2000                                                                 24
   -----------------------
   Section 3.17. Eligible Secured Debt                                                     25
   -----------------------------------
ARTICLE IV Conditions                                                                      25
           ----------
   SECTION 4.01. Effective Date                                                            25
   ----------------------------
   SECTION 4.02. Initial Availability Date                                                 25
   ---------------------------------------

   SECTION 4.03. [intentionally omitted]                                                   27
   SECTION 4.04. Each Borrowing                                                            27
   ----------------------------
   SECTION 4.05. Restatement.                                                              28
   -------------------------
ARTICLE V Affirmative Covenants                                                            28
          ---------------------
   SECTION 5.01. Financial Statements and Other Information                                28
   --------------------------------------------------------
   SECTION 5.02. Notices of Material Events                                                30
   ----------------------------------------
   SECTION 5.03. Information Regarding Collateral                                          30
   ----------------------------------------------
   SECTION 5.04. Existence; Conduct of Business                                            31
   --------------------------------------------
   SECTION 5.05. Payment of Obligations                                                    31
   ------------------------------------
   SECTION 5.06. Maintenance of Properties                                                 31
   ---------------------------------------
   SECTION 5.07. Insurance                                                                 31
   -----------------------
   SECTION 5.08. Books and Records; Inspection Rights                                      32
   --------------------------------------------------
   SECTION 5.09. Compliance with Laws and Agreements                                       32
   -------------------------------------------------
   SECTION 5.10. Use of Proceeds                                                           33
   -----------------------------
   SECTION 5.11. Additional Subsidiaries                                                   33
   -------------------------------------
   SECTION 5.12. Further Assurances                                                        33
   --------------------------------
   SECTION 5.13. Casualty and Condemnation                                                 34
   ---------------------------------------
   SECTION 5.14. Interest Rate Protection                                                  34
   --------------------------------------
   SECTION 5.15. Intercompany Agreements                                                   34
   -------------------------------------
   SECTION 5.16. Agreement Regarding FCC Licenses.                                         35
   ----------------------------------------------
ARTICLE VI Negative Covenants                                                              35
           ------------------
   SECTION 6.01. Indebtedness; Preferred Stock                                             35
   -------------------------------------------
   SECTION 6.02. Liens                                                                      1
   -------------------
   SECTION 6.03. Fundamental Changes; Corporate Structure                                   2
   ------------------------------------------------------
   SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions; Asset
   ------------------------------------------------------------------------------
   Sales                                                                                    4
   -----
   SECTION 6.05. Hedging Agreements                                                         6
   --------------------------------
   SECTION 6.06. Restricted Payments                                                        6
   ---------------------------------
   SECTION 6.07. Transactions with Affiliates                                               7
   ------------------------------------------
   SECTION 6.08. Restrictive Agreements                                                     8
   ------------------------------------
   SECTION 6.09. Repayment of Indebtedness                                                  8
   ---------------------------------------
   SECTION 6.10. Intercompany Agreements                                                    8
   -------------------------------------
   SECTION 6.11. Limitation on Sale-Leaseback Transactions                                  8
   -------------------------------------------------------
   SECTION 6.12. Equipment Site Interests and Real Estate Subsidiaries                      8
   -------------------------------------------------------------------
   SECTION 6.13. FCC Licenses and License Subsidiaries                                      8
   ---------------------------------------------------
   SECTION 6.14. Amendment of Material Documents                                            9
   ---------------------------------------------
   SECTION 6.15. Capital Expenditures                                                       9
   ----------------------------------
   SECTION 6.16. Covered POPS                                                               9
   --------------------------
   SECTION 6.17. Subscribers                                                               10
   -------------------------
   SECTION 6.18. Total Indebtedness to Total Capitalization                                11
   --------------------------------------------------------
   SECTION 6.19. Total Indebtedness to Annualized EBITDA                                   11
   -----------------------------------------------------
   SECTION 6.20. Consolidated EBITDA to Cash Interest Expense                              11
   ----------------------------------------------------------
   SECTION 6.21. Minimum Gross Revenue                                                     12
   -----------------------------------
   SECTION 6.23. Fiscal Year and Fiscal Quarters                                           13
   ---------------------------------------------

ARTICLE VII      Events of Default                                                 13
                 -----------------
ARTICLE VIII     The Agents                                                        15
                 ----------
ARTICLE IX       Miscellaneous                                                     17
                 -------------
   SECTION 9.01.    Notices                                                        17
   ------------------------
   SECTION 9.02.    Waivers; Amendments                                            18
   ------------------------------------
   SECTION 9.03.    Expenses; Indemnity; Damage Waiver                             19
   ---------------------------------------------------
   SECTION 9.04.    Successors and Assigns                                         20
   ---------------------------------------
   SECTION 9.05.    Survival                                                       22
   -------------------------
   SECTION 9.06.    Counterparts; Integration; Effectiveness                       23
   ---------------------------------------------------------
   SECTION 9.07.    Severability                                                   23
   -----------------------------
   SECTION 9.08.    Right of Setoff                                                23
   --------------------------------
   SECTION 9.09.    Governing Law; Jurisdiction; Consent to Service of Process     23
   ---------------------------------------------------------------------------
   SECTION 9.10.    WAIVER OF JURY TRIAL                                           24
   -------------------------------------
   SECTION 9.11.    Headings                                                       24
   -------------------------
   SECTION 9.12.    Confidentiality                                                24
   --------------------------------
   SECTION 9.13.    Interest Rate Limitation                                       25
   -----------------------------------------
   SECTION 9.14.    Amendments to Other Loan Documents                             25
   ---------------------------------------------------

SCHEDULES:

Schedule 1.01A    --   Airgate Licenses
Schedule 2.01     --   Tranche A Commitments
Schedule 3.05A    --   Real Property
Schedule 3.05B    --   Licenses
Schedule 3.06     --   Disclosed Matters
Schedule 3.12     --   Subsidiaries
Schedule 3.13     --   Insurance
Schedule 6.01     --   Existing Indebtedness
Schedule 6.02     --   Existing Liens
Schedule 6.08     --   Existing Restrictions

EXHIBITS:
--------

Exhibit A         --   Form of Borrower Pledge Agreement
Exhibit B         --   Form of Collateral Agency Agreement
Exhibit C         --   Form of Guarantee Agreement
Exhibit D         --   Form of Indemnity, Subrogation and
                          Contribution Agreement
Exhibit E         --   Form of Parent Agreement
Exhibit F         --   Form of Parent Pledge Agreement
Exhibit G         --   Form of Perfection Certificate
Exhibit H         --   Form of Security Agreement
Exhibit I         --   Form of Subordination Agreement
Exhibit J         --   Form of Opinion of Counsel

                                    CREDIT AGREEMENT dated as of September 20,
                           1999, as amended and restated as of October 20, 2000, among CRICKET COMMUNICATIONS HOLDINGS, INC., a Delaware corporation, CRICKET COMMUNICATIONS, INC., a Delaware corporation, the LENDERS party hereto, and LUCENT TECHNOLOGIES INC., as Administrative Agent.

                   WHEREAS the parties hereto have entered into the Credit Agreement dated as of September 20, 1999 (as previously amended, the "Existing
                                                                      --------
Agreement") and have agreed to amend and restate the Existing Agreement in the
---------
form hereof;

                   NOW THEREFOR, the parties hereto agree as follows:


                                  ARTICLE I

                                  Definitions
                                  -----------

               SECTION 1.01. Defined Terms. As used in this Agreement, the
                             -------------
following terms have the meanings specified below:

               "ABR", when used in reference to any Loan or Borrowing, refers to
                ---
whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

               "Adjusted LIBO Rate" means, with respect to any LIBOR Borrowing
                ------------------
for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

               "Administrative Agent" means Lucent, in its capacity as
                --------------------
administrative agent for the Lenders hereunder.

               "Administrative Questionnaire" means an administrative
                ----------------------------
questionnaire in a form supplied by the Administrative Agent.

               "Affiliate" means, with respect to a specified Person, another
                ---------
Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

               "Agency Plan" has the meaning assigned to such term in the
                -----------
Purchase Agreement.

               "Agents" means the Administrative Agent and the Collateral Agent.
                ------
"Airgate Debt" means Permitted License Acquisition Debt, in an amount not
 ------------
exceeding $7,100,000, owed to Airgate Wireless, LLC as consideration for the licenses listed on Schedule 1.01(a).

               "Alternate Base Rate" means, for any day, a rate per annum equal
                -------------------
to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective

Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

               "Annualized EBITDA" means, as of any date, (a) Consolidated
                -----------------
EBITDA for the period of two consecutive fiscal quarters ended on such date (or, if such date is not the last day of a fiscal quarter, then for the period of two consecutive fiscal quarters most recently ended prior to such date), multiplied by (b) two.

                "Applicable Margin" means, for any day, the applicable rate per
                 -----------------
annum set forth below under the caption "ABR Margin" or "Eurodollar Margin", as the case may be, based on the Leverage Ratio as of the most recent determination date:

================================================================================================================================
                                 Leverage Ratio                                     ABR Margin              Eurodollar Margin
                                 --------------                                     ----------              -----------------
Category 1               (less than or equal to)4.0 to 1.0                              2.50%                      3.50%
--------------------------------------------------------------------------------------------------------------------------------
Category 2      (greater than) 4.0 to 1.0 but (less than or equal to) 6.0 to 1.0        2.75%                      3.75%
--------------------------------------------------------------------------------------------------------------------------------
Category 3                 (greater than) 6.0 to 1.0 but                                3.00%                      4.00%
                        (less than or equal to) 10.0 to 1.0
--------------------------------------------------------------------------------------------------------------------------------
Category 4                  (greater than)10.0 to 1.0                                   3.25%                      4.25%
================================================================================================================================

For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that
                                                                  --------
the Leverage Ratio shall be deemed to be in Category 4 (A) at any time that an Event of Default has occurred and is continuing or (B) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b) within the period specified therein for delivery thereof, during the period from the expiration of the period specified therein for delivery thereof until such consolidated financial statements are delivered.

               "Assignment and Acceptance" means an assignment and acceptance
                -------------------------
entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in a form approved by the Administrative Agent.

               "Available Commitment" means, with respect to each Lender, its
                --------------------
Commitment; provided that the aggregate "Available Commitments" of the Lucent
            --------
Lenders shall not at any time exceed the excess, if any, of $815,000,000 over the aggregate principal amount of outstanding Lucent Loans at such time. At any time that there is more than one Lucent Lender with a Commitment and the "Available Commitments" of the Lucent Lenders are limited as a result of the forgoing proviso, the aggregate "Available Commitments" of the Lucent Lenders shall be allocated between the Lucent Lenders pro rata in accordance with their respective Commitments unless otherwise agreed between such Lucent Lenders (it being understood that any such allocation shall not result in a Lucent Lender's Available Commitment exceeding its Commitment). For purposes of this definition, if a Lender that is not a Lucent Lender has a Commitment that, when funded, would result in a Lucent Loan, then such Lender shall be deemed to be a Lucent Lender solely for purposes of determining the extent to which such Commitment is an Available Commitment.

               "Availability Period" means the period from and including the
                -------------------
Initial Availability Date to but excluding the earlier of the Availability Termination Date and the date of termination of the Commitments.

               "Availability Termination Date" means the date that is 36 months
                -----------------------------
after the Effective Date.

               "Board" means the Board of Governors of the Federal Reserve
                -----
System of the United States of America.

               "Borrower" means Cricket Communications, Inc., a Delaware
                --------
corporation. "Borrower Pledge Agreement" means the Pledge Agreement dated as of November 24, 1999, among Holdings, the Borrower, its Subsidiaries and the Collateral Agent, which when originally executed was substantially in the form of Exhibit A.

               "Borrowing" means a Loan or group of Loans of the same Type,
                ---------
made, converted or continued on the same date and, in the case of LIBOR Loans, as to which a single Interest Period is in effect.

               "Borrowing Request" means a request by the Borrower for a
                -----------------
Borrowing in accordance with Section 2.03.

               "BTA" means a Basic Trading Area, as defined in Rand McNally
                ---
Commercial Atlas and Marketing Guide and used by the Federal Communications Commission in connection with the award of wireless telecommunications licenses.

               "Business Day" means any day that is not a Saturday, Sunday or
                ------------
other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a LIBOR
                         --------
Loan, the term "Business Day" shall also exclude any day on which banks are not
                ------------
open for dealings in dollar deposits in the London interbank market.

               "Business Plan" means, for any fiscal year, the business plan
                -------------
of the Borrower and the Subsidiaries for such fiscal year.

               "Capital Expenditures" means, for any period, (a) the additions
                --------------------
to property, plant and equipment and other capital expenditures of the Borrower and its Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Borrower and its Subsidiaries during such period.

               "Capital Lease Obligations" of any Person means the obligations
                -------------------------
of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

               "Cash Interest Expense" means, for any period, the sum of (a)
                ---------------------
interest expense of the Borrower and the Subsidiary Loan Parties for such period, determined on a consolidated basis in accordance with GAAP, excluding (to the extent otherwise included therein) (i) amortization of debt discounts and loan fees, (ii) interest expense in respect of any Indebtedness that constitutes a Primary Subordinated Obligation and (iii) any other interest that is not required to be paid during such period or within one year after the end of such period, plus (b) the aggregate amount of Restricted Payments made during such period pursuant to clauses (d) or (e) of Section 6.06.

               "Change in Control" means (a) the acquisition of ownership,
                -----------------
directly or indirectly, beneficially or of record, by any Person other than Holdings of any Equity Interest in the Borrower, (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person other than the Parent of any Equity Interest in any License Subsidiary, (c) the sale, transfer or other disposition by the Parent of any Equity Interest in Holdings, (d) the failure by the Parent to own, beneficially and of record, Voting Stock of Holdings representing at least 51% of the combined voting power of all Voting Stock of Holdings, (e) the failure by the Parent to have the ability (without the consent or approval of any other Person) to control the election of at least a majority of the board of directors of Holdings, (f) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, by any Person (or two or more Persons acting in concert), other than the Parent, of Voting Stock of Holdings (or other securities convertible into such Voting Stock) representing 15% or more of the combined voting power of all Voting Stock of Holdings, (g) the acquisition of beneficial ownership (within the meaning of such Rule 13d-3), directly or indirectly, by any Person (or two or more Persons acting in concert) of Voting Stock of the Parent (or other securities convertible into such Voting Stock) representing 20% or more of the combined voting power of all Voting Stock of the Parent, (h) the failure on any day of at least a majority of the board of directors of the Parent to be comprised of (i) individuals who were directors of the Parent as of the later of the date 18 months prior to such day or September 1, 1999, and (ii) individuals whose nomination as directors was approved by individuals who were directors of the Parent as of the later of the date 18 months prior to such day or September 1, 1999, or (i) the acquisition, by contract or otherwise, of the power to exercise, directly or indirectly, Control of the Parent by any Person (or two or more Persons acting in concert), or the entering into of any contract or arrangement that, upon consummation, will result in such acquisition of power. For purposes of the foregoing, "Voting
                                                                     ------
Stock" means Equity Interests issued by a Person the holders of which are
-----
ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such contingency. The grant by the Parent of a Lien on any Equity Interest in Holdings shall not constitute a Change in Control unless and until any action is taken to exercise remedies in respect of such Lien.

               "Change in Law" means (a) the adoption of any law, rule or
                -------------
regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

               "ChaseTel" means Chase Telecommunications, Inc., a Delaware
                --------
corporation.

               "ChaseTel Acquisition" means the purchase of ChaseTel, ChaseTel
                --------------------
Licensee and certain related assets pursuant to and as contemplated by the ChaseTel Purchase Agreement.

               "ChaseTel Credit Agreement" means the Credit Agreement dated as
                -------------------------
of June 26, 1998, as amended, between ChaseTel and QUALCOMM Incorporated.

               "ChaseTel Earnout" means (a) the obligation to pay the "Earnout
                ----------------
Amount" (as defined in the ChaseTel Purchase Agreement) or (b) any payment made in respect of such obligation.

               "ChaseTel Indebtedness" means any Indebtedness of ChaseTel
                ---------------------
existing at the time of consummation of the ChaseTel Acquisition, including any Indebtedness outstanding under the ChaseTel Credit Agreement.

               "ChaseTel Licensee" means ChaseTel Licensee Corp., a Delaware
                -----------------
corporation.

               "ChaseTel Loans" means Loans outstanding hereunder in an
                --------------
aggregate principal amount equal to [*] of the aggregate Purchase Price of all equipment purchased pursuant to the Purchase Agreement that has been resold by the Borrower or a Subsidiary to ChaseTel as contemplated by Section 6.04(c); provided that (a) the "ChaseTel Loans" shall be reduced by the principal amount
--------
of any Loans prepaid pursuant to clause (iii) of Section 6.04(c) and (b) no Loans shall constitute "ChaseTel Loans" after the ChaseTel Acquisition is consummated in accordance with Section 6.04(a) or after the Parent prepays the ChaseTel Loans in accordance with Section 7 of the Parent Agreement.

               "ChaseTel Purchase Agreement" means the Asset Purchase Agreement
                ---------------------------
dated as of December 24, 1998, as amended, among the Parent, Chase Telecommunications Holdings, Inc., ChaseTel, Anthony Chase and Richard McDugald.

               "Code" means the Internal Revenue Code of 1986, as amended from
                ----
time to time.

               "Collateral" means any and all "Collateral", as defined in any
                ----------
applicable Security Document.

               "Collateral Agency Agreement" means the Collateral Agency and
                ---------------------------
Intercreditor Agreement among the Borrower, the Collateral Agent, the Administrative Agent and other holders of Eligible Secured Debt (or their representatives) that become

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed seperately with the Securities and Exchange Commission.

parties thereto as provided therein, which is (or will be) substantially in the form of Exhibit B after giving effect to the amendment and restatement thereof on or about the Restatement Date.

               "Collateral Agent" means State Street Bank and Trust Company
                ----------------
in its capacity as collateral agent for the Secured Parties (as defined in the Collateral Agency Agreement) under the Security Documents.

               "Collateral and Guarantee Requirement" means the requirement
                ------------------------------------
that:

               (a) the Collateral Agent shall have received from Holdings and each Subsidiary Loan Party either (i) a counterpart of the Guarantee Agreement duly executed and delivered on behalf of such Subsidiary Loan Party or (ii) in the case of any Person that becomes a Subsidiary Loan Party after the Effective Date, a supplement to the Guarantee Agreement, in the form specified therein, duly executed and delivered on behalf of such Subsidiary Loan Party;

               (b) the Collateral Agent shall have received (i) from the Parent a counterpart of the Parent Pledge Agreement duly executed and delivered on behalf of the Parent, (ii) from Holdings, the Borrower and each of its Subsidiaries either (A) a counterpart of the Borrower Pledge Agreement duly executed and delivered on behalf of the Borrower or such Subsidiary, as applicable, or (B) in the case of any Person that becomes a Subsidiary after the Effective Date, a supplement to the Borrower Pledge Agreement, in the form specified therein, duly executed and delivered on behalf of such Subsidiary, and (iii) from the Borrower and each Subsidiary Loan Party either (A) counterparts of each of the Security Agreement and the Indemnity, Subrogation and Contribution Agreement duly executed and delivered on behalf of the Borrower or such Subsidiary Loan Party, as applicable, or (B) in the case of any Person that becomes a Subsidiary Loan Party after the Effective Date, a supplement to each such agreement, in the form specified therein, duly executed and delivered on behalf of such Subsidiary Loan Party;

               (c) all outstanding Equity Interests of the Borrower and each Subsidiary Loan Party owned by or on behalf of any Loan Party shall have been pledged pursuant to the applicable Pledge Agreement and the Collateral Agent shall have received certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

               (d) all Indebtedness of Holdings, the Borrower and each Subsidiary Loan Party that is owing to any Loan Party (except for Indebtedness of Holdings that is owing to the Parent) shall be evidenced by a promissory note and shall have been pledged pursuant to the applicable Pledge Agreement and the Collateral Agent shall have received all such promissory notes, together with instruments of transfer with respect thereto endorsed in blank;

               (e) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by either Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Agreement and perfect such Liens to the extent required by, and with the priority required by, the Security Agreement, shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording;

               (f) the Collateral Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by
          Section 6.02, together with such endorsements, coinsurance and reinsurance as either Agent or the Required Lenders may reasonably request, and (iii) such surveys, abstracts, appraisals, legal opinions and other documents as either Agent or the Required Lenders may reasonably request with respect to any such Mortgage or Mortgaged Property; and

               (g) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of the Guarantee Agreement and all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens under such Security Documents.

               "Commitment" means, with respect to each Lender, the commitment,
                ----------
if any, of such Lender to make Loans hereunder during the Availability Period, expressed as an amount representing the maximum principal amount of the Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Commitment is set forth on Schedule 2.01 (which has been modified to reflect the remaining amount of each Lender's Commitment as of the Restatement Date), or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable.

               "Commitment Fee Rate" means a rate per annum equal to (a) 1.25%
                -------------------
until the aggregate principal amount of Loans made hereunder (whether or not repaid) equals $450,000,000, (b) 1.00% thereafter, until the aggregate principal amount of Loans made hereunder (whether or not repaid) equals $900,000,000 and
(c) 0.75% thereafter.

               "Consolidated EBITDA" means, for any period, Consolidated Net
                -------------------
Income for such period (adjusted to exclude all extraordinary items), plus, without duplication and to the extent deducted from revenues in determining such Consolidated Net Income, the sum of (a) consolidated interest expense for such period, (b) consolidated income tax expense for such period, and (c) all amounts attributable to depreciation and amortization for such period all as determined on a consolidated basis in accordance with GAAP.

               "Consolidated Net Income" means, for any period, the net income
                -----------------------
or loss of the Borrower and the Subsidiary Loan Parties for such period determined on a consolidated basis in accordance with GAAP; provided that there
                                                            --------
shall be excluded (a) the income of any Person (other than the Borrower or a Subsidiary Loan Party) in which any other Person (other than the Borrower or any Subsidiary or any director holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of the Subsidiaries during such period, and (b) the income or loss of any Person accrued prior to the date it becomes a Subsidiary Loan Party or is merged into or consolidated with the Borrower or any Subsidiary Loan Party or the date that such Person's assets are acquired by the Borrower or any Subsidiary Loan Party.

               "Control" means the possession, directly or indirectly, of the
                -------
power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
            -----------       ----------

               "Covered POPS" means, at any time, the aggregate number of POPS
                ------------
within the service areas of the facilities that are then owned by the Borrower and its Subsidiaries and that have been placed in commercial operation; provided
                                                                        --------
that during the period from the Effective Date up to and including the earlier of (a) the consummation of the ChaseTel Acquisition in accordance with Section
6.04 and (b) the date that is one year after the Effective Date, "Covered POPS"
                                                                  ------------
shall also include the aggregate number of POPS within the service areas of the facilities that are then owned by ChaseTel and that have been placed in commercial operation so long as such commercial operation is being managed by the Borrower and its Subsidiaries pursuant to a management contract with ChaseTel.

               "Default" means any event or condition which constitutes an Event
                -------
of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

               "Disclosed Matters" means the actions, suits and proceedings and
                -----------------
the environmental matters disclosed in Schedule 3.06.

               "Disqualified Stock" means any capital stock of Holdings, the
                ------------------
Borrower or any Subsidiary which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable) or upon the happening of any event (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (b) is convertible or exchangeable for Indebtedness or Disqualified Stock, (c) requires the payment of dividends other than dividends payable solely in additional shares of capital stock of Holdings (other than Disqualified Stock) or (d) is redeemable or subject to required repurchase at the option of the holder thereof, in whole or in part.

               "dollars" or "$" refers to lawful money of the United States of
                -------      -
America.

               "Effective Date" means the date on which the conditions specified
                --------------
in Section 4.01 were satisfied (or waived in accordance with Section 9.02). The parties hereto acknowledge that the Effective Date occurred on November 24, 1999.

               "Eligible Agency Plan Payments" means amounts paid or payable by
                -----------------------------
the Borrower pursuant to invoices delivered by vendors (other than Lucent) for purchases pursuant to the Agency Plan of equipment that is being installed in geographic markets in which the Borrower has installed or is installing a Lucent mobile switching center (or which is serviced or to be serviced by a Lucent mobile switching center) and in which substantially all of Borrower's radio base stations are Lucent radio base stations, excluding any such amounts attributable to sales taxes; provided that such amounts shall
                --------
not constitute "Eligible Agency Plan Payments" to the extent that the aggregate of all such amounts would exceed [*].

               "Eligible Assignee" means (a) Lucent or any Affiliate of Lucent,
                -----------------
(b) any commercial bank or other financial institution (including any credit corporation), in each case that either (i) has total assets in excess of $10,000,000,000, (ii) has a combined capital and surplus and undivided profits in excess of $700,000,000, (iii) has long-term indebtedness rated BBB- or better by S&P or Baa3 or better by Moody's, or commercial paper having one of the two highest credit ratings obtainable from S&P or Moody's, or (iv) has an Affiliate that satisfies any of the criteria described in the foregoing clauses (i), (ii) and (iii), or (c) any fund that is regularly engaged in making, purchasing or investing in loans or securities that is controlled by an institution described in clause (b) above or by any other nationally recognized investment fund manager.

               "Eligible Parent Debt" means Indebtedness of the Parent in
                --------------------
respect of debt securities issued in an underwritten public offering or private placement pursuant to Rule 144A; provided that (a) such Indebtedness shall not
                                 --------
mature, nor shall any scheduled repayment of any principal thereof be due, nor shall such Indebtedness be subject to any mandatory redemption or required repurchase, conversion or exchange (whether upon the occurrence of any contingency or otherwise, but excluding contingent redemption offer provisions in the event of a "change of control" or "asset sale" that are customary for similar debt securities), in each case prior to the date that is one year after the Maturity Date, (b) any covenants, events of default and similar provisions relating thereto shall be reasonably satisfactory to the Required Lenders, (c) the obligations of the Parent in respect thereof shall not be Guaranteed by any Loan Party (except for Holdings) or secured by any Lien (except for a Lien on the collateral account established to fund interest payments as provided in clause (d) below) and (d) by its terms, no interest shall be payable in respect of such Indebtedness (other than (i) by the issuance of additional Eligible Parent Debt or (ii) out of a collateral account funded by the Parent from the net proceeds of the issuance of such Indebtedness in an amount sufficient to pay such cash interest) prior to October 1, 2003 and (e) the net proceeds of such Indebtedness (other than the portion, if any, of such net proceeds (i) applied to fund any collateral account established to fund interest payments as provided above or (ii) not exceeding [*] to be used to purchase FCC Licenses (either directly as an asset purchase or as a portion of the consideration for the acquisition of an entity that owns an FCC License, such portion not to exceed the value of such FCC License) which are contributed to a License Subsidiary prior to September 30, 2000; provided that all proceeds described in this clause
                             --------
(ii) shall be held in an interest-bearing account until so used and, to the extent such proceeds and the accrued interest thereon are not used to purchase FCC Licenses prior to September 30, 2000, such unused proceeds and accrued interest shall be contributed to the Borrower as common equity on September 30,
2000) are contributed by the Parent to Holdings as common equity or are used to repay, in an amount not to exceed $51,000,000, a promissory note issued by the Parent to Holdings as consideration for the purchase price of equity in Holdings and then, in each case, contributed by Holdings to the Borrower as common equity.

               "Eligible Secured Debt" means (a) Indebtedness of the Borrower in
                ---------------------
respect of the Loans, (b) any other Indebtedness for borrowed money of the Borrower incurred to finance the purchase price of (i) equipment purchased by the Borrower and its Subsidiaries (other than pursuant to the Purchase Agreement) for use in their wireless telecommunications and data networking business and/or (ii) services purchased by the

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Borrower and its Subsidiaries (other than pursuant to the Purchase Agreement) related to the design, construction or installation of their wireless telecommunications and data networks that incorporate equipment referred to in clause (i) above (including site acquisition services), (c) any other Indebtedness for borrowed money of the Borrower incurred to finance payments in respect of fees related to or interest in respect of Eligible Secured Debt (other than the Loans) or the purchase price of any FCC License that is acquired by a License Subsidiary and is to be used in the business of the Borrower and its Subsidiaries after the purchase thereof (provided that such FCC License is acquired by a License Subsidiary free of any Liens and is not purchased subject to any FCC Debt, Permitted License Acquisition Debt or other Indebtedness), and
(d) any Indebtedness for borrowed money of the Borrower incurred to refinance Indebtedness referred to in clause (a), (b) or (c) above in compliance with the proviso to clause (f) of Section 6.01 (other than clause (v) of such proviso); provided that:
--------

                    (i)    in the case of any Indebtedness described in clause
               (b) above, (A) such Indebtedness is incurred, for equipment, within six months after the later of the acquisition, the completion of construction and final acceptance or the commencement of full operation of the relevant equipment, and, for services, within six months of the completion thereof, (B) the principal amount thereof does not exceed 100% of the purchase price of the equipment or services (as applicable) financed thereby and (C) such equipment becomes Collateral under the Security Agreement upon the purchase thereof (free of any Liens other than the Lien of the Security Agreement);

                    (ii)   in the case of any Indebtedness described in clause
               (c) above, at the time of and after giving effect to the incurrence of any such Indebtedness the aggregate principal amount of all Indebtedness described in clause (c) above that has been incurred (on a cumulative basis, whether or not such Indebtedness remains outstanding) shall not exceed the sum of (A) 50% of the aggregate principal amount of all Indebtedness described in clause (b) above that has been incurred (on a cumulative basis, whether or not such Indebtedness remains outstanding) at or prior to such time plus (B) $100,000,000; provided that Indebtedness incurred in reliance upon clause (B)
               --------
               shall not be incurred to finance fees related to Eligible Secured Debt;

                    (iii)  in the case of any Indebtedness described in clause
               (b) or (c) above, at the time of and after giving effect to the incurrence of any such Indebtedness the aggregate principal amount of all such Indebtedness that has been incurred and all Loans that have been incurred (in each case, on a cumulative basis, whether or not such Indebtedness or Loans remain outstanding) shall not exceed $1,845,000,000;

                    (iv)   in the case of any Indebtedness described in clause
               (b), (c) or (d) above, the holder or holders of such Indebtedness (or a duly authorized representative thereof on behalf of such holders) shall have become a party to the Collateral Agency Agreement as provided therein;

                    (v) in the case of any Indebtedness described in clause (b),
               (c) or (d) above, such Indebtedness is not Guaranteed by any Person (other than (A) pursuant to the Guarantee Agreement or (B) Guarantees that also Guarantee the Credit Facility Obligations (as defined in the Collateral Agency Agreement) equally and ratably) or secured by any Lien (other than Liens granted to the

               Collateral Agent to secure all Eligible Secured Debt pursuant to the Security Documents); and

                    (vi) in the case of any Indebtedness described in clause
               (b), (c) or (d) above, (A) the terms and conditions of such Indebtedness shall not be less favorable to the Borrower in any material respect than the terms and conditions of the Loans and shall not be inconsistent with the terms and conditions of the Loans, and (B) at the time of and after giving effect to the incurrence of any such Indebtedness, no Default shall have occurred and be continuing and the Borrower shall be in compliance with Sections 6.19 and 6.20 determined on a pro forma basis as of the last day of the most recently ended calendar quarter of the Borrower for which financial statements are available as though such Indebtedness had been incurred on such day.

                  "Environmental Laws" means all laws, rules, regulations,
                   ------------------
     codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

                  "Environmental Liability" means any liability, contingent or
                   -----------------------
     otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "Equipment Site Interest" means any ownership interest in, or
                   -----------------------
     right, title or interest under any lease, agreement or other arrangement providing for the right to use, any site upon or at which any infrastructure equipment owned by the Borrower or any Subsidiary is or is to be located.

                  "Equity Interests" means shares of capital stock, partnership
                   ----------------
     interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

                  "ERISA" means the Employee Retirement Income Security Act of
                   -----
     1974, as amended from time to time.

                  "ERISA Affiliate" means any trade or business (whether or not
                   ---------------
     incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of
     Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                  "ERISA Event" means (a) any "reportable event", as defined in
                   -----------
     Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived);
     (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                "Event of Default" has the meaning assigned to such term in
                 ----------------
     Article VII.

               "Excess Cash Flow" means, for any fiscal year of the Borrower,
                ----------------
     the sum (without duplication) of:

               (a) the Consolidated Net Income of the Borrower and the Subsidiary Loan Parties for such fiscal year, adjusted to exclude any gains or losses attributable to Prepayment Events; plus
                                                             ----

               (b) depreciation, amortization and other non-cash charges or losses deducted in determining such Consolidated Net Income for such fiscal year; plus
                       ----

               (c) the sum of (i) the amount, if any, by which Net Working Capital decreased during such fiscal year plus (ii) the net amount, if any, by which the consolidated deferred revenues of the Borrower and the Subsidiary Loan Parties increased during such fiscal year; minus
                                                                         -----

               (d) the sum of (i) any non-cash gains included in determining such consolidated net income (or loss) for such fiscal year plus (ii) the amount, if any, by which Net Working Capital increased during such fiscal year plus (iii) the net amount, if any, by which the consolidated deferred revenues of the Borrower and the Subsidiary Loan Parties decreased during such fiscal year; minus
                                                     -----

               (e) Capital Expenditures for such fiscal year (except to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed by incurring Long-Term Indebtedness); minus
                                                                   -----

               (f) the aggregate principal amount of Long-Term Indebtedness repaid or prepaid by the Borrower and the Subsidiary Loan Parties during such fiscal year, excluding (i) Eligible Secured Debt prepaid pursuant to Section 2.09(c) or (d), and (ii) repayments or prepayments of Long-Term Indebtedness financed by incurring other Long-Term Indebtedness; minus
                        -----

               (g) the aggregate amount of Restricted Payments made during such fiscal year pursuant to clauses (d) or (e) of Section 6.06.

               "Excluded Taxes" means, with respect to either Agent, any Lender
                --------------
          or any other recipient of any payment to be made by or on account of any obligation of the

          Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.17(b)), any withholding tax that (i) is in effect and would apply to amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to any withholding tax pursuant to Section 2.15(a) or (ii) is attributable to such Foreign Lender's failure to comply with Section 2.15(a).

                  "Existing Agreement" has the meaning set forth in the preamble
                   ------------------
          to this Agreement.

                  "FCC" means the Federal Communications Commission.
                   ---

                  "FCC Debt" means Indebtedness owing to the FCC in respect of
                   --------
          the deferred purchase price of any FCC License.

                  "FCC License" means any license granted by the FCC to the
                   -----------
          Borrower or any Subsidiary Loan Party or that is used by the Borrower or any Subsidiary in the conduct of its business.

                  "Federal Funds Effective Rate" means, for any day, the
                   ----------------------------
          weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Financial Officer" means the chief financial officer,
                   -----------------
          principal accounting officer, treasurer or controller of the Borrower.

                  "Fixed Charges" means, as of any date, the sum of (a) Cash
                   -------------
          Interest Expense, (b) Capital Expenditures and (c) scheduled principal payments of Indebtedness to be made by the Borrower or any Subsidiary Loan Party to any Person other than the Borrower or any Subsidiary Loan Party, in each case projected (to the extent necessary) for the period of four consecutive fiscal quarters of the Borrower beginning on such date or, if such date is not the first day of a fiscal quarter of the Borrower, beginning on the last day of the fiscal quarter of the Borrower most recently ended on such date.

                  "Foreign Lender" means any Lender that is organized under the
                   --------------
          laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia.

                  "GAAP" means generally accepted accounting principles in the
                   ----
          United States of America.

                  "Governmental Authority" means the government of the United
                   ----------------------
          States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Guarantee" of or by any Person (the "guarantor") means any
                   ---------                            ---------
          obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner,
                                               ------- -------
          whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof,
          (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include
                      --------
          endorsements for collection or deposit in the ordinary course of business.

                  "Guarantee Agreement" means the Guarantee Agreement dated as
                   -------------------
          of November 24, 1999, among Holdings, the Subsidiary Loan Parties and the Collateral Agent, which when originally executed was substantially in the form of Exhibit C.

                  "Hazardous Materials" means all explosive or radioactive
                   -------------------
          substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "Hedging Agreement" means any interest rate protection
                   -----------------
          agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                  "Holdings" means Cricket Communications Holdings, Inc., a
                   --------
          Delaware corporation.

                  "Indebtedness" of any Person means, without duplication, (a)
                   ------------
          all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others,
          (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances and (k) all Disqualified Stock of such Person. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

                  "Indemnified Taxes" means Taxes other than Excluded Taxes.
                   -----------------

                  "Indemnity, Subrogation and Contribution Agreement" means the
                   -------------------------------------------------
          Indemnity, Subrogation and Contribution Agreement dated as of November 24, 1999, among the Borrower, the Subsidiary Loan Parties and the Collateral Agent, which when originally executed was substantially in the form of Exhibit D.

                  "Initial Availability Date" means the first date after the
                   -------------------------
          Effective Date on which the conditions set forth in Section 4.02 are satisfied (or waived in accordance with Section 9.02).

                  "Intercompany Agreements" has the meaning set forth in Section
                   -----------------------
          5.15.

                  "Interest Borrowing" means any Borrowing of Loans hereunder
                   ------------------
          for the sole purpose of paying, and the proceeds of which are applied solely to pay, accrued interest on any Loans or accrued commitment fees payable under this Agreement.

                  "Interest Election Request" means a request by the Borrower to
                   -------------------------
          convert or continue a Borrowing in accordance with Section 2.05.

                  "Interest Payment Date" means (a) with respect to any ABR
                   ---------------------
          Loan, the last day of each March, June, September and December and (b) with respect to any LIBOR Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a LIBOR Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

                  "Interest Period" means, with respect to any LIBOR Borrowing,
                   ---------------
          the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided,
                                                                     --------
          that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

                  "Lenders" means the Persons listed on Schedule 2.01 and any
                   -------
          other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

                  "Leverage Ratio" means, on any date, the ratio of (a) Total
                   --------------
          Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date.

                  "LIBOR", when used in reference to any Loan or Borrowing,
                   -----
          refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

                  "LIBO Rate" means, with respect to any LIBOR Borrowing for any
                   ---------
          Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with
                                                           ---------
          respect to such LIBOR Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent (or, if the Administrative Agent at the time is not a commercial bank, any commercial bank based in New York City selected by the Administrative Agent for the purpose of quoting such rate, provided that such commercial bank has a combined capital and surplus and undivided profits of not less than $500,000,000) in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "License Subsidiary" has the meaning assigned to such term in
                   ------------------
          Section 6.13.

                  "Lien" means, with respect to any asset, (a) any mortgage,
                   ----
          deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loan Documents" means this Agreement, the Collateral Agency
                   --------------
          Agreement, the Guarantee Agreement, the Parent Agreement, the Subordination Agreement, the Security Documents, the Indemnity, Subrogation and Contribution Agreement, any promissory note issued in connection with the Loans, and all other agreements, documents, instruments or certificates executed and/or delivered by any

          Loan Party in connection herewith or therewith (other than purchase agreements and supply agreements and agreements, documents, instruments and certificates executed and/or delivered pursuant thereto).

                  "Loan Parties" means the Parent, Holdings, the Borrower and
                   ------------
          the Subsidiary Loan Parties.

                  "Loans" means loans made to the Borrower pursuant to this
                   -----
          Agreement.

                  "Long-Term Indebtedness" means any Indebtedness that, in
                   ----------------------
          accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability.

                  "Lucent" means Lucent Technologies Inc.
                   ------

                  "Lucent Lender" means any Lender that is Lucent or an
                   -------------
          Affiliate of Lucent.

                  "Lucent Lenders" means, at any time, Lucent and any Affiliates
                   --------------
          of Lucent that are Lenders at such time.

                  "Lucent Loan" means any Loan that is held by any Lucent Lender
                   -----------
          or that is Guaranteed by Lucent or any Affiliate thereof or for which Lucent or any Affiliate thereof is otherwise directly or indirectly liable, pursuant to a make-whole arrangement or otherwise.

                  "Material Adverse Effect" means a material adverse effect on
                   -----------------------
          (a) the business, assets, operations, prospects or condition (financial or otherwise) of the Borrower and the Subsidiary Loan Parties taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document or (c) the rights of or benefits available to the Lenders under any Loan Document.

                  "Material Indebtedness" means (a) Indebtedness (other than the
                   ---------------------
          Loans), or obligations in respect of one or more Hedging Agreements, of any one or more of the Loan Parties in an aggregate principal amount exceeding $5,000,000, (b) any FCC Debt or (c) any Permitted License Acquisition Debt. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of a Loan Party in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Loan Party would be required to pay if such Hedging Agreement were terminated at such time.

                  "Maturity Date" means June 30, 2007.
                   -------------

                  "Moody's" means Moody's Investors Service, Inc.
                   -------

                  "Mortgage" means a mortgage, deed of trust, assignment of
                   --------
          leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be satisfactory in form and substance to the Agents.

                  "Mortgaged Property" means each parcel of real property and
                   ------------------
          improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.12.

                  "Multiemployer Plan" means a multiemployer plan as defined in
                   ------------------
          Section 4001(a)(3) of ERISA.

                  "Net Proceeds" means, with respect to any event (a) the cash
                   ------------
          proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and
          (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all fees and out-of-pocket expenses paid by the Borrower and the Subsidiary Loan Parties to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or condemnation), the amount of all payments required to be made by the Borrower and the Subsidiary Loan Parties as a result of such event to repay Indebtedness (other than Eligible Secured Debt) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower and the Subsidiary Loan Parties, and the amount of any reserves established by the Borrower and the Subsidiary Loan Parties to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower).

                  "Net Working Capital" means, at any date, (a) the sum of the
                   -------------------
          consolidated current assets and non-current deferred income tax assets of the Borrower and the Subsidiary Loan Parties as of such date (excluding cash and Permitted Investments) minus (b) the sum of the consolidated current liabilities and non-current deferred income tax liabilities of the Borrower and the Subsidiary Loan Parties as of such date (excluding current liabilities in respect of Indebtedness), determined on a consolidated basis in accordance with GAAP. Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

                  "Obligations" has the meaning assigned to such term in the
                   -----------
          Collateral Agency Agreement.

                  "Other Loan Documents" has the meaning assigned to such term
                   --------------------
          in Section 3.07.

                  "Other Taxes" means any and all present or future stamp or
                   -----------
          documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred
                   ----
          to and defined in ERISA and any successor entity performing similar functions.

                  "Parent" means Leap Wireless International, Inc., a Delaware
                   ------
          corporation.

                  "Parent Agreement" means the agreement dated as of November
                   ----------------
          24, 1999, between the Parent and the Administrative Agent, which when originally executed was substantially in the form of Exhibit E.

                  "Parent Pledge Agreement" means the Parent Pledge Agreement
                   -----------------------
          dated as of November 24, 1999, between the Parent and the Collateral Agent, which when originally executed was substantially in the form of Exhibit F.

                  "Payment Date" means each March 31, June 30, September 30 and
                   ------------
          December 31, commencing on and including the first such date that is on or after the Availability Termination Date, and ending on and including the Maturity Date.

                  "Perfection Certificate" means a certificate in the form of
                   ----------------------
          Exhibit G or any other form approved by the Agents.

                  "Permitted ChaseTel Financing" means financing extended by the
                   ----------------------------
          Borrower or any Subsidiary to ChaseTel prior to consummation of the ChaseTel Acquisition in the form of (a) loans made by the Borrower (or by the Parent and assigned to the Borrower) pursuant to the ChaseTel Credit Agreement prior to the Initial Availability Date, (b) purchase money financing in respect of the purchase price of equipment sold by Lucent to the Borrower or a Subsidiary and then resold to ChaseTel on or after the Initial Availability Date and prior to the earlier of the consummation of the ChaseTel Acquisition and the date one year after the Effective Date in accordance with Section 6.04(c) or (c) other loans made by the Borrower to ChaseTel on or after the Initial Availability Date and prior to the earlier of the consummation of the ChaseTel Acquisition and the date one year after the Effective Date; provided that:
          --------

                    (i) all such financing shall be made pursuant to the ChaseTel Credit Agreement and secured (together with the other Indebtedness outstanding under the ChaseTel Credit Agreement) by perfected, first-priority Liens on substantially all the assets of ChaseTel and its subsidiaries;

                    (ii) in the case of financing referred to in clauses (b) and (c) above, the ChaseTel Credit Agreement and related documentation shall have been amended to provide for such financing and the security therefor, and such amendments and the related security arrangements shall be reasonably satisfactory to the Administrative Agent;

                    (iii) in the case of financing referred to in clauses (b) and (c) above, such financing shall not be subordinated to any other Indebtedness and shall share pro rata in the benefits of the collateral security for the Indebtedness outstanding under the ChaseTel Credit Agreement;

                    (iv) in the case of financing referred to in clause (b) above, the aggregate principal amount of such financing shall be limited as set forth in Section 6.04(c);

                    (v) in the case of financing referred to in clause (c) above, the aggregate principal amount of such financing made available to ChaseTel shall not at any time exceed 50% of the aggregate principal amount of financing referred to in clause (b) above that has been made available to ChaseTel at such time;

                    (vi) all such financing shall be evidenced by promissory notes of ChaseTel pledged pursuant to the Borrower Pledge Agreement;

                    (vii) if any payment is received by the Borrower or any
               Subsidiary from or on behalf of ChaseTel in respect of any such financing, then such payment shall be applied to prepay an equal principal amount of the outstanding principal amount of the outstanding Borrowings hereunder; and

                    (viii) upon consummation of the ChaseTel Acquisition, all
               obligations of ChaseTel in respect of such financing shall be terminated and all collateral security therefor shall be released.

                         "Permitted Encumbrances" means:
                          ----------------------

                         (a) Liens imposed by law for taxes that are not yet due
               or are being contested in compliance with Section 5.05;

                         (b) carriers', warehousemen's, mechanics', landlords',
               materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.05;

                         (c) pledges and deposits made in the ordinary course of
               business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

                         (d) deposits to secure the performance of bids, trade
               contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                         (e) judgment liens in respect of judgments that do not
               constitute an Event of Default under clause (k) of Article VII;
               and

                         (f) easements, zoning restrictions, rights-of-way and
               similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

          provided that the term "Permitted Encumbrances" shall not include any
          --------
          Lien securing Indebtedness.

                         "Permitted Holdings Debt" means Indebtedness of
                          -----------------------
          Holdings in respect of debt securities issued in an underwritten public offering or private placement pursuant to Rule 144A; provided
                                                                      --------
          that (a) such Indebtedness shall not mature, nor shall any scheduled repayment of any principal thereof be due, nor shall such Indebtedness be subject to any mandatory redemption or required repurchase, conversion or exchange (whether upon the occurrence of any contingency or otherwise, but excluding contingent redemption offer provisions in the event of a "change of control" or "asset sale" that are customary for similar debt securities), in each case prior to the date that is one year after the Maturity Date, (b) any covenants, events of default and similar provisions relating thereto shall be reasonably satisfactory to the Required Lenders, (c) the obligations of Holdings in respect thereof shall not be Guaranteed by any other Loan Party or secured by any Lien, (d) by its terms, no interest shall be payable in respect of such Indebtedness (other than (i) by the issuance of additional Permitted Holdings Debt or (ii) out of a cash reserve funded by Holdings from the net proceeds of the issuance of such Indebtedness in an amount sufficient to pay such cash interest) prior to the later of (A) the date that is five years after the date of issuance of such Indebtedness and (B) June 30, 2005, and (e) the net proceeds of such Indebtedness (other than the portion, if any, of such net proceeds applied to fund any cash reserve established to fund interest payments as provided above) are contributed by Holdings to the Borrower as common equity.

                    "Permitted Investments" means:
                     ---------------------

                    (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                    (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                    (c) investments in certificates of deposit, banker's
               acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; and

                    (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

                    "Permitted License Acquisition Debt" means Indebtedness
                     ----------------------------------
          (other than FCC Debt) of any License Subsidiary in respect of the deferred purchase price of any FCC License purchased by such License Subsidiary; provided that (a) such Indebtedness shall not be secured
                      --------
          by any Lien, other than a Lien on the Equity Interests of the License Subsidiary that holds such FCC License, (b) arrangements satisfactory to the Agents shall have been made for the Lien granted under the Parent Pledge Agreement on the Equity Interests of such License Subsidiary to be perfected, subject to the prior Lien referred to in clause (a) above, (c) such Indebtedness shall mature within three years after the date such Indebtedness is incurred, and (d) the holder of such Indebtedness shall have entered into an agreement with the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which such holder shall have agreed to sell such Indebtedness upon demand to any holders of Eligible Secured Debt who elect to participate in such sale if an Event of Default has occurred and is continuing, for a purchase price equal to the outstanding principal amount thereof and accrued and unpaid interest thereon.

                  "Permitted Preferred Stock" means Disqualified Stock issued by
                   -------------------------
          Holdings; provided that (a) by its terms, no dividends shall be
                    --------
          payable in respect of such stock (other than by the issuance of additional shares of Permitted Preferred Stock) prior to the date that is one year after the Maturity Date, (b) such stock shall not mature or be subject to mandatory redemption or required repurchase, conversion or exchange (whether upon the occurrence of any contingency or otherwise) prior to the date that is one year after the Maturity Date, (c) any obligations of Holdings in respect of such stock shall not be Guaranteed by any other Loan Party or secured by any Lien, and
          (d) the net proceeds of such stock are contributed by Holdings to the Borrower as common equity.

                  "Permitted Third Party Payments" means (a) payments, not
                   ------------------------------
          exceeding $35,000,000, made to repay ChaseTel Indebtedness (other than any such Indebtedness owed to Leap or any subsidiary of Leap, including the Borrower) in connection with the ChaseTel Acquisition (or, if repaid by the Parent prior to the Effective Date, to reimburse the Parent for such repayment), (b) loans made to ChaseTel prior to consummation of the ChaseTel Acquisition that constitute Permitted ChaseTel Financing under clause (c) of the definition of such term,
          (c) payments, not exceeding [*], in respect of the purchase price of equipment and services (excluding Eligible Agency Plan Payments) purchased by the Borrower and its Subsidiaries other than pursuant to the Purchase Agreement, provided that such equipment becomes Collateral under the Security Agreement upon the purchase thereof (free of any Liens other than the Lien of the Security Agreement) and
          (d) payments in respect of the purchase price of any FCC License that is acquired by a License Subsidiary and is to be used in the business of the Borrower and its Subsidiaries after the purchase thereof, provided that such FCC License is acquired by a License Subsidiary free of any Liens and is not purchased subject to any FCC Debt, Permitted License Acquisition Debt or other Indebtedness; provided
                                                                    --------
          that, unless otherwise agreed by Lucent, payments for equipment referred to in clause (c) above shall be "Permitted Third Party Payments" only if and to the extent that such payments are permitted to be financed with the proceeds of Loans hereunder in accordance with the applicable provisions of the Purchase Agreement.

                  "Person" means any natural person, corporation, limited
                   ------
          liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "Plan" means any employee pension benefit plan (other than a
                   ----
          Multiemployer Plan) subject to the provisions of Title IV of ERISA or
          Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Pledge Agreements" means the Borrower Pledge Agreement and
                   -----------------
          the Parent Pledge Agreement.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

               "POPS" means, with respect to any geographical area, the most
                ----
recent projection of the population of such geographic area as published in a demographic data source based upon the most recent U.S. Census Bureau data, such data source to be reasonably agreed upon by the Administrative Agent and the Borrower.

               "Prepayment Event" means:
                ----------------

               (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Borrower or any Subsidiary Loan Party, other than pursuant to clause
          (i), (ii), (iii) or (iv) of Section 6.04(b); or

               (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Subsidiary Loan Party, but only to the extent that the Net Proceeds therefrom have not been applied to repair, restore or replace such property or asset within 180 days after such event.

               "Primary Subordinated Obligation" has the meaning assigned to
                -------------------------------
such term in the Subordination Agreement.

               "Prime Rate" means the rate of interest per annum published from
                ----------
time to time in the "Money Rates" column (or any successor column) of The Wall Street Journal as the prime rate or, if such rate shall cease to be so published or is not available for any reason, the rate of interest publicly announced from time to time by any commercial bank based in New York City selected by the Administrative Agent for the purpose of quoting such rate; provided that if at
                                                           --------
any time the Person serving as Administrative Agent is a commercial bank based in New York City then the "Prime Rate" shall be the rate of interest per annum publicly announced from time to time by such bank as its prime rate in effect at its principal office in New York City. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

               "Purchase Agreement" means the System Equipment Purchase
                ------------------
Agreement dated as of August 12, 1999, between the Borrower and Lucent.

               "Purchase Price" means amounts paid or payable to Lucent pursuant
                --------------
to invoices delivered by Lucent pursuant to the Purchase Agreement, excluding any such amounts attributable to sales taxes; provided that amounts paid or
                                              --------
payable for purchases pursuant to the Agency Plan shall not constitute "Purchase Price" payments.

               "Real Estate Subsidiary" has the meaning assigned to such term in
                ----------------------
Section 6.12.

               "Register" has the meaning set forth in Section 9.04.
                --------

               "Related Parties" means, with respect to any specified Person,
                ---------------
such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

               "Repayment" means, in respect of any Indebtedness, the direct or
                ---------
indirect repayment, prepayment, redemption, purchase, acquisition, defeasance, retirement or other satisfaction of the principal of such Indebtedness, in whole or in part, whether optional or mandatory. "Repay" has a meaning correlative thereto.
                                      -----

               "Required Lenders" means, at any time, Lenders having outstanding
                ----------------
Loans and Commitments representing more than 50% of the sum of the total outstanding Loans and Commitments at such time; provided that at any time that
                                                --------
Lucent Lenders have outstanding Loans and Commitments representing more than 50% of the sum of all outstanding Loans and Commitments at such time, "Required Lenders" means each of (i) the Lucent Lenders at such time and (ii) other Lenders holding more than 50% of the outstanding Loans and Commitments (excluding those held by Lucent Lenders) at such time.

               "Restatement Date" means October 27, 2000.
                ----------------

               "Restricted Payment" means (a) any dividend or other
                ------------------
distribution (whether in cash, securities or other property) with respect to any Equity Interests in Holdings, the Borrower or any Subsidiary Loan Party, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interest in Holdings, the Borrower or any Subsidiary Loan Party or any option, warrant or other right to acquire any such Equity Interest in Holdings, the Borrower or any Subsidiary Loan Party or (b) any Repayment in respect of any Primary Subordinated Obligation or any payment of interest thereon.

               "S&P" means Standard & Poor's.
                ---

               "Secondary Subordinated Obligation" has the meaning assigned to
                ---------------------------------
such term in the Subordination Agreement.

               "Security Agreement" means the Security Agreement dated as of
                ------------------
November 24, 1999, among the Borrower, the Subsidiary Loan Parties and the Collateral Agent, which when originally executed was substantially in the form of Exhibit H.

               "Security Documents" means the Collateral Agency Agreement, the
                ------------------
Pledge Agreements, the Security Agreement, the Mortgages and each other security agreement or other instrument or document executed and delivered pursuant to
Section 5.11 or 5.12 to secure any of the Obligations.

               "Statutory Reserve Rate" means a fraction (expressed as a
                ----------------------
decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which any commercial banks subject to regulation by the Board are subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBOR Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

               "Subordination Agreement" means the Subordination Agreement dated
                -----------------------
as of November 24, 1999, among the Loan Parties and the Collateral Agent, which when originally executed was substantially in the form of Exhibit I.

               "Subscribers" means customers that are purchasing wireless
                -----------
telecommunications service from the Borrower or any of its operating Subsidiaries; provided that during the period from the Effective Date up to and
              --------
including the earlier of (a) the consummation of the ChaseTel Acquisition in accordance with Section 6.04 and (b) the date that is one year after the Effective Date, "Subscribers" shall also include customers of ChaseTel that are
                 -----------
receiving wireless telecommunications service pursuant to a service contract so long as the operation of such wireless telecommunications service is being managed by the Borrower and its Subsidiaries pursuant to a management contract with ChaseTel.

               "subsidiary" means, with respect to any Person (the "parent") at
                ----------                                          ------
any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

               "Subsidiary" means any subsidiary of the Borrower.
                ----------

               "Subsidiary Loan Parties" means the Subsidiaries and the License
                -----------------------
Subsidiaries.

               "Taxes" means any and all present or future taxes, levies,
                -----
imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

               "Total Capitalization" means, as of any date, the sum (without
                --------------------
duplication) of (a) Total Indebtedness as of such date, plus (b) Total Contributed Capital as of such date, plus (c) if positive, consolidated retained earnings of the Borrower and the Subsidiary Loan Parties as of such date.

               "Total Contributed Capital" means, as of any date, the sum
                -------------------------
(without duplication) of (a) the amount of consolidated paid-in equity capital of the Borrower and the Subsidiary Loan Parties as of such date, plus (b) the outstanding principal amount of Indebtedness consisting of Primary Subordinated Obligations as of such date; provided that "Total Contributed Capital" shall not
                             --------
include any of the foregoing to the extent that the consideration received by the Borrower and the Subsidiary Loan Parties therefore did not consist of either
(i) cash or (ii) assets useful in the business of the Borrower and the Subsidiary Loan Parties that the Borrower and the Subsidiary Loan Parties would have been permitted to acquire hereunder if cash had been received by the Borrower as consideration therefor. Any assets referred to in clause (ii) shall be valued at the lesser of the cost or fair market value of such assets at the time received by the Borrower and the

Subsidiary Loan Parties, it being understood that costs incurred and assets contributed to capital of the Borrower prior to the Effective Date and treated as paid-in equity capital in accordance with GAAP shall be valued at the amount reflected on the Borrower's balance sheet as paid-in equity capital in accordance with GAAP.

               "Total Indebtedness" means, as of any date, the sum of (a) the
                ------------------
aggregate principal amount of Indebtedness of the Borrower and the Subsidiary Loan Parties outstanding as of such date (excluding Indebtedness that constitutes a Primary Subordinated Obligation), in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, plus (b) the aggregate principal amount of Indebtedness of the Borrower and the Subsidiary Loan Parties outstanding as of such date (excluding Indebtedness that constitutes a Primary Subordinated Obligation) that is not required to be reflected on a balance sheet in accordance with GAAP, determined on a consolidated basis; provided that, for purposes of clause (b)
                                    --------
above, the term "Indebtedness" shall not include contingent obligations of the Borrower or any Subsidiary as an account party in respect of any letter of credit or letter of guaranty unless such letter of credit or letter of guaranty supports an obligation that constitutes Indebtedness.

               "Transactions" means the execution, delivery and performance by
                ------------
the Loan Parties of the Loan Documents, the borrowing of Loans and the use of the proceeds thereof.

               "Type", when used in reference to any Loan or Borrowing, refers
                ----
to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

               "Withdrawal Liability" means liability to a Multiemployer Plan as
                --------------------
a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

               SECTION 1.02. Classification of Loans and Borrowings. For
                             ---------------------------------------
purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a "LIBOR Loan"). Borrowings also may be classified and referred to by
 ---
Type (e.g., a "LIBOR Borrowing").
      ---

               SECTION 1.03. Terms Generally. The definitions of terms herein
                             ---------------
shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and

Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, contract rights, licenses and intellectual property.

               SECTION 1.04. Accounting Terms; GAAP; Consolidation of License
                             ------------------------------------------------
Subsidiaries. (a) Except as otherwise expressly provided herein, all terms of an
-------------
accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the
                          --------
Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

               (b) Any determination required to be made under any Loan Document with respect to the Borrower and the Subsidiary Loan Parties on a consolidated basis shall be made as though the License Subsidiaries were consolidated subsidiaries of the Borrower.


                                  ARTICLE II

                                   The Loans
                                   ---------

               SECTION 2.01. Commitments. (a) Subject to the terms and
                             ------------
conditions set forth herein, each Lender with an Available Commitment agrees to make Loans to the Borrower at any time and from time to time during the Availability Period in an aggregate principal amount not exceeding its remaining Available Commitment at the time. Amounts repaid in respect of Loans may not be reborrowed.

               (b) If the Parent is required to prepay, and prepays, the ChaseTel Loans pursuant to Section 7 of the Parent Agreement, then Lucent (in its capacity as a Lender) agrees that, if the ChaseTel Acquisition is consummated in accordance with this Agreement after the date of such prepayment and before the date that is 18 months after the Effective Date, Lucent will, subject to the same terms and conditions set forth herein with respect to other Loans, make a Loan to the Borrower on the date of consummation of the ChaseTel Acquisition in an aggregate principal amount equal to the aggregate principal amount of ChaseTel Loans prepaid by the Parent. Lucent's agreement to make a Loan pursuant to this paragraph (b) shall constitute a "Commitment" (commencing upon the date on which the ChaseTel Loans are prepaid) for all purposes of this Agreement, except that such Commitment (i) shall be disregarded for purposes of funding other Loans, (ii) may be reduced or terminated by the Borrower without reducing or terminating other Commitments, (iii) when utilized, shall not require ratable funding of Loans in respect of other Commitments, (iv) must be utilized with a Borrowing on a single date on or within 15 Business Days after the date of consummation of the ChaseTel Acquisition and (v) shall terminate on the earlier of the date that is five

Business Days after the date of consummation of the ChaseTel Acquisition and the date that is 18 months after the Effective Date, if not utilized prior to such date.

               SECTION 2.02. Loans and Borrowings. (a) Each Loan shall be made
                             ---------------------
as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Available Commitments; provided that
                                                                   --------
if a Commitment is assigned by Lucent (in its capacity as a Lender) after a receipt of a Borrowing Request in order to permit the assignee to fund all or a portion of the Loan that otherwise would have been funded by Lucent in connection with such Borrowing Request (any such assigned Commitment, a "Fronting Commitment"), Lucent's ratable share of such Borrowing shall equal (w) Lucent's ratable share of such Borrowing calculated without giving effect to such assignment minus (x) the amount of such Fronting Commitment, and the assignee's ratable portion of such Borrowing shall equal the sum of (y) such assignee's ratable share of such Borrowing calculated without giving effect to any assignment under which such assignee was assigned a Fronting Commitment plus
(z) the amount of such Fronting Commitment. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several
                       --------
and no Lender shall be responsible for any other Lender's failure to make Loans as required. Nothing in this Section shall be construed to require any Lender to make a Loan pursuant to a Commitment that is not an Available Commitment.

               (b) Subject to Section 2.12, each Borrowing shall be comprised entirely of LIBOR Loans or ABR Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any LIBOR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the
--------
Borrower to repay such Loan in accordance with the terms of this Agreement.

               (c) At the commencement of each Interest Period for any LIBOR Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $3,000,000. At the time that each ABR Borrowing (other than an Interest Borrowing) is made, such Borrowing shall be in an aggregate amount that is not less than $3,000,000; provided that an ABR
                                                      --------
Borrowing may be in an aggregate amount that is equal to the entire remaining Commitments. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 12 LIBOR
      --------
Borrowings outstanding.

               (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing as a LIBOR Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

               SECTION 2.03. Requests for Borrowings. (a) To request a
                             -----------------------
Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing; provided that, except for Interest
                                           --------
Borrowings, the Borrower may make only one request for a Borrowing in any single calendar month (it being understood that all Borrowings made by the Borrower on the same date shall be treated as a single request for a Borrowing for purposes of this limitation). Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

               (i) the aggregate amount of such Borrowing and the use of proceeds therefrom (and each written Borrowing Request shall attach copies of the invoices to be paid with such proceeds, except to the extent such Borrowing is to be applied to pay fees and interest payable hereunder);

               (ii)  the date of such Borrowing, which shall be a Business Day;

               (iii) whether such Borrowing is to be a LIBOR Borrowing or an ABR Borrowing;

               (iv) in the case of a LIBOR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

               (v) if any proceeds of such Borrowing are to be applied to pay the purchase price of Permitted Third Party Payments or Eligible Agency Plan Payments, the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with Section 2.04.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested LIBOR Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

               (b) Notwithstanding anything to the contrary contained in this Agreement, the Administrative Agent shall, at the request of Lucent so long as Lucent Lenders are the only Lenders with Available Commitments hereunder, cause Loans to be advanced by the Lenders for and on behalf of the Borrower whether or not (i) any Borrowing Request is given in accordance with Section 2.03(a), (ii) any of the conditions precedent set forth in Article IV hereof are satisfied,
(iii) any Default exists, or (iv) any other fact or circumstance exists, if Lucent shall have given five Business Day's prior written notice to the Administrative Agent and the Borrower of Lucent's desire to cause the Lenders to make such Loans and all proceeds of such Loans are used to pay the Purchase Price for Lucent goods and/or services which has not been disputed and which has not been paid when due. All Loans advanced pursuant to this Section 2.03(b) shall be initially advanced as LIBOR Borrowings with a one month Interest Period (unless the Borrower has requested in writing, at least three Business Days prior to such advance, that any of such Loans have an Interest Period with a different duration in accordance with the requirements of this Agreement) or, if the maximum number of Interest Periods for LIBOR Borrowings is already then in effect, as ABR Borrowings (but after such advancement, may be converted or continued in accordance with Section 2.05 of this Agreement).

               SECTION 2.04. Funding of Borrowings. (a) Each Lender shall make
                             ----------------------
each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. Such account shall be in New York, New York. The Administrative Agent will make such Loans available to the Borrower (i) in the case of amounts payable to Lucent, by promptly crediting the amounts so received, in like funds, to an account of Lucent maintained with the Administrative Agent and designated by Lucent for such purpose, (ii) in the case of amounts payable to either Agent or any Lender, by promptly transmitting the amounts so received to such Agent or Lender by wire transfer (or by crediting the account of such Agent or Lender maintained with the Administrative Agent, if applicable), in immediately available funds, or (iii) in the case of any other amounts, by promptly transmitting the amounts so received to the Borrower by wire transfer to an account of the Borrower in New York, New York (or crediting the account of the Borrower maintained with the Administrative Agent in New York, New York, if applicable), in immediately available funds, as designated by the Borrower in the applicable Borrowing Request. Notwithstanding the foregoing,
(i) any Lender may make its Loan by crediting the amount thereof against any amount payable to such Lender from the proceeds of such Borrowing and shall be deemed to have made a Loan in the amount of such credit and (ii) the Administrative Agent will make the Loans of the other Lenders available as provided in the preceding sentence. So long as Lucent is the Administrative Agent, any amounts to be made available or paid as provided above to an account maintained with the Administrative Agent may be made available or paid to an account maintained with a commercial bank designated by Lucent for the purpose.

               (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

               SECTION 2.05. Interest Elections. (a) Each Borrowing initially
                             ------------------
shall be of the Type specified in the applicable Borrowing Request and, in the case of a LIBOR Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a LIBOR Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

               (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

               (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

               (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

               (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

               (iii) whether the resulting Borrowing is to be a LIBOR Borrowing or an ABR Borrowing; and

               (iv) if the resulting Borrowing is a LIBOR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a LIBOR Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

               (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

               (e) If the Borrower fails to deliver a timely Interest
Election Request with respect to a LIBOR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a LIBOR Borrowing and
(ii) unless repaid, each LIBOR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

               SECTION 2.06. Termination and Reduction of Commitments. (a)
                             ----------------------------------------
Unless previously terminated, the Commitments shall terminate on the earlier of
(i) the Availability Termination Date and (ii) the date of termination of the Purchase Agreement.

               (b) On the date of each Loan made by any Lender such Lender's Commitment shall be reduced by an amount equal to such Loan.

               (c) In the event that a prepayment of Loans would be required pursuant to paragraph (b), (c) or (d) of Section 2.09, all Commitments then in effect shall be reduced ratably by an aggregate amount equal to the excess, if any, of the amount of the required prepayment over the aggregate principal amount of Loans outstanding immediately prior to giving effect to such prepayment.

               (d) The Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that each reduction of the Commitments
                         --------
pursuant to this paragraph (d) shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000.

               (e) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (d) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments pursuant to paragraph (d) of this Section shall be made ratably among the Lenders in accordance with their respective Commitments.

               SECTION 2.07. Repayment of Loans; Evidence of Debt. (a) The
                             ------------------------------------
Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan of such Lender as provided in Section 2.08.

               (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

               (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

               (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the
                                              ----- -----
existence and amounts of the obligations recorded therein; provided that the
                                                           --------
failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

               (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

               SECTION 2.08. Amortization of Loans. (a) Subject to adjustment
                             ---------------------
pursuant to paragraph (c) of this Section, the Borrower shall repay Borrowings on each Payment Date set forth below in an aggregate amount equal to the percentage set forth opposite such Payment Date multiplied by an amount equal to the sum of all Loans made during the Availability Period (whether or not previously repaid):

                 Payment Date                              Percentage
                 ------------                              ----------
         Each of first, second, third and
         fourth                                               2.50%

         Each of fifth, sixth, seventh and
         eighth                                               3.75%

         Each of ninth, tenth, eleventh and
         twelfth                                              5.00%

         Each of thirteenth, fourteenth,
         fifteenth and sixteenth                              6.25%

         Each of seventeenth, eighteenth,
         nineteenth and twentieth                             7.50%


               (b) To the extent not previously paid, all Loans shall be due and payable on the Maturity Date.

               (c) Any prepayment of a Borrowing shall be applied to reduce the subsequent scheduled repayments of the Borrowings to be made pursuant to this
Section in the inverse order of maturity thereof.

               (d) Prior to any repayment of any Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 2:00 p.m., New York City time, three Business Days before the scheduled date of such repayment;

provided that the Borrower shall select Borrowings to be repaid such that each
--------
Lender shall receive its pro rata share of such repayment as provided in Section
2.16. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Borrowings shall be accompanied by the payment of accrued interest on the amount thereof.

               SECTION 2.09. Prepayment of Loans.
                             -------------------

               (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

               (b) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary Loan Party in respect of any Prepayment Event, the Borrower shall, within three Business Days after such Net Proceeds are received, prepay Eligible Secured Debt (including Borrowings), ratably in accordance with the outstanding principal amount thereof, in an aggregate principal amount equal to such Net Proceeds; provided
                                                                      --------
that, in the case of any event described in clause (a) of the definition of the term Prepayment Event, if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Borrower and the Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Proceeds, to acquire real property, equipment or other tangible assets to be used in the business of the Borrower and the Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 180-day period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied.

               (c) Following the end of each fiscal year of the Borrower, commencing with the fiscal year during which the Availability Termination Date occurs, the Borrower shall prepay Eligible Secured Debt (including Borrowings), ratably in accordance with the outstanding principal amount thereof, in an aggregate principal amount equal to 50% of Excess Cash Flow for such fiscal year. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year).

               (d) In the event and on each occasion that the Borrower or any Subsidiary Loan Party Repays any Indebtedness (other than Eligible Secured Debt) of the Borrower or any Subsidiary Loan Party then the Borrower shall, within three Business Days after the date of such Repayment, prepay Eligible Secured Debt (including Borrowings), ratably in accordance with the outstanding principal amount thereof, in an aggregate amount equal to the product of (x) the sum of the aggregate principal amount of the Eligible Secured Debt outstanding at the time, multiplied by (y) a fraction, the numerator of which is the aggregate principal amount of such Repayment, and the denominator of which is the amount of Total Indebtedness immediately prior to such Repayment (excluding Eligible Secured Debt and Indebtedness outstanding under revolving credit facilities); provided that prepayments of Eligible Secured Debt shall not be
             --------
required pursuant to this paragraph in respect of (i) any Repayment of Indebtedness to the extent such Repayment is refinanced by incurring other Indebtedness that (A) has a scheduled maturity date that is on or after the scheduled maturity date of the Indebtedness being refinanced, (B) has a weighted average life to maturity that is equal to or longer than the remaining weighted average life to maturity of the Indebtedness being refinanced, determined immediately prior to giving effect to such Repayment, (C) does not include any provisions that may require mandatory Repayment thereof prior to scheduled maturity, other than scheduled repayments taken into consideration in determining compliance with clause (B) above and other provisions that are not materially more burdensome than any such provisions included in the Indebtedness being refinanced, (D) is issued or incurred by the same Person that issued or incurred the Indebtedness being refinanced and is not Guaranteed or secured by any Lien unless the Indebtedness being refinanced was Guaranteed or secured (in which case such Indebtedness shall not be Guaranteed by any Person that did not Guarantee the Indebtedness being refinanced and shall not be secured by a Lien on any asset that did not secure the Indebtedness being refinanced), and (E) is subordinated to the Obligations on terms no less favorable than the terms on which the Indebtedness being refinanced was so subordinated, if such refinanced Indebtedness was so subordinated (any such refinancing which satisfies such conditions being referred to herein as a "Qualified Refinancing"), (ii) any Repayment of Indebtedness outstanding under a revolving credit facility to the extent that
(A) the commitments of the lenders to make loans thereunder remain in effect after giving effect to such Repayment or are replaced by commitments under a replacement revolving credit facility and (B) such commitments are not reduced within six months thereafter, (iii) any Repayment of secured Indebtedness in connection with the sale of the assets securing such Indebtedness, or (iv) any Repayment of Indebtedness at the scheduled final maturity thereof or in accordance with regularly scheduled amortization requirements prior to maturity.

               (e) In the event and on each occasion that the Borrower or any Subsidiary Loan Party Repays any Eligible Secured Debt (other than Loans hereunder), then the Borrower shall, within three Business Days after the date of such Repayment, prepay Borrowings in an aggregate principal amount equal to the product of (x) the sum of the aggregate principal amount of Loans outstanding at the time, multiplied by (y) a fraction, the numerator of which is the aggregate principal amount of such Repayment, and the denominator of which is the aggregate outstanding principal amount of the Eligible Secured Debt that was the subject of such Repayment (immediately prior to such Repayment); provided that prepayments of Borrowings shall not be required pursuant to this paragraph in respect of (i) any Repayment of Eligible Secured Debt at the scheduled final maturity thereof or in accordance with regularly scheduled amortization requirements prior to maturity, (ii) any Repayment of other Eligible Secured Debt that constitutes a mandatory prepayment thereof in accordance with paragraph (b), (c) or (d) of this Section, (iii) a Qualified Refinancing, or (iv) a mandatory pro rata prepayment of any Eligible Secured Debt (other than the Loans hereunder) as a result of corresponding provisions thereof requiring a pro rata payment thereof in the event of a prepayment of the Loans hereunder.

               (f) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (g) of this Section; provided that the Borrower shall select
                               --------
Borrowings to be prepaid such that each Lender shall receive its pro rata share of such prepayment as provided in Section 2.16.

               (g) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments of Borrowings shall be accompanied by the payment of accrued interest on the amount prepaid.

               SECTION 2.10. Fees. (a) The Borrower agrees to pay to the
                             ----
Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Commitment Fee Rate on the daily amount of the Available Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which the Commitments terminate. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the Effective Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

               (b) The Borrower agrees to pay to Lucent, for its own account, fees in the amounts and at the times separately agreed.

               (c) The Borrower agrees to pay to the Administrative Agent and the Collateral Agent (if other than Lucent), for its own account, fees in the amounts and at the times separately agreed.

               (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, (i) to the applicable Agent, (ii) to Lucent, in the case of fees payable to it, or (iii) to the Administrative Agent, in the case of commitment fees, for distribution to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

               SECTION 2.11. Interest. (a) The Loans comprising each ABR
                             --------
Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin.

               (b) The Loans comprising each LIBOR Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

               (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

               (d) All accrued interest on each Loan shall be payable in
arrears on each Interest Payment Date for such Loan; provided that (i) interest
                                                     --------
accrued pursuant to paragraph (c) of this Section shall be payable on demand,
(ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount of such Loan repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

               (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

               SECTION 2.12. Alternate Rate of Interest. If prior to the
                             ---------------------------
commencement of any Interest Period for a LIBOR Borrowing:

               (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

               (b) the Administrative Agent is advised by a majority in interest of the Lenders participating in such Borrowing that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a LIBOR Borrowing shall be ineffective and
(ii) if any Borrowing Request requests a LIBOR Borrowing, such Borrowing shall be made as an ABR Borrowing.

               SECTION 2.13. Increased Costs. (a) If any Change in Law shall:
                             ---------------

                    (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                    (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or LIBOR Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBOR Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

               (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

               (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

               (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not
                                            --------
be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such
          -------- -------
increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

               SECTION 2.14. Break Funding Payments. In the event of (a) the
                             ----------------------
payment of any principal of any LIBOR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any LIBOR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any LIBOR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.17, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a LIBOR Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

               SECTION 2.15. Taxes. (a) Any and all payments by or on account
                             -----
of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any
                --------
Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

               (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

               (c) The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

               (d) As soon as practicable after any payment of Indemnified
Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

               (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the United States of America, or any treaty to which the United States of America is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate; provided that such Foreign Lender has
                                          --------
received written notice from the Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation.

               SECTION 2.16. Payments Generally; Pro Rata Treatment; Sharing
                             -----------------------------------------------
of Setoffs. (a) The Borrower shall make each payment required to be made by it
----------
hereunder or under any other Loan Document (whether of principal, interest or fees, or of amounts payable under Section 2.13, 2.14 or 2.15, or otherwise) prior to 12:00 (noon), New York

City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at The Chase Manhattan Bank, New York, New York, ABA no. 021000021, account no. 9101449099, phone no.
(212) 552-2222 (or such other account in New York, New York as the Administrative Agent shall from time to time specify by notice), except that payments pursuant to Sections 2.10(b), 2.10(c), 2.13, 2.14, 2.15 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

               (b) Each repayment or prepayment of principal of the Loans hereunder, or selection of Borrowings for repayment or prepayment, shall be made such that the benefit of such repayment or prepayment is shared by the Lenders ratably in accordance with the aggregate principal amount of their respective Loans then outstanding.

               (c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

               (d) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are
                        --------
purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

               (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

               (f) Without limiting the generality of paragraph (a) above, the Borrower's obligations to make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or otherwise) shall be absolute and unconditional and shall not be subject to any delay, reduction, setoff, counterclaim, defense or recoupment for any reason, including any dispute with, breach of representation or warranty by or claim against any supplier, manufacturer, installer, vendor or distributer, including Lucent.

               SECTION 2.17. Mitigation Obligations; Replacement of Lenders.
                             ----------------------------------------------
(a) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to use all reasonable efforts to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior
             --------
written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the

Borrower to require such assignment and delegation cease to apply.


                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

               Each of Holdings and the Borrower represents and warrants to the Lenders that:

               SECTION 3.01. Organization; Powers. Each of the Loan Parties is
                             --------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

               SECTION 3.02. Authorization; Enforceability. The Transactions
                             -----------------------------
entered into or to be entered into by each Loan Party are within such Loan Party's powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by Holdings and the Borrower and constitutes, and each other Loan Document to which any Loan Party is or is to be a party constitutes (or, when executed and delivered by it, will constitute) a legal, valid and binding obligation of Holdings and the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

               SECTION 3.03. Governmental Approvals; No Conflicts. The
                             ------------------------------------
Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Security Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, except for, until the consents and waivers required by Section 4.02(j) are received, the Credit Agreement dated as of September 23, 1998 among the Parent, QUALCOMM Incorporated and ABN Amro Bank N.V., as Administrative Agent, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Security Documents.

               SECTION 3.04. Financial Condition; No Material Adverse Change.
                             -----------------------------------------------
(a) The Parent has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended August 31, 1999, reported on by PricewaterhouseCoopers LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended February 29, 2000, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent and its consolidated subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

               (b) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statement of operations, stockholder's equity and cash flows as of and for the fiscal year ended August 31, 1999, and as of and for the portion of the six month period ended June 30, 2000, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated subsidiaries as of such dates and for such periods in accordance with GAAP.

               (c) Since June 30, 2000, there has been no material adverse change in the business, assets, operations, prospects or condition (financial or otherwise) of the Borrower and the Subsidiary Loan Parties, taken as a whole.

               SECTION 3.05. Properties and Licenses. (a) Each of the Borrower
                             -----------------------
and the Subsidiary Loan Parties has good title to, or valid leasehold interests in, all the real and personal property material to its business (other than licenses, which are addressed in paragraph (d) of this Section), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or proposed to be conducted.

               (b) Each of the Borrower and the Subsidiary Loan Parties owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and the Subsidiary Loan Parties does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

               (c) Schedule 3.05A sets forth the address of each real property that is owned or leased by the Borrower or any of its Subsidiaries as of September 20, 1999, after giving effect to the Transactions. As of the Effective Date, neither Holdings, the Borrower nor any of its Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Neither any Mortgaged Property nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such Mortgaged Property or interest therein.

               (d) Schedule 3.05B sets forth all FCC Licenses existing as of September 20, 1999, (and the respective holders of such FCC Licenses) and all other licenses and permits in effect as of September 20, 1999, that are material to the business of the Borrower and the Subsidiary Loan Parties. Each of the FCC Licenses, and each other license or permit that is material to the business of the Borrower and the Subsidiary Loan Parties, is valid and in full force and effect, and the Borrower and the Subsidiary Loan Parties are in compliance with the terms and conditions thereof except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Borrower has the right to utilize all FCC Licenses held by the License Subsidiaries.

               SECTION 3.06. Litigation and Environmental Matters. (a) There are
                             ------------------------------------
no
actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Holdings or the Borrower, threatened against or affecting any Loan Party (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

               (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of the Loan Parties (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law,
(ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

               (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

               SECTION 3.07. Compliance with Laws and Agreements. Each of the
                             -----------------------------------
Loan Parties is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property (including all agreements, instruments or documents governing any Eligible Secured Debt other than the Indebtedness of the Borrower in respect of the Loans (collectively, the "Other Loan Documents")), except where the failure to do so, individually or in
 --------------------
the aggregate, could not reasonably be expected to result in a Material Adverse Effect, except for, until the consents and waivers required by Section 4.02(j) are received, the Credit Agreement dated as of September 23, 1998 among the Parent, QUALCOMM Incorporated and ABN Amro Bank N.V., as Administrative Agent. No Default has occurred and is continuing.

               SECTION 3.08. Investment and Holding Company Status. None of the
                             -------------------------------------
Loan Parties is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

               SECTION 3.09. Taxes. Each of the Loan Parties has timely filed or
                             -----
caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except
(a) Taxes that are being contested in good faith by appropriate proceedings and for which the applicable Loan Party has set aside on its books adequate reserves or (b) the filing of state or local Tax returns and reports, or the payment of state or local Taxes, to the extent that the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

               SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably
                             -----
expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No.
87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 the fair market value of the assets of all such underfunded Plans.

               SECTION 3.11. Disclosure. Holdings and the Borrower have
                             ----------
disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any of the Loan Parties is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with
                                                          --------
respect to projected financial information, Holdings and the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

               SECTION 3.12. Subsidiaries. Holdings does not have any
                             ------------
subsidiaries other than the Borrower and the Borrower's Subsidiaries. Schedule
3.12 sets forth as of the Effective Date (a) the name of, and the ownership interest of the Borrower in, each Subsidiary of the Borrower and (b) the name of, and the ownership interest of the Parent in, each License Subsidiary.

               SECTION 3.13. Insurance. Schedule 3.13 sets forth a description
                             ---------
of all insurance maintained by or on behalf of the Borrower and the Subsidiary Loan Parties as of the Effective Date. As of the Effective Date, all premiums then due and payable in respect of such insurance have been paid.

               SECTION 3.14. Labor Matters. As of the Effective Date, there are
                             -------------
no strikes, lockouts or slowdowns against any Loan Party pending or, to the knowledge of Holdings or the Borrower, threatened. The hours worked by and payments made to employees of the Loan Parties have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from any Loan Party, or for which any claim may be made against any Loan Party, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the applicable Loan Party. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Loan Party is bound.

               SECTION 3.15. Purchase Agreement. The Purchase Agreement is in
                             ------------------
full force and effect. The Borrower is in compliance in all material respects with the terms and conditions of the Purchase Agreement.

               SECTION 3.16. Year 2000. Any reprogramming required to permit the
                             ---------
proper functioning, in and following the year 2000, of (a) the computer systems of the Borrower and its Subsidiaries (including any computer systems of the Parent that are used in connection with the business of the Borrower and its Subsidiaries) and
(b) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, have been completed. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and its Subsidiaries (including reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect.

               Section 3.17. Eligible Secured Debt. The Loans made and
                             ---------------------
contemplated to be made in accordance with this Agreement constitute a part of the "Obligations", as such term is defined in the Collateral Agency Agreement,
     -----------
and are permitted to be secured by all Collateral in accordance with the Collateral Agency Agreement.


                                  ARTICLE IV

                                  Conditions
                                  ----------

               SECTION 4.01. Effective Date. The obligations of the Lenders to
                             --------------
make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):


               (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

               (b) The Lenders shall be satisfied with the corporate and legal structure and capitalization of Holdings, the Borrower and the Subsidiary Loan Parties, including the charter and by-laws of Holdings, the Borrower and each Subsidiary Loan Party and each agreement or instrument evidencing Indebtedness.

               (c) All Equipment Site Interests (if any) shall be owned by Real Estate Subsidiaries in accordance with Section 6.12. Each FCC License shall be owned by a License Subsidiary in accordance with Section
          6.13. No event shall have occurred that would subject any FCC License to revocation by the FCC.

               (d) The Purchase Agreement shall have been executed and delivered by the Borrower and Lucent and shall be in full force and effect.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

               SECTION 4.02. Initial Availability Date. The obligations of the
                             -------------------------
Lenders to make Loans hereunder on the occasion of the first Borrowing hereunder shall be subject to the occurrence of the Effective Date and the satisfaction (or waiver in accordance with Section 9.02) of the following additional conditions:

               (a) The Administrative Agent shall have received a favorable written opinion or opinions (addressed to the Agents and the Lenders and dated the Effective Date) of one or more counsel for the Loan Parties reasonably satisfactory to the Administrative Agent, collectively to the effect set forth in Exhibit J, and covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request. Holdings and the Borrower hereby request their counsel referred to in this paragraph to deliver such opinions.

          (b) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (c) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.04.

          (d) The Agents and Lucent shall have received all fees and other amounts due and payable to them hereunder on or prior to the Initial Availability Date, including, to the extent invoiced, reimbursement or payment of all expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

          (e) The Collateral and Guarantee Requirement shall have been satisfied and the Agents shall have received a completed Perfection Certificate dated the Effective Date and signed by a Financial Officer of the Borrower, together with all attachments contemplated thereby, including
     (i) the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Borrower and the Subsidiary Loan Parties in the jurisdictions contemplated by the Perfection Certificate and (ii) copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Agents that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been released.

          (f) The Administrative Agent shall have received evidence satisfactory to it that the insurance required by Section 5.07 is in effect and that the Collateral Agent has been named as an additional insured and loss payee under all insurance policies to be maintained with respect to the properties of the Borrower and the Subsidiary Loan Parties constituting the Collateral.

          (g) The Collateral Agent shall have received a counterpart of the Subordination Agreement duly executed and delivered on behalf of each Loan Party.

          (h) The Administrative Agent shall have received a counterpart of the Parent Agreement duly executed and delivered on behalf of the Parent.

          (i) The Lenders shall have received a permit issued to the Borrower by the California Department of Corporations pursuant to Section 25113 of the

     California Corporation Code exempting the Loans from California usury laws, or, if such permit is not issued, the Lenders shall be reasonably satisfied that California usury laws shall not be applicable to the Loans.

          (j) The Parent shall have obtained all consents and waivers required under the Credit Agreement dated as of September 23, 1998, among the Parent, QUALCOMM Incorporated and ABN Amro Bank N.V., as Administrative Agent, in connection with the Transactions, on terms reasonably satisfactory to the Lenders.

Notwithstanding the foregoing, the Lenders shall not be required to make Loans hereunder unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., New York City time, on November 1, 1999 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

          SECTION 4.03. [intentionally omitted]

          SECTION 4.04. Each Borrowing. The obligation of each Lender to
                        --------------
make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

          (a) At the time of and immediately after giving effect to such Borrowing, the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing.

          (b) At the time of and immediately after giving effect to such Borrowing, no Default shall have occurred and be continuing.

          (c) At the time of and immediately after giving effect to such Borrowing, (i) the aggregate principal amount of all Loans (excluding up to $30,000,000 of Loans made to finance the Permitted Third Party Payments described in clause (a) of the definition of "Permitted Third Party Payments") made hereunder (whether or not repaid) shall not exceed [*] of the sum of the aggregate Purchase Price payments made to Lucent at or prior to such time plus the aggregate Eligible Agency Plan Payments made at or prior to such time, (ii) the ratio of Total Indebtedness to Total Contributed Capital shall not exceed 2.0 to 1.0 and (iii) the aggregate principal amount of all Eligible Secured Debt described in clauses (a), (b) and (c) of the definition of "Eligible Secured Debt" that has been incurred (on a cumulative basis, whether or not such Eligible Secured Debt remains outstanding) shall not exceed $1,845,000,000.

          (d) In the case of a Borrowing to finance the Purchase Price of any assets, a License Subsidiary shall have a valid FCC License for the geographic market in which such assets are to be installed or operated; provided that the condition set forth in this paragraph (d) shall not apply
     --------
     with respect to Borrowings to finance the Purchase Price or Eligible Agency Plan Payments in respect of assets that are being resold to ChaseTel prior to consummation of the ChaseTel Acquisition in accordance with Section 6.04(c).

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a),
(b), (c) and (d) of this Section.

          SECTION 4.05. Restatement. The amendment and restatement of the
                        -----------
Existing Agreement as provided herein shall not become effective until the Administrative Agent (or its counsel) shall have received from each party hereto either (a) a counterpart of this Agreement signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement. Upon satisfaction of the foregoing conditions, the Existing Agreement shall be deemed amended and restated in its entirety in the form of this Agreement, effective as of the Restatement Date. Unless and until the foregoing conditions are satisfied, the Existing Agreement shall continue in effect and shall not be affected hereby.

                                  ARTICLE V

                             Affirmative Covenants
                             ---------------------

          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, each of Holdings and the Borrower covenants and agrees with the Lenders that:

          SECTION 5.01. Financial Statements and Other Information. The Borrower
                        ------------------------------------------
 will furnish to the Administrative Agent and each Lender:

          (a)  within 90 days after the end of each fiscal year of the Borrower
     (A) the audited consolidated balance sheets of each of the Parent and its subsidiaries and of the Borrower and its Subsidiaries, respectively, and their respective related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year all reported on by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of each of the Parent and its subsidiaries and of the Borrower and its Subsidiaries, respectively, in each case on a consolidated basis in accordance with GAAP consistently applied and (B) a combined consolidated balance sheet of the Borrower and the Subsidiary Loan Parties and related statements of operations, stockholders' equity and cash flows, for the same period as (and prepared based on) the financial statements referred to in clause (A) above, consolidated as though all the License Subsidiaries were subsidiaries of the Borrower, and prepared by the same firm of independent public accountants as reported on such financial statements;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, the consolidated balance sheets of each of the Parent and its subsidiaries and of the Borrower and its Subsidiaries, respectively, and their respective related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of each of the Parent and its subsidiaries and of the Borrower and its Subsidiaries, respectively, in each case on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes and (B) a combined consolidated balance sheet of the Borrower and the Subsidiary Loan Parties and related statements of operations, stockholders' equity and cash flows, for the same period as (and prepared based on) the financial statements referred to in clause (A) above, consolidated as though all the License Subsidiaries were subsidiaries of the Borrower, and prepared and certified by one of the Borrower's Financial Officers;

          (c) within 30 days after the end of each fiscal month of the Borrower (other than after the end of a fiscal quarter), the consolidated balance sheet of the Borrower and its Subsidiaries and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as presenting in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (d) concurrently with any delivery of the Borrower's financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.15, 6.18, 6.19, 6.20 and 6.21, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Borrower's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

          (e) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

          (f) promptly after the same become available but in any event within 30 days after the end of each fiscal year of the Borrower, the Business Plan for the current fiscal year and updated financial projections through the Maturity Date;

          (g) promptly after the end of (i) each fiscal year of the Borrower and (ii) each fiscal quarter a certificate signed on behalf of the Borrower by the President, a Vice President or a Financial Officer of the Borrower, setting forth the number of Covered POPS and the number of Subscribers as of the end of such fiscal year;

          (h) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Loan Party with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Parent to its shareholders generally or by Holdings to its securityholders generally, as the case may be;

          (i) promptly after execution thereof, copies of any agreement, instrument or other document evidencing or governing any other Eligible Secured Debt and of any amendment or modification thereto or waiver thereunder; and

          (j) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as either Agent or any Lender may reasonably request.

          SECTION 5.02. Notices of Material Events. The Borrower will furnish to
                        --------------------------
the Administrative Agent and each Lender prompt written notice of the following:

          (a)  the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiary Loan Parties in an aggregate amount exceeding $1,000,000; and

          (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03. Information Regarding Collateral. (a) The Borrower will
                        --------------------------------
furnish to the Agents prompt written notice of any change (i) in the Borrower's or any Subsidiary Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of the Borrower's or any Subsidiary Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to the Collateral or any premises where any asset constituting Collateral is installed or situated (including the installation of any asset constituting Collateral at a location where Collateral has not previously been located), (iii) in the Borrower's or any Subsidiary Loan Party's identity or corporate structure or (iv) in the Borrower's or any Subsidiary Loan Party's Federal Taxpayer Identification Number. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform

Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Borrower also agrees promptly to notify the Agents if any material portion of the Collateral is damaged or destroyed.

          (b) Each year, at the time of delivery of annual financial statements for the Borrower with respect to the preceding fiscal year pursuant to clause
(a) of Section 5.01, the Borrower shall deliver to the Agents a certificate of a Financial Officer of the Borrower (i) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Security Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

          SECTION 5.04. Existence; Conduct of Business. Each of Holdings and the
                        ------------------------------
Borrower will, and will cause each of the Subsidiary Loan Parties to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of the business of the Borrower and the Subsidiary Loan Parties, taken as a whole; provided that the foregoing shall not
                                           --------
prohibit any merger, consolidation, liquidation or dissolution permitted under
Section 6.03.

          SECTION 5.05. Payment of Obligations. Each of Holdings and the
                        ----------------------
Borrower will, and will cause each of the Subsidiary Loan Parties to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending the resolution of such contest could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.06. Maintenance of Properties. The Borrower will, and will
                        -------------------------
cause each of the Subsidiary Loan Parties to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          SECTION 5.07. Insurance. (a) The Borrower will, and will cause each of
                        ---------
the Subsidiary Loan Parties to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks (including fire and other risks insured by extended coverage) as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury, death or property damage occurring upon, about or in connection with the use of any properties owned, occupied or controlled by it as well as such other insurance as may be required by law.

          (b) All policies of casualty insurance maintained by or for the benefit of the Borrower or any Subsidiary Loan Party with respect to any of the Collateral shall be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement, in favor of and satisfactory to the Collateral Agent, which endorsement shall provide that the insurance carrier shall pay all proceeds otherwise payable to any Loan Party under such policies directly to the Collateral Agent. All such policies also shall provide that none of the Loan Parties, the Administrative Agent, the Collateral Agent nor any other party shall be a coinsurer thereunder and shall contain a "Replacement Cost Endorsement", without any deduction for depreciation, "mortgagee's interest"/"breach of warranty coverage" and such other provisions as the Administrative Agent or the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Each such policy also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent (giving the Administrative Agent and the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent. The Borrower shall deliver to the Administrative Agent and the Collateral Agent, prior to the cancelation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral Agent) together with evidence satisfactory to the Administrative Agent and the Collateral Agent of payment of the premium therefor.

          (c) The Borrower shall notify the Administrative Agent and the Collateral Agent immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section is taken out by any Loan Party, and shall promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies.

          (e) The Borrower shall cause the Administrative Agent to be named as a loss payee under all liability insurance policies required to be maintained pursuant to this Section 5.07.

          SECTION 5.08. Books and Records; Inspection Rights. Each of Holdings
                        ------------------------------------
and the Borrower will, and will cause each of the Subsidiary Loan Parties to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each of Holdings and the Borrower will, and will cause each of the Subsidiary Loan Parties to, permit any representatives designated by either Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all during normal business hours but as often as reasonably requested.

          SECTION 5.09. Compliance with Laws and Agreements. Each of Holdings
                        -----------------------------------
and the Borrower will, and will cause each of the Subsidiary Loan Parties to, comply with all laws, rules, regulations and orders of any Governmental Authority

(including ERISA and all Environmental Laws) applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.10. Use of Proceeds. The proceeds of the Loans will be used
                        ---------------
solely (a) to make payments in respect of the Purchase Price, Eligible Agency Plan Payments and Permitted Third Party Payments and (b) to pay fees payable under Sections 2.10(a), 2.10(b) and 2.10(c), interest payable to Lucent, the Agent or the Lenders under this Agreement and out-of-pocket expenses incurred in connection with the negotiation, execution and delivery of the Loan Documents; provided that (i) proceeds of Loans shall not be used to make payments in
--------
respect of the purchase price of equipment or services referred to in clause (c) of the definition of Permitted Third Party Payments unless such equipment or services (as applicable) shall be used solely in markets which are generally utilizing equipment provided by Lucent (as opposed to markets which are generally utilizing equipment provided by competitors of Lucent) and (ii) proceeds of Loans shall not be used to purchase an FCC License as referred to in clause (d) of the definition of Permitted Third Party Payments unless such FCC License is for a market that is to generally utilize equipment provided by Lucent (as opposed to a market that is to generally utilize equipment provided by competitors of Lucent).

          SECTION 5.11. Additional Subsidiaries. If any additional Subsidiary
                        -----------------------
Loan Party is formed or acquired after the Effective Date, the Borrower will, within three Business Days after such Subsidiary Loan Party is formed or acquired, (a) notify the Agents and the Lenders thereof, (b) cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary Loan Party and with respect to any Equity Interest in or Indebtedness of such Subsidiary Loan Party owned by or on behalf of any Loan Party and (c) cause such Subsidiary Loan Party to become a party to the Subordination Agreement.

          SECTION 5.12. Further Assurances. (a) Each of Holdings and the
                        ------------------
Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which either Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties. The Borrower also agrees to provide to the Agents, from time to time upon request, evidence reasonably satisfactory to the Agents as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

          (b) If any material assets (including any real property or improvements thereto or any interest therein, but excluding Equipment Site Interests acquired by Real Estate Subsidiaries) are acquired by the Borrower or any Subsidiary Loan Party after the Effective Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien of the Security Agreement upon acquisition thereof), the Borrower will notify the Agents and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the

Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

          (c) Each of Holdings and the Borrower will, and will cause each Subsidiary Loan Party to, ensure that the Loans made from time to time pursuant to this Agreement, and all "Permitted Refinancings" (as such term is defined in
                            ----------------------
the Collateral Agency Agreement) of such Loans, shall at all times constitute Eligible Secured Debt and are permitted to be incurred and secured by all Collateral in accordance with the Collateral Agency Agreement.

          SECTION 5.13. Casualty and Condemnation. (a) The Borrower will furnish
                        --------------------------
to the Agents and the Lenders prompt written notice of any casualty or other damage to any portion of any Collateral or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

          (b) If any event described in paragraph (a) of this Section results in Net Proceeds (whether in the form of insurance proceeds, condemnation award or otherwise), the Collateral Agent is authorized to collect such Net Proceeds and, if received by the Borrower or any Subsidiary Loan Party, such Net Proceeds shall be paid over to the Collateral Agent. All such Net Proceeds retained by or paid over to the Collateral Agent shall be held by the Collateral Agent and released from time to time to pay the costs of repairing, restoring or replacing the affected property or purchasing additional property constituting Collateral in accordance with the terms of this Agreement and the applicable provisions of the Security Documents, subject to the provisions of the Security Documents regarding application of such Net Proceeds during a Default.

          (c) If any Net Proceeds retained by or paid over to the Collateral Agent as provided above continue to be held by the Collateral Agent on the date that any prepayment is due pursuant to Section 2.09(b) in respect of the event resulting in such Net Proceeds, then such Net Proceeds shall be applied to prepay Borrowings as provided in Section 2.09(b).

          SECTION 5.14. Interest Rate Protection. After the consolidated Long-
                        ------------------------
Term Indebtedness (excluding Primary Subordinated Obligations) of the Borrower and the Subsidiary Loan Parties exceeds $225,000,000, the Borrower will from time to time enter into and maintain in effect one or more Hedging Agreements satisfactory to the Required Lenders, the effect of which shall be to fix or limit the interest cost to the Borrower and the Subsidiary Loan Parties with respect to such portion of their Long-Term Indebtedness as shall be necessary in order that, at all times, at least 50% of consolidated Long-Term Indebtedness (excluding Primary Subordinated Obligations) of the Borrower and the Subsidiary Loan Parties shall be comprised of a combination of (a) Indebtedness bearing interest at a fixed rate and (b) Indebtedness covered by such Hedging Agreements.

          SECTION 5.15. Intercompany Agreements. Each of Holdings and the
                        -----------------------
Borrower agrees that, prior to July 15, 2000, all intercompany agreements and arrangements between Holdings, the Borrower or any Subsidiary Loan Party, on the one hand, and the Parent or any other Affiliate of Holdings, the Borrower or any Subsidiary Loan Party (other than Holdings, the Borrower or any Subsidiary Loan Party), on the other hand, including with respect to tax sharing, management fees or sharing of facilities, services or employees, shall be completed on terms and conditions reasonably satisfactory to the Required Lenders and shall be set forth in written agreements (the "Intercompany Agreements") reasonably satisfactory in
                         -----------------------
form and substance to the Required Lenders, and true and correct copies of such Intercompany Agreements shall have been delivered to the Lenders.

          SECTION 5.16. Agreement Regarding FCC Licenses. Within 60 days after
                        --------------------------------
the written request of the Required Lenders that the Borrower and any License Subsidiary do so, the Borrower shall, and shall cause such License Subsidiary to, execute and deliver a written agreement, pursuant to which the Borrower or a Subsidiary, as applicable, is granted the right to use all FCC Licenses held by such License Subsidiary.

                                  ARTICLE VI

                              Negative Covenants
                              ------------------

          Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, each of Holdings and the Borrower covenants and agrees with the Lenders that:

          SECTION 6.01. Indebtedness; Preferred Stock. The Borrower will not,
                        -----------------------------
nor will it permit any Subsidiary Loan Party to, create, incur, assume or permit to exist any Indebtedness or issue any preferred stock, except:

          (a) Indebtedness created under the Loan Documents and other Eligible Secured Debt;

          (b) subject to Section 6.04, Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary;

          (c) subject to Section 6.04, Guarantees by the Borrower of Indebtedness of any Subsidiary;

          (d) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets by the Borrower or such Subsidiary (other than assets that are an integral part of any of the telecommunications or data network systems of the Borrower and its Subsidiaries or other assets that become accessions to such assets or the removal or loss of which would adversely affect the value of any such assets), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; provided that (A) such Indebtedness is
                                  --------
incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (B) any such Indebtedness incurred in connection with any particular acquisition, construction or improvement shall not exceed 90% of the cost of such acquisition, construction or improvement; provided further that the aggregate principal amount of such Indebtedness (and
-------- -------
Indebtedness incurred to refinance such Indebtedness permitted by clause (f) below) shall not exceed $10,000,000 at any time outstanding;

          (e) Indebtedness outstanding on the Effective Date and set forth on

Schedule 6.01;

          (f) Indebtedness of the Borrower incurred to refinance any Indebtedness referred to in clause (d) or (e) above and Indebtedness of any Subsidiary incurred to refinance any Indebtedness of such Subsidiary referred to in clause (d) or (e) above; provided that (i) the principal amount of any such
                            --------
Indebtedness does not exceed the principal amount of, plus accrued interest and any prepayment premiums applicable to, the Indebtedness refinanced thereby, (ii) any such Indebtedness has a scheduled maturity date that is on or after the scheduled maturity date of the Indebtedness refinanced thereby, (iii) any such Indebtedness has a weighted average life to maturity that is equal to or longer than the remaining weighted average life to maturity of the Indebtedness refinanced thereby (determined immediately prior to giving effect to such refinancing), (iv) any such Indebtedness does not include any provisions that may require mandatory Repayment thereof prior to scheduled maturity, other than scheduled repayments taken into account in determining compliance with clause
(iii) above and other provisions that are not materially more burdensome than any such provisions included in the Indebtedness refinanced thereby, (v) any such Indebtedness shall not be secured by any Lien other than Liens on assets securing the Indebtedness being refinanced thereby, and shall not be Guaranteed by any Subsidiary other than any Subsidiary that Guaranteed the Indebtedness being refinanced thereby, and (vi) if the Indebtedness being refinanced is subordinated to the Obligations, then such refinancing Indebtedness shall be subordinated to the Obligations on terms no less favorable to the Lenders than the Indebtedness being refinanced;

          (g) Indebtedness of the Borrower that constitutes a Primary Subordinated Obligation;

          (h) other unsecured Indebtedness of the Borrower in an aggregate principal amount not exceeding $5,000,000 at any time outstanding; and

          (i) FCC Debt and Permitted License Acquisition Debt of any License Subsidiary incurred to finance the purchase of any FCC License owned by such License Subsidiary; provided that (i) the aggregate principal amount of FCC Debt
                    --------
and Permitted License Acquisition Debt of any License Subsidiary shall not exceed 75% of the sum of such principal amount plus the additional cash consideration paid to acquire the FCC License or Licenses acquired by such License Subsidiary, and (ii) the aggregate principal amount of Permitted License Acquisition Debt incurred on a cumulative basis during the term of this Agreement shall not exceed [*]; provided further that for the purposes of
                                ----------------
subclause (ii) of this clause (i) "Permitted License Acquisition Debt" shall not include any portion of Airgate Debt that is repaid prior to September 20, 2000.

          SECTION 6.02. Liens. (a) The Borrower will not, nor will it permit any
                        -----
Subsidiary Loan Party to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (i)   Liens created under the Security Documents;

          (ii)  Permitted Encumbrances;

          (iii) any Lien on any property or asset of the Borrower or any Subsidiary

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     existing on the date hereof and set forth in Schedule 6.02; provided that
     (A) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary Loan Party and (B) such Lien shall secure only those obligations which it secures on the date hereof and refinancings thereof that satisfy the criteria set forth in clause (f) of Section 6.01;

          (iv) any Lien existing on any property or asset prior to the date that such property or asset was first acquired by the Borrower or any Subsidiary or any Affiliate thereof or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (A) such Lien is not created in
                                  --------
     contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, (B) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary Loan Party and (C) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and refinancings thereof that satisfy the criteria set forth in clause
     (f) of Section 6.01;

          (v) Liens on fixed or capital assets (other than assets that are an integral part of any of the telecommunications or data network systems of the Borrower and its Subsidiaries or other assets that become accessions to such assets or the removal or loss of which would adversely affect the value of any such assets) acquired, constructed or improved by the Borrower or a Subsidiary; provided that (A) such Liens secure only Indebtedness
                      --------
     permitted by clause (d) of Section 6.01 or a refinancing thereof permitted by clause (f) of Section 6.01, (B) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 90% of the cost of acquiring, constructing or improving such fixed or capital assets and (D) such Liens shall not apply to any other property or assets of the Borrower or any Subsidiary Loan Party; and

          (vi) any Lien on any FCC License owned by any License Subsidiary securing FCC Debt of such Subsidiary incurred to finance the purchase of such FCC License.

          (b) Notwithstanding the foregoing, the Borrower will not, nor will it permit any Subsidiary Loan Party to, create any Lien (other than any Permitted Encumbrance, Liens created under the Security Documents and Liens permitted by clause (vi) of Section 6.01(a) above) on any FCC License.

          SECTION 6.03. Fundamental Changes; Corporate Structure. (a) Neither
                        ----------------------------------------
Holdings nor the Borrower will, nor will they permit any Subsidiary Loan Party to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the Equity Interests of any of any Subsidiary Loan Party (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Subsidiary may merge into any other Subsidiary, (ii) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to another Subsidiary, (iii) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in its best interests and is not materially disadvantageous to the Lenders or (iv) a Subsidiary may merge as contemplated by clause (vi) of Section 6.04(a) in connection with the ChaseTel Acquisition or
(v) ChaseTel may merge with and into the Borrower if the Borrower is the surviving entity in such merger.

               (b) The Borrower will not, nor will it permit any of its Subsidiaries to, engage to any material extent in any business other than the wireless telecommunications and data networking business and businesses reasonably related thereto, in each case in the United States.

               (c) The Borrower will conduct its business as an operating company or through one or more operating Subsidiaries, which, together with the Borrower, shall own all equipment and other assets (other than FCC Licenses and Equipment Site Interests) used to conduct such business.

               (d) Each Subsidiary will be wholly owned by the Borrower and will be either (i) an operating Subsidiary formed for the purpose of conducting business in one or more geographical markets as contemplated by paragraph (c) above or (ii) a Real Estate Subsidiary.

               (e) The Borrower will not issue any Equity Interests (or warrants, options or other rights in respect thereof) other than shares of common stock issued to Holdings that are pledged pursuant to the Borrower Pledge Agreement. The Borrower will not permit any Subsidiary Loan Party to issue any Equity Interests (or warrants, options or other rights in respect thereof) other than (i) Equity Interests issued by Subsidiaries to the Borrower that are pledged pursuant to the Borrower Pledge Agreement and (ii) Equity Interests issued by License Subsidiaries to the Parent that are pledged pursuant to the Parent Pledge Agreement.

               (f) The Borrower will not (i) have any Subsidiaries organized in a jurisdiction outside the United States of America or (ii) permit any Collateral or other assets owned by the Borrower or any Subsidiary to be located in a jurisdiction outside of the United States.

               (g) Holdings will not issue any Equity Interests (or warrants, options or other rights in respect thereof) other than (i) Equity Interests issued to the Parent, (ii) shares of common stock of Holdings issued to Persons other than the Parent or any Affiliate of the Parent and that do not result in a Change of Control and (iii) Permitted Preferred Stock of Holdings issued in compliance with the applicable provisions of this Agreement. The Net Proceeds of any such Equity Interests issued by Holdings shall be contributed by Holdings to the Borrower as common equity (except any such Net Proceeds retained by Holdings to pay interest on Permitted Holdings Debt or to pay the ChaseTel Earnout).

               SECTION 6.04. Investments, Loans, Advances, Guarantees and
                             --------------------------------------------
Acquisitions; Asset Sales. (a) The Borrower will not, nor will it permit any
--------------------------
Subsidiary Loan Party to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests in, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:


               (i)    Permitted Investments;

               (ii) investments by the Borrower in Equity Interests in the Subsidiaries;

               (iii) loans or advances made by the Borrower to any Subsidiary and made by any Subsidiary to the Borrower; provided that all such loans
                                                 --------
     and advances shall be evidenced by promissory notes pledged pursuant to the Borrower Pledge Agreement and shall be subordinated to the Obligations as provided in the Subordination Agreement;

               (iv) Guarantees by the Borrower of obligations of the Subsidiaries;

               (v) investments by the Borrower and the Subsidiaries received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

               (vi)   the ChaseTel Acquisition may be consummated; provided that
                                                                   --------
     (A) the ChaseTel Acquisition shall be consummated in accordance with the ChaseTel Purchase Agreement, without giving effect to any amendment or modification thereto or waiver thereunder that has not been approved by the Required Lenders (which approval shall not be unreasonably withheld), (B) ChaseTel shall become a wholly owned Subsidiary, either as a result of the ChaseTel Acquisition or by merger with a wholly owned Subsidiary promptly upon consummation of the ChaseTel Acquisition, (C) ChaseTel Licensee shall become a License Subsidiary as a result of the ChaseTel Acquisition, (D) neither the Borrower nor any Subsidiary Loan Party shall be directly or indirectly liable for the ChaseTel Earnout (except that the Borrower may agree to be liable therefor, subject to the same conditions that would apply to Restricted Payments pursuant to clause (c) of Section 6.06, and provided that any such obligation of the Borrower shall be subordinated to the Obligations on terms satisfactory to the Administrative Agent), (E) the ChaseTel Indebtedness shall be fully repaid (or, in the case of any such Indebtedness owing to the Parent or any of its subsidiaries, including the Borrower, forgiven and discharged without consideration) and all Liens securing the ChaseTel Indebtedness shall be released and terminated upon consummation of the ChaseTel Acquisition and (F) the Collateral and Guarantee Requirement shall be satisfied promptly upon consummation of the ChaseTel Acquisition; and

               (vii)  Permitted ChaseTel Financing.

               (b) The Borrower will not, nor will it permit any Subsidiary Loan Party to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest in any other Person owned by it, except:

               (i) sales of inventory, obsolete, uneconomic or surplus equipment and Permitted Investments, in each case in the ordinary course of business;

               (ii)   transfers constituting investments permitted by paragraph
     (a) of this Section or Restricted Payments permitted by Section 6.06;

               (iii) sales, transfers and dispositions by the Borrower or a Subsidiary to the Borrower or a Subsidiary;

               (iv) prior to consummation of the ChaseTel Acquisition, the Borrower or a Subsidiary may resell to ChaseTel equipment purchased by the Borrower or a Subsidiary pursuant to the Purchase Agreement, in accordance with paragraph (c) of this Section; and

               (v) other sales and dispositions by the Borrower and the Subsidiaries of assets (other than Equity Interests in any Subsidiary) with a fair market value not exceeding, in the aggregate, $1,000,000 during any fiscal year of the Borrower;


provided that all sales, transfers, leases and other dispositions permitted
--------
hereby (other than pursuant to clause (iii) above) shall be made for fair value and solely for cash consideration (except that sales pursuant to clause (iv) above shall be made as provided in paragraph (c) below).

               Any of the foregoing provisions of this Section 6.04(b) notwithstanding, the Borrower and any Subsidiary Loan Party may sell or otherwise transfer obsolete, uneconomic or surplus equipment to Ericsson Wireless Communications Inc., Nortel Networks Inc. or Lucent Technologies Inc. (or any of their respective Affiliates) in connection with the purchase or other acquisition by the Borrower or any Subsidiary Loan Party from such transferee or its Affiliates of upgraded equipment replacing the equipment so sold or transferred provided that (i) the replacement equipment purchased or otherwise acquired performs the same general function as the equipment so sold or transferred, (ii) title to the equipment sold or otherwise transferred is not transferred to the transferee until the Borrower or a Subsidiary Loan Party acquires title to the upgraded equipment related thereto and such upgraded equipment has become Collateral under the Security Agreement, (iii) the Borrower and the Subsidiary Loan Parties may not sell or otherwise transfer to Nortel Networks Inc. or Ericsson Wireless Communications Inc. or any of their respective Affiliates pursuant to this sentence any equipment financed by Lenders under this Agreement, and (iv) such sale or other transfer is made for fair value.

               (c) Prior to consummation of the ChaseTel Acquisition (but not after the date that is one year after the Effective Date), the Borrower or a Subsidiary may resell to ChaseTel any equipment purchased by the Borrower or a Subsidiary pursuant to the Purchase Agreement and may finance any such sale with Permitted ChaseTel Financing (referred to in clause (b) of the definition of "Permitted ChaseTel Financing") in a principal amount equal to the Purchase Price paid or payable in respect of such equipment; provided that:
                                                    --------

               (i) the price at which any such equipment is sold to ChaseTel shall be equal to the price at which such equipment was purchased pursuant to the Purchase Agreement;

               (ii) the obligation of ChaseTel to pay the purchase price for such equipment shall be financed with such Permitted ChaseTel Financing in a principal amount equal to such purchase price, bearing interest at a rate that is not less than the rate of interest applicable to the Loans hereunder;

               (iii) if any payment is received by the Borrower or any Subsidiary from or on behalf of ChaseTel in respect of any such resale of equipment or any such Permitted ChaseTel Financing, then such payment shall be applied to prepay an equal principal amount of the outstanding Borrowings hereunder;

               (iv) the Borrower shall notify the Administrative Agent of each resale of equipment to ChaseTel pursuant to this paragraph at or prior to the date of such resale, which notice shall specify the Purchase Price of the equipment being resold; and

               (v) neither the Borrower nor any Subsidiary shall sell to or finance any equipment for ChaseTel as contemplated hereby that would result in the total Purchase Price of all such equipment exceeding $40,000,000.

               SECTION 6.05. Hedging Agreements. The Borrower will not, nor will
                             ------------------
it permit any of the Subsidiary Loan Parties to, enter into any Hedging Agreement, other than Hedging Agreements required by Section 5.14 and other Hedging Agreements entered into by the Borrower in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

               SECTION 6.06. Restricted Payments. Neither Holdings nor the
                             --------------------
Borrower will, nor will they permit any Subsidiary Loan Party to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (b) Subsidiaries may declare and pay dividends and distributions to the Borrower,
(c) after the Parent pays the ChaseTel Earnout (but in any event not prior to January 1, 2006), the Borrower may make Restricted Payments in an aggregate amount not exceeding the lesser of $41,000,000 and the amount of such ChaseTel Earnout paid by the Parent (and Holdings may make Restricted Payments with the proceeds of any such Restricted Payments received by Holdings), provided that at the time of and after giving effect to any such Restricted Payment (i) no Default shall have occurred and be continuing, (ii) the Borrower shall be in compliance with Sections 6.18 and 6.19 determined on a pro forma basis as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available as though such payment had been made on the first day of each relevant period for testing compliance with such covenant, and
(iii) the ratio of Annualized EBITDA to Fixed Charges shall be greater than or equal to 1.0 to 1.0, (d) on or after the earlier of April 1, 2004 and the date after the end of the Availability Period on which the Borrower shall have repaid at least 21.25% of the aggregate principal amount of the Loans that were outstanding at the end of the Availability Period, the Borrower may make Restricted Payments at the time that any scheduled interest payment is due in respect of any Permitted Holdings Debt or

Eligible Parent Debt (and, in the case of Restricted Payments made in respect of such interest payments on Eligible Parent Debt, Holdings may make Restricted Payments with the proceeds of any such Restricted Payments received by Holdings), in an aggregate amount not exceeding the aggregate amount of such interest payment; provided that (i) at the time of and after giving effect to any such Restricted Payment, (A) no Default shall have occurred and be continuing and (B) the ratio of Annualized EBITDA to Fixed Charges shall be greater than or equal to 1.0 to 1.0, (ii) such Restricted Payments shall be applied to make such interest payment and (iii) the aggregate amount of Restricted Payments made in reliance upon this clause (d) shall not exceed $35,000,000 during any 12-month period, (e) on or after the earlier of June 30, 2005 and the date after the end of the Availability Period on which the Borrower shall have repaid at least 45% of the aggregate principal amount of the Loans that were outstanding at the end of the Availability Period, the Borrower may make Restricted Payments at the time that any scheduled interest payment is due in respect of any Permitted Holdings Debt or Eligible Parent Debt (and, in the case of Restricted Payments made in respect of such interest payments on Eligible Parent Debt, Holdings may make Restricted Payments with the proceeds of any such Restricted Payments received by Holdings), in an aggregate amount not exceeding the aggregate amount of such interest payment; provided that (i) at
                                                         --------
the time of and after giving effect to any such Restricted Payment, (A) no Default shall have occurred and be continuing and (B) the ratio of Annualized EBITDA to Fixed Charges shall be greater than or equal to 1.2 to 1.0, (ii) such Restricted Payments shall be applied to make such interest payment and (iii) the aggregate amount of Restricted Payments made in reliance upon this clause (e) together with the aggregate amount of Restricted Payments made in reliance upon clause (d) above shall not exceed $100,000,000 during any 12-month period and
(f) the Borrower and Holdings may make Restricted Payments the proceeds of which are contemporaneously used to purchase FCC Licenses (either directly as an asset purchase or as a portion of the consideration for the acquisition of an entity that owns an FCC License, such portion not to exceed the value of such FCC License) which are contributed to a License Subsidiary within one Business Day of the date that such Restricted Payments are made.

               SECTION 6.07. Transactions with Affiliates. (a) Neither Holdings
                             ----------------------------
nor the Borrower will, nor will they permit any Subsidiary Loan Party to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (i) transactions that do not involve Holdings and are at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary Loan Party than could be obtained on an arm's-length basis from unrelated third parties, (ii) transactions between or among the Borrower and the Subsidiary Loan Parties not involving any other Affiliate, (iii) any Restricted Payment permitted by Section 6.06, and (iv) transactions expressly contemplated by the Intercompany Agreements that are conducted in accordance with the terms of the Intercompany Agreements.

               (b) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary Loan Party to, create, incur, assume or permit to exist any Indebtedness (or any other obligation or liability of the type defined as a "Subordinated Obligation" in the Subordination Agreement) owing to or for the benefit of the Parent or any other Affiliate of Holdings, the Borrower or any Subsidiary Loan Party, unless (i) such Affiliate shall have become a party to the Subordination Agreement and agreed to subordinate such Indebtedness (or such other obligation or liability) as provided therein and (ii) in the case of any such Indebtedness, such Indebtedness is evidenced by one or more promissory notes or similar instruments that are pledged pursuant to the Pledge Agreement.

               SECTION 6.08. Restrictive Agreements. Neither Holdings nor the
                             -----------------------
Borrower will, nor will they permit any Subsidiary Loan Party to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Subsidiary Loan Party to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or to Guarantee Indebtedness of the Borrower; provided that (a) the
                                                           --------
foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document (or imposed by any agreement governing any other Eligible Secured Debt) and (b) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition).

               SECTION 6.09. Repayment of Indebtedness. The Borrower will
                             --------------------------
not, nor will it permit any Subsidiary Loan Party to, make any Repayment in respect of, or make any payment in violation of any subordination terms of, any Indebtedness of the Borrower or any Subsidiary Loan Party except (a) any Repayment of Indebtedness resulting in a prepayment of Loans pursuant to Section 2.09(d) or (e) and (b) Repayments described in any of the clauses of the proviso to Section 2.09(d) or (e).

               SECTION 6.10. Intercompany Agreements. Neither Holdings nor the
                             ------------------------
Borrower will, nor will they permit any Subsidiary Loan Party to, enter into any agreement or arrangement after the date hereof that would constitute an Intercompany Agreement without the prior written approval of the Required Lenders.

               SECTION 6.11. Limitation on Sale-Leaseback Transactions. The
                             ------------------------------------------
Borrower will not, nor will it permit any Subsidiary Loan Party to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred.

               SECTION 6.12. Equipment Site Interests and Real Estate
                             ----------------------------------------
Subsidiaries. The Borrower will not permit any Equipment Site Interests to be
-------------
owned or acquired by any Person other than a Subsidiary that (a) is wholly owned directly by the Borrower, (b) does not engage in any business or activity other than the ownership of Equipment Site Interests and activities incidental thereto, (c) does not own or acquire any assets other than Equipment Site Interests, cash and Permitted Investments and (d) does not have or incur any Indebtedness or other liabilities other than liabilities under the Loan Documents, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities (any such Subsidiary satisfying the foregoing requirements, a "Real Estate
                                                               -----------
Subsidiary"). The Equipment Site Interests relating to all sites in any
----------
particular state shall be owned by a separate Real Estate Subsidiary; provided
                                                                      --------
that if the Equipment Site Interests relating to sites in any particular BTA are in more than one state, then such Equipment Site Interests may be owned by the Real Estate Subsidiary that is formed to own Equipment Site Interests in the state in which a majority of the sites located in such BTA are situated.

               SECTION 6.13. FCC Licenses and License Subsidiaries. The Borrower
                             -------------------------------------
will not permit any FCC License to be owned or acquired by any Person other than a corporation that (a) is wholly owned directly by the Parent, (b) does not engage in any business or activity other than the ownership of one or more FCC Licenses and activities incidental thereto, (c) does not own or acquire any assets other than one or more FCC Licenses, cash and Permitted Investments and
(d) does not have or incur any Indebtedness or other liabilities other than liabilities under the Loan Documents, liabilities imposed by law, including tax liabilities, other liabilities incidental to its existence and permitted business and activities and FCC Debt or Permitted License Acquisition Debt incurred to finance the purchase by it of its FCC Licenses (any corporation satisfying the foregoing requirements, a "License Subsidiary"). Each FCC License
                                          ------------------
that is acquired without being financed with FCC Debt or Permitted License Acquisition Debt shall be owned by a License Subsidiary that does not have any liability in respect of any FCC Debt or Permitted License Acquisition Debt. Each FCC License that is financed with FCC Debt or Permitted License Acquisition Debt shall be owned by a separate License Subsidiary (which shall be the only Loan Party liable for such FCC Debt or Permitted License Acquisition Debt), except that any combination of two or more such FCC Licenses that are acquired contemporaneously pursuant to the same acquisition may be owned by the same License Subsidiary if required by the terms of such FCC Debt or Permitted License Acquisition Debt.

               SECTION 6.14. Amendment of Material Documents. Neither Holdings
                             --------------------------------
nor the Borrower will, nor will they permit any Subsidiary Loan Party to, amend, modify or waive any of its rights or obligations under (a) any Intercompany Agreement, (b) its certificate or articles of incorporation, by-laws or other organizational documents, (c) the ChaseTel Purchase Agreement, (d) the ChaseTel Credit Agreement or any agreement or instrument securing, guaranteeing or evidencing any Permitted ChaseTel Financing (other than amendments or modifications that do not adversely effect any Permitted ChaseTel Financings) or
(e) any agreement or instrument governing or evidencing any Permitted Holdings Debt, FCC Debt or Eligible Parent Debt.

               SECTION 6.15. Capital Expenditures. The Borrower will not permit
                             ---------------------
the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries in any fiscal year to exceed the amount set forth below with respect to such fiscal year:

               Year                          Amount
               ----                          ------
               2000                          $ 550,000,000
               2001                          $ 850,000,000
               2002                          $ 110,000,000
               2003                          $ 180,000,000
               2004 and thereafter           $ 100,000,000


               SECTION 6.16. Covered POPS. The Borrower will not permit the
                             -------------
total number of Covered POPS at any time during any period set forth below to be less than the number set forth below with respect to such period:

Period                                                      Number
------                                                      ------
April 1, 2000 to and including June 30, 2000                275,000

July 1, 2000 to and including September 30, 2000
                                                                 1,150,000

October 1, 2000 to and including December 31, 2000
                                                                 1,150,000

January 1, 2001 to and including March 31, 2001
                                                                 5,000,000

April 1, 2001 to and including June 30, 2001
                                                                 6,000,000

July 1, 2001 to and including September 30, 2001
                                                                 8,000,000

October 1, 2001 to and including December 31, 2001
                                                                15,000,000

January 1, 2002 to and including December 31, 2002
                                                                17,500,000

January 1, 2003 to and including December 31, 2003
                                                                19,800,000

January 1, 2004 to and including December 31, 2004
                                                                20,500,000
January 1, 2005 and thereafter                                  21,000,000

               SECTION 6.17. Subscribers. The Borrower will not permit the total
                             -----------
number of Subscribers at any time during any period set forth below to be less than the number set forth below opposite such period:

Period                                                                  Number
------                                                                  ------
April 1, 2000 to and including June 30, 2000                            16,500
July 1, 2000 to and including September 30, 2000                        44,000
October 1, 2000 to and including December 31, 2000                      56,000
January 1, 2001 to and including March 31, 2001                        150,000
April 1, 2001 to and including June 30, 2001                           225,000
July 1, 2001 to and including September 30, 2001                       355,000
October 1, 2001 to and including December 31, 2001                     600,000
January 1, 2002 to and including March 31, 2002                      1,050,000
April 1, 2002 to and including June 30, 2002                         1,200,000
July 1, 2002 to and including September 30, 2002                     1,350,000
October 1, 2002 to and including December 31, 2002                   1,550,000
January 1, 2003 to and including March 31, 2003                      1,800,000
April 1, 2003 to and including June 30, 2003                         1,900,000
July 1, 2003 to and including September 30, 2003                     2,000,000
October 1, 2003 to and including December 31, 2003                   2,100,000

January 1, 2004 to and including December 31, 2004                   2,250,000
January 1, 2005 to and including December 31, 2005                   2,550,000
January 1, 2006 and thereafter                                       2,700,000

               SECTION 6.18. Total Indebtedness to Total Capitalization. The
                             -------------------------------------------
Borrower will not permit the ratio of Total Indebtedness to Total Capitalization at any time during any period set forth below to exceed the ratio set forth opposite such period:

Period                                                              Ratio
------                                                              -----
Initial Availability Date to and including December 31, 2002      0.67 to 1.0

January 1, 2003 to and including December 31, 2003                0.60 to 1.0

January 1, 2004 and thereafter                                    0.50 to 1.0

               SECTION 6.19. Total Indebtedness to Annualized EBITDA. The
                             ----------------------------------------
Borrower will not permit the ratio of Total Indebtedness to Annualized EBITDA as of any date during any period set forth below to exceed the ratio set forth below opposite such period:

Period                                                              Ratio
------                                                              -----
January 1, 2003 to and including March 31, 2003                     10.0 to 1.0

April 1, 2003 to and including June 30, 2003                         7.0 to 1.0

July 1, 2003 to and including September 30, 2003                     7.0 to 1.0

October 1, 2003 to and including December 31, 2003                   5.5 to 1.0

January 1, 2004 and thereafter                                       5.0 to 1.0


               SECTION 6.20. Consolidated EBITDA to Cash Interest Expense. The
                             ---------------------------------------------
Borrower will not permit the ratio of Consolidated EBITDA to Cash Interest Expense for any period of four consecutive fiscal quarters ending during any period set forth below to be less than the ratio set forth opposite such period:

Period                                                                 Ratio
------                                                                 -----
October 1, 2002 to and including December 31, 2002                   1.0 to 1.0

January 1, 2003 to and including March 31, 2003                      1.3 to 1.0

April 1, 2003 to and including June 30, 2003                         1.4 to 1.0

July 1, 2003 to and including September 30, 2003                     1.5 to 1.0

October 1, 2003 to and including December 31, 2003                   1.9 to 1.0

January 1, 2004 and thereafter                                       3.0 to 1.0

               SECTION 6.21. Minimum Gross Revenue. (a) The Borrower will not
                             ----------------------
permit the consolidated revenue of the Borrower and the Subsidiary Loan Parties during any fiscal quarter ending on a date set forth below to be less than the amount set forth below opposite such date:

Fiscal Quarter Ending                                  Amount
---------------------                                  ------
December 31, 1999                                      $  1,330,000
March 31, 2000                                         $  2,300,000
June 30, 2000                                          $  4,900,000
September 30, 2000                                     $  6,300,000
December 31, 2000                                      $ 17,100,000
March 31, 2001                                         $ 25,000,000
June 30, 2001                                          $ 40,000,000
September 30, 2001                                     $ 70,000,000
December 31, 2001                                      $120,000,000
March 31, 2002                                         $130,000,000
June 30, 2002                                          $150,000,000
September 30, 2002                                     $170,000,000
December 31, 2002                                      $190,000,000
March 31, 2003                                         $205,000,000
June 30, 2003                                          $220,000,000
September 30, 2003                                     $230,000,000
December 31, 2003                                      $250,000,000

               (b) The Borrower will not permit the consolidated revenue of the Borrower and the Subsidiary Loan Parties during any fiscal year ending on a date set forth below to be less than the amount set forth below opposite such date:

Fiscal Year Ending                                               Amount
------------------                                               ------
December 31, 2004                                           $  1,100,000,000

December 31, 2005                                           $  1,200,000,000

December 31, 2006 and thereafter                            $  1,300,000,000


               SECTION 6.22. Activities of Holdings. Holdings will not engage in
                             -----------------------
any business or activity other than the ownership of all the outstanding Equity Interests of the Borrower and activities incidental thereto. Holdings will not own or acquire any assets (other than shares of common stock of the Borrower, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, liabilities under any other credit agreement governing Eligible Secured Debt, liabilities imposed by law, including tax liabilities, other liabilities incidental to its existence, liabilities in respect of

Permitted Holdings Debt or the ChaseTel Earnout and Guarantees of Eligible Parent Debt). Holdings will not create, incur, assume or permit to exist any Lien on any asset now owned or hereafter acquired by it, except Liens created under the Loan Documents and Permitted Encumbrances.

               SECTION 6.23. Fiscal Year and Fiscal Quarters. The Borrower will
                             --------------------------------
cause all of its fiscal years and fiscal quarters to be the same as the calendar years and calendar quarters.

               SECTION 6.24. Additional Requirements Regarding Permitted
                             -------------------------------------------
Indebtedness and Liens. Notwithstanding anything to the contrary contained in
-----------------------
Section 6.01, Section 6.02 or elsewhere in this Agreement, the Borrower will not, nor will it permit any Loan Party to, (a) create, incur, assume or permit to exist any Indebtedness which is secured by any Lien created, evidenced or governed by any of the Security Documents other than Eligible Secured Debt and
(b) grant, create or permit to exist any Lien which is created, evidenced or governed by any of the Security Documents other than Liens securing Eligible Secured Debt.


                                 ARTICLE VII

                               Events of Default
                               -----------------

               If any of the following events ("Events of Default") shall
                                                -----------------
occur:

               (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

               (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

               (c) any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any respect when made or deemed made;

               (d) Holdings or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect to the existence of the Borrower) or 5.10 or in Article VI;

               (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the

     Borrower (which notice will be given at the request of any Lender);

               (f) any Loan Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

               (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g)
                                               --------
     shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

               (h) an involuntary proceeding shall becommenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

               (i) any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

               (j) any Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

               (k) one or more judgments for the payment of money in an aggregate amount in excess of $1,000,000 shall be rendered against any Loan Party or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party to enforce any such judgment;

               (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding (i) $1,000,000 in any year or (ii) $5,000,000 for all periods;

               (m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Collateral Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Pledge Agreements;

               (n)  a Change in Control shall occur;

               (o) the loss, revocation, suspension or material impairment of any material FCC License shall occur; or

               (p) Lucent shall terminate the Purchase Agreement as a result of any default or breach by the Borrower thereunder, or the Borrower shall terminate the Purchase Agreement other than by reason of a default or breach by Lucent thereunder;

     then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause
     (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                 ARTICLE VIII

                                  The Agents
                                  ----------

               Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

               Any Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

               The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any of the Loan Parties that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to it by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

               The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

               The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

               Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

               Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

               Each Lender acknowledges and agrees to the terms of the Collateral Agency Agreement and to the appointment of the Collateral Agent to act as collateral agent under the Collateral Agency Agreement and the other Security Documents.

                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

               SECTION 9.01. Notices. Except in the case of notices and other
                             -------
     communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

               (a) if to Holdings or the Borrower, to it at 10307 Pacific Center Court, San Diego, California 92121, Attention of President (Telecopy No. (619) 882-6010);

               (b) if to the Collateral Agent, to it as provided in the Collateral Agency Agreement;

               (c) if to the Administrative Agent, to it at 600 Mountain Avenue, Murray Hill, New Jersey 07974, Attention of Assistant Treasurer-Project Finance (Telecopy No. (908) 559-1711);

               (d) if to Lucent, to it at 283 King George Road, Warren, New Jersey 07059, Attention of Assistant Treasurer-Project Finance (Telecopy No. (908) 559-1711); and

               (e) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

     Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

               SECTION 9.02. Waivers; Amendments. (a) No failure or delay by
                             -------------------
     either Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether an Agent or any Lender may have had notice or knowledge of such Default at the time.

               (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Holdings, the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the applicable Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall
                                      --------
     (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest on such Loan, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.16(b), (c) or (d) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (vi) release all or any substantial part of the Collateral from the Lien of any Security Document (except as expressly provided in such Security Document), without the written consent of each Lender, (vii) release Holdings or any Subsidiary Loan Party from its Guarantee under the Guarantee Agreement (except as expressly provided in the Guarantee Agreement), or limit its liability in respect of such Guarantee, (viii) change any provisions of any Security Document in a manner that adversely affects the pro rata security of the Loans in relation to any other Eligible Secured Debt, without the written consent of each Lender or (ix) waive, amend or modify Section 5.10 or any term or provision thereof without the prior written consent of Lucent; provided
                                                                    --------
     further that no such agreement shall amend, modify or otherwise affect the
     -------
     rights or duties of either Agent without the prior written consent of such Agent.

               SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The
                             ----------------------------------
     Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by Lucent and each Agent, including the reasonable fees, charges and disbursements of counsel for Lucent or the Agents, in connection with the preparation and administration of the Loan Documents or any amendments, modifications or waivers thereof (whether or not the transactions contemplated hereby are consummated) and (ii) all reasonable out-of-pocket expenses incurred by either Agent or any Lender, including the reasonable fees, charges and disbursements of any counsel for either Agent or any Lender, in connection with the enforcement or protection of its rights or remedies in connection with the Loan Documents, including its rights or remedies under this Section, or in connection with the Loans made hereunder, including all such costs and expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

               (b) The Borrower shall indemnify each Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from,
                ----------
     any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any Mortgaged Property or any other property at any time owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as
                                    --------
     to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

               (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section, each

     Lender severally agrees to pay to the Administrative Agent such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided
                                                                    --------
     that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total outstanding Loans and Commitments at the time.

               (d) To the extent permitted by applicable law, neither Holdings nor the Borrower shall assert, and each of them hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

               (e) All amounts due under this Section shall be payable not later than 30 days after written demand therefor.

               SECTION 9.04. Successors and Assigns. (a) The provisions of
                             ----------------------
     this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

               (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to Lucent, a Lender
     --------
     or an Affiliate of Lucent or a Lender, the Administrative Agent must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) in the case of an assignment to a competitor of the Borrower or any of its Subsidiaries (or any Affiliate of any such competitor) or in the case of an assignment of a Commitment (other than such an assignment to an Eligible Assignee), the Borrower must give its prior written consent to such assignment (which consent, except in the case of an assignment to any such competitor or Affiliate of a competitor, shall not be unreasonably withheld or delayed), (iii) except in the case of an assignment to Lucent, a Lender or an Affiliate of Lucent or a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment and Loans, the amount of the Commitment and Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless the Borrower otherwise consents (except that this clause shall not prohibit the assignment of a Fronting Commitment as contemplated by Section 2.02 in an amount greater than or equal to $1,000,000); (iv) each partial assignment shall be made as an assignment of a proportionate part of all of the assigning Lender's rights and obligations under this Agreement, except that this clause (iv) shall not be construed to prohibit the assignment of a proportionate part of all of the assigning Lender's rights and obligations in respect of (A) Loans separately from (or without assigning) Commitments, or (B) Commitments separately from (or without assigning) Loans, (v) the parties to each assignment shall execute and deliver to the Administrative Agent and the Collateral Agent an Assignment and Acceptance, together with a processing and recordation fee to the Administrative Agent of $3,500, and (vi) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; provided further that (A) in the event that
                                   ----------------
     the Borrower has given its consent to the identity of a particular assignee of an assignment of loans or commitments in connection with any Other Loan Document, then the Borrower shall not unreasonably withhold consent to such assignee under clause (ii) of this paragraph, (B) any consent of the Borrower otherwise required under clause (iii) of this paragraph shall not be unreasonably withheld if and when the Borrower consents to an assignment of less than $5,000,000 relating to any Other Loan Document and (C) any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default under clause (h) or (i) of Article VII has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph
     (e) of this Section.

                  (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The Administrative Agent
                                          --------
     shall notify the Borrower whenever any Lender becomes or ceases to be a Lucent Lender and whenever any Lender holds or ceases to hold any Lucent Loans and shall reflect each Lucent Lender's and each Lucent Loan holder's status as such in the Register. The entries in the Register shall be conclusive, and the Borrower, the Agents and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register and, promptly thereafter, shall notify the Borrower of such Assignment and Acceptance. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (e) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and
                  -----------
     obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (i) such Lender's
                                             --------
     obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided
                                                                    --------
     that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.16(d) as though it were a Lender.

                  (f) A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.15(e) as though it were a Lender.

                  (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such
                                                           --------
     pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  SECTION 9.05. Survival. All covenants, agreements,
                                --------
     representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that either Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15 and 9.03 and
     Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

                  SECTION 9.06. Counterparts; Integration; Effectiveness. This
                                ----------------------------------------
     Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to the Borrower's agreement to cooperate with Lucent with respect to marketing, selling or syndicating Loans and Commitments or with respect to fees payable to Lucent or either Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 9.07. Severability. Any provision of this Agreement
                                ------------
     held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 9.08. Right of Setoff. If an Event of Default shall
                                ---------------
     have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 9.09. Governing Law; Jurisdiction; Consent to Service
                                -----------------------------------------------
     of Process. (a) This Agreement shall be construed in accordance with and
     ----------
     governed by the law of the State of New York.

                  (b) Each of Holdings and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that either Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Holdings or the Borrower or its properties in the courts of any jurisdiction.

                  (c) Each of Holdings and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY
                                --------------------
     WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 9.11. Headings. Article and Section headings and the
                                --------
     Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  SECTION 9.12. Confidentiality. Each of the Agents and the
                                ---------------
     Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to either Agent or any Lender on a nonconfidential basis from a source other than Holdings or the Borrower. For the purposes of this Section, "Information" means all information received from Holdings or the
               -----------
     Borrower relating to Holdings or the Borrower or its business, other than any such information that is publicly available or available to either Agent or any Lender on a nonconfidential basis prior to disclosure by Holdings or the Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

                  SECTION 9.13. Interest Rate Limitation. Notwithstanding
                                ------------------------
     anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the
                        -------
     "Maximum Rate") which may be contracted for, charged, taken, received or
      ------------
     reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

                  SECTION 9.14. Amendments to Other Loan Documents. If the
                                ----------------------------------
     Borrower or any other Loan Party in any way (a) amends, modifies or supplements any Other Loan Document in any manner that is materially more restrictive to any Loan Party or that is materially more beneficial to any lender or any agent of any lender or (b) enters into any Other Loan Document that is materially more restrictive to any Loan Party or that is materially more beneficial to any lender or any agent of any lender, in each case as compared to this Agreement and/or the other Loan Documents (as applicable), then Holdings and the Borrower agree to promptly notify the Administrative Agent in writing of the nature and terms of such amendment, modification or supplement or such Other Loan Document (as applicable) and to promptly deliver to the Administrative Agent a true, correct and complete copy of such amendment, modification or supplement or such Other Loan Document (as applicable). Furthermore, if any such amendment, modification or supplement or such Other Loan Document (as applicable) is reasonably likely to materially disadvantage any Lender with respect to its efforts to assign any of its Loans or Commitment, each of Holdings and the Borrower agrees that, promptly upon the request of the Administrative Agent or the Required Lenders, it (i) will amend, modify or supplement (as applicable) the appropriate terms and provisions of this

     Agreement and the other Loan Documents in the same manner as such amendment, modification or supplement to such Other Loan Document or (ii) in the case of an Other Loan Document newly executed, amend, modify, supplement or amend and restate (as applicable) the appropriate terms and provisions of this Agreement and the other Loan Documents or (in the case of an amendment and restatement) this Agreement and the other Loan Documents (as applicable) such that this Agreement and the other Loan Documents are consistent with such Other Loan Document (as applicable); provided, however, that if such amendment, modification or other supplement
     --------  -------
     to such Other Loan Document or if such newly-executed Other Loan Document (as applicable) was made in connection with any consideration given by any lender or by any agent of any lender to any Loan Party, then the obligations of Holdings and the Borrower to amend, modify, supplement or amend and restate this Agreement and the other Loan Documents pursuant to this sentence shall be conditioned upon the Lender(s) providing the same or equivalent consideration to such Loan Party.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    CRICKET COMMUNICATIONS HOLDINGS, INC.,


                                    by________________________________
                                       Name:
                                       Title:


                                    CRICKET COMMUNICATIONS, INC.,


                                    by________________________________
                                       Name:
                                       Title:


                                    LUCENT TECHNOLOGIES INC.,
                                    individually and as Administrative Agent,



                                    by________________________________
                                       Name:
                                       Title:


                                    SOCIETE GENERALE,


                                    by________________________________
                                       Name:
                                       Title:

                                                                   SCHEDULE 2.01

                                  Commitments
                                  -----------


                                                  Commitment
                                                  ----------
Lender                                              Amount
------                                              ------

Lucent Technologies Inc.                          $1,136,667,805.94

EXHIBIT A

                    BORROWER PLEDGE AGREEMENT dated as of September 17, 1999, among CRICKET COMMUNICATIONS, INC. a Delaware corporation ("Holdings"), CRICKET WIRELESS COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), each subsidiary of the Borrower listed on Schedule I hereto (each a "Subsidiary", and, collectively, the "Subsidiaries"), each subsidiary of Leap Wireless International, Inc., a Delaware corporation (the "Parent") listed on Schedule I hereto (each a "License Subsidiary", and, collectively, the "License Subsidiaries"; and together with the Subsidiaries, Holdings and the Borrower, the "Pledgors") and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

   Reference is made to the Collateral Agency and Intercreditor Agreement dated as of September 17, 1999 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement") among the Borrower, the Representatives and Unrepresented Holders referred to therein and the Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Collateral Agency and Intercreditor Agreement. Each Pledgor acknowledges receipt of a true and correct copy of the Collateral Agency and Intercreditor Agreement and agrees to the terms thereof.

   The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by the Pledgors of a Pledge Agreement in the form hereof. The Borrower may from time to time incur Permitted Additional Obligations that are required to be secured pursuant to the terms hereof.

   Accordingly, the Pledgors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

   SECTION 1. Pledge. As security for the payment and performance, as the case may be, in full of the Obligations, each Pledgor hereby transfers, grants, bargains, sells,

2

conveys, hypothecates, pledges, sets over and delivers unto the Collateral Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Pledgor's right, title and interest in, to and under (a) all shares of capital stock, membership interests or other equity interests owned by it, all of which are listed on Schedule II hereto, and any shares of capital stock, membership interests or other equity interests obtained in the future by the Pledgor and the certificates representing all such shares, membership interests or other equity interests (collectively, the "Pledged Stock"); provided that the pledged interests shall not include to the extent that applicable law requires that a subsidiary of the Pledgor issue directors' qualifying shares, such qualifying shares; (b)(i) all debt securities owned by it, all of which are listed opposite the name of the Pledgor on Schedule II hereto, (ii) any debt securities in the future issued to the Pledgor and (iii) the promissory notes and any other instruments evidencing such debt securities (the "Pledged Debt Securities"); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof; (d) subject to
Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above; (e) subject to Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Collateral"). Upon delivery to the Collateral Agent, (a) any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request in order to give effect to the pledge granted hereby and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may

3

reasonably request in order to give effect to the pledge granted hereby. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule II and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

   TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

   SECTION 2. Delivery of the Collateral. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral.

   (b) Each Pledgor will cause any Indebtedness for borrowed money owed to the Pledgor by any Person to be evidenced by a duly executed promissory note, bond, debenture or similar instrument that is pledged and delivered to the Collateral Agent pursuant to the terms thereof.

   SECTION 3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that as of the Effective Date:

       (a) the Pledged Stock represents that percentage as set forth on Schedule II of the issued and outstanding shares of each class of the capital stock of the issuer with respect thereto;

       (b) except for the security interest granted hereunder, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule

4

   II, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

       (c) the Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all Persons whomsoever;

       (d) except for such consents and approvals as have been obtained and are in full force and effect, no consent of any other Person (including stockholders or creditors of any Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

       (e) by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral are delivered to, and continue to be in the possession of, the Collateral Agent in accordance with this Agreement, the Collateral Agent will have a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

       (f) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

       (g) all of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable;

5

       (h) all information set forth herein relating to the Pledged
   Stock is accurate and complete in all material respects as of the date hereof; and

       (i) the pledge of the Pledged Stock pursuant to this Agreement does not violate Regulation U or X of the Federal Reserve Board or any successor thereto as of the date hereof.

   SECTION 4. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any material notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

   SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless a Notice of Enforcement is in effect:

       (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the other Support Documents and the Secured Instruments; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement or any other Support Document or any Secured Instrument or the ability of the Secured Parties to exercise the same.

6

       (ii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

       (iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Support Documents, the Secured Instruments and applicable laws. While a Notice of Enforcement is in effect, all noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

   (b) While a Notice of Enforcement is in effect, all rights of any Pledgor to dividends, interest or principal

7

that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in the Enforcement Collateral Account upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After a Notice of Enforcement has been rescinded in accordance with the terms of the Collateral Agency and Intercreditor Agreement, the Collateral Agent shall, within five Business Days after all such Notices of Enforcement have been rescinded, repay to each Pledgor all cash dividends, interest or principal (without interest), that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in the Enforcement Collateral Account.

   (c) While a Notice of Enforcement is in effect, rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers in a manner not inconsistent with the terms of this Agreement, provided that, unless otherwise directed by the Required Secured Parties, the Collateral Agent shall have the right from time to time while a Notice of Enforcement is in effect to permit the Pledgors to exercise such rights. After all Notices of Enforcement have been rescinded in accordance with the terms

8

of the Collateral Agency and Intercreditor Agreement, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

   SECTION 6. Remedies upon Default. While a Notice of Enforcement is in effect, subject to applicable regulatory and legal requirements, the Collateral Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate subject to applicable law and standards of commercial reasonableness. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

   The Collateral Agent shall give a Pledgor 10 days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of such Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at

9

such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. Subject to Section 9.05 of the Collateral Agency and Intercreditor Agreement, at any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) such Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement the applicable Notice of Enforcement shall have been rescinded in accordance with the terms of the Collateral Agency and Intercreditor Agreement and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a

10

suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

   SECTION 7. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied promptly by the Collateral Agent after receipt thereof as provided in the Collateral Agency and Intercreditor Agreement.

   Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

   SECTION 8. Reimbursement of Collateral Agent. (a) Each Pledgor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

11

   (b) Without limitation of its indemnification obligations under the other Support Documents, each Pledgor agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Support Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

   (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this
Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Support Document or any Secured Instrument, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Support Document or any Secured Instrument or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8 shall be payable on written demand therefor and, if not paid within five Business Days after written demand for payment is received by a Pledgor from the Collateral Agent, shall bear interest at the rate specified in Section 2.11(c) of the Credit Agreement.

   (d) To the extent that the Pledgors fail to pay any amount required to be paid by them to the Collateral Agent under paragraph (a) or (b) of this Section, each Secured Party severally agrees to pay to the Collateral Agent such Secured Party's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity

12

payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damaged, liability or related expense, as the case may be, was incurred by or asserted against the Collateral Agent in its capacity as such. For purposes hereof, a Secured Party's "pro rata share" shall be determined based upon its share of the sum of the total outstanding loans and unused commitments under the Secured Instruments at the time.

   SECTION 9. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent, effective while a Notice of Enforcement is in effect, the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, while a Notice of Enforcement is in effect, with full power of substitution either in the Collateral Agent's name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same, in each case in a manner not inconsistent with the terms of this Agreement; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered

13


thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

   SECTION 10. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent and the other Secured Parties under the other Support Documents and the Secured Instruments are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

   (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 11.02 of the Collateral Agency and Intercreditor Agreement.

   SECTION 11. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with

14

respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

15


   SECTION 12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Support Document or Secured Instrument, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Support Document or Secured Instrument or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

   SECTION 13. Termination or Release. (a) This Agreement and the security interests granted hereby shall terminate when all the Obligations have been indefeasibly paid in full and all Secured Instrument Commitments shall have terminated.

   (b) Subject to Section 9.03 of the Collateral Agency and Intercreditor Agreement, upon any sale or other transfer by any Pledgor of any Collateral that does not violate any Secured Instrument to any Person that is not a Pledgor, the security interest in such Collateral shall be automatically released.

   (c) In connection with any termination or release pursuant to paragraph (a) or (b), the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor's expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 13 shall be without recourse to or warranty by the Collateral Agent.

16

   SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 11.01 of the Collateral Agency and Intercreditor Agreement. All communications and notices hereunder to any Subsidiary Loan Party shall be given to it in care of the Borrower at the address set forth in the Credit Agreement.

   SECTION 15. Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

   SECTION 16. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Support Documents. Subject to Section 9.03 of the Collateral Agency and Intercreditor Agreement, if all of the capital stock of a Pledgor is sold, transferred or otherwise disposed of to a Person that is not a Pledgor pursuant to a transaction that does not violate any Secured Instrument, such Pledgor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each

17

Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

   SECTION 17. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Support Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the extension of credit by any Secured Party pursuant to a Secured Instrument, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

   (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

   SECTION 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

   SECTION 19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 16. Delivery of an executed counterpart of a signature page to this Agreement

18

by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

   SECTION 20. Rules of Interpretation. The rules of interpretation specified in
Section 1.02 of the Collateral Agency and Intercreditor Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

   SECTION 21. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Support Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Support Document shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Pledgor or its properties in the courts of any jurisdiction.

   (b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Support Document in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

19

   (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

   SECTION 22. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

   SECTION 23. Additional Pledgors. Upon execution and delivery by the Collateral Agent and a Subsidiary Loan Party of an instrument in the form of Annex 1, such Subsidiary Loan Party shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement. This Agreement may be waived, amended or modified with respect to any one or more Pledgors and any one or more Pledgors may be released from its obligations hereunder without the consent or agreement of any other Pledgor.

   SECTION 24. Execution of Financing Statements. Pursuant to Section 9-402 of the Uniform Commercial Code as in effect in the State of New York, each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other

20

reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

   IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                 CRICKET COMMUNICATIONS, INC.,
                                 By____________________________
                                   Name:
                                   Title:


                                 CRICKET WIRELESS
                                 COMMUNICATIONS, INC.,
                                 By____________________________
                                   Name:
                                   Title:


                                 EACH SUBSIDIARY
                                 LISTED ON SCHEDULE I

                                 By___________________________
                                  Name:
                                  Title:


                                 EACH LICENSE SUBSIDIARY
                                 LISTED ON SCHEDULE I


                                 By___________________________
                                  Name:
                                  Title:


                                 STATE STREET BANK AND TRUST
                                 COMPANY, as Collateral Agent

                                 By___________________________

                  Name:
                  Title:

22

                                                               Schedule I to the
                                                       Borrower Pledge Agreement

                                   PLEDGORS


                  Name                                Address
                  ----                                -------

23

                                                              Schedule II to the
                                                       Borrower Pledge Agreement


                                 CAPITAL STOCK


                                        Number and
            Number of     Registered     Class of     Percentage
Issuer    Certificates       Owner        Shares       of Shares
------- ---------------- ------------ -------------- ---------------



                LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS


                                                      Percentage
                                        Number and        of
            Number of     Registered     Class of     Membership
Issuer    Certificates       Owner      Interests    of Interests
------- ---------------- ------------- ------------ ----------------




                             PARTNERSHIP INTERESTS


                                          Percentage of Limited
            Number of     Limited or       General Partnership
Issuer    Certificates     General             Interests
------- --------------- --------------- ------------------------

24

                                DEBT SECURITIES


           Principal      Date of       Maturity
Issuer       Amount        Notes          Date
-------   -----------    ---------      -----------

25

                                                                  Annex 1 to the
                                                       Borrower Pledge Agreement

           SUPPLEMENT NO. dated as of , to the Borrower Pledge Agreement dated as of September 17, 1999, among, CRICKET COMMUNICATIONS, INC., a Delaware corporation ("Holdings"), CRICKET WIRELESS COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"),each subsidiary of the Borrower listed on
       Schedule I thereto (each a "Subsidiary", and, collectively, the "Subsidiaries"), each subsidiary of the Leap Wireless International, Inc., a Delaware corporation (the "Parent") listed on Schedule I thereto (each a "License Subsidiary", and, collectively, the "License Subsidiaries"; and together with the Subsidiaries, Holdings and the Borrower, the "Pledgors") and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

   A. Reference is made to (a) the Collateral Agency and Intercreditor Agreement (as defined in the Pledge Agreement) and (b) the Borrower Pledge Agreement.

   B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

   C. The Pledgors have entered into the Pledge Agreement in order to induce Secured Parties to make loans under the applicable Secured Instruments. Section 23 of the Pledge Agreement provides that Subsidiary Loan Parties may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary Loan Party (the "New Pledgor") is executing this Supplement to become a Pledgor under the Pledge Agreement in order to induce the Secured Parties to make additional loans under the applicable Secured Instruments and as consideration for loans previously made under the Secured Instruments.

   Accordingly, the Collateral Agent and the New Pledgor agree as follows:

   SECTION 1. In accordance with Section 23 of the Pledge Agreement, the New Pledgor by its signature below becomes a

26

Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof except for representations and warranties which by their terms refer to a specific date. In furtherance of the fore going, the New Pledgor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor's right, title and interest in and to the Collateral of the New Pledgor. Each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

   SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally.

   SECTION 3. This Supplement may be executed in counter parts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

   SECTION 4. The New Pledgor hereby represents and warrants that set forth on
Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

   SECTION 5. Except as expressly supplemented hereby,

27

the Pledge Agreement shall remain in full force and effect.

   SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

   SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

   SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Pledge Agreement. All communications and notices here under to the New Pledgor shall be given to it in care of the Borrower as set forth in the Credit Agreement.

   SECTION 9. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

   IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.


                           [NAME OF NEW PLEDGOR],

                           By_________________________________

28


                         Name:
                         Title:


                         STATE STREET BANK AND TRUST
                         COMPANY, as Collateral Agent,

                         By_________________________________
                         Name:
                         Title:

29

                                                                   Schedule I to
                                                              Supplement No. [ ]
                                                to the Borrower Pledge Agreement

                     Pledged Securities of the New Pledgor


                                 CAPITAL STOCK




                                            Number and      Percentage of
                                         Class of Shares      Shares or
         Number of       Registered         and Other       Other Equity
Issuer  Certificates         Owner       Equity Interests     Interests
------  ------------      ----------    -----------------   -------------





                LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS


                                                     Percentage
                        Number and                       of
        Number of       Registered       Class of    Membership
Issuer  Certificates       Owner        Interests   of Interests
------  ------------    ----------    ------------  -------------



                             PARTNERSHIP INTERESTS



                                    Percentage of Limited
         Number of      Limited or   General Partnership
Issuer  Certificates     General         Interests
------  ------------    ----------   -------------------

30

                                DEBT SECURITIES


          Principal      Date of   Maturity
Issuer      Amount         Notes     Date
------    ----------     --------  --------

================================================================================



                             AMENDED AND RESTATED


                 COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT


                                  dated as of

                               October 20, 2000


                                     among


                         CRICKET COMMUNICATIONS, INC.,

                The Representatives and Unrepresented Holders
                              referred to herein,


                                      and


                     STATE STREET BANK AND TRUST COMPANY,
                              as Collateral Agent

================================================================================

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
                                   ARTICLE I

                                  Definitions
                                  -----------

SECTION 1.01.   Defined Terms......................................     2
SECTION 1.02.   Terms Generally....................................    13
SECTION 1.03.   Accounting Terms; GAAP.............................    14


                                  ARTICLE II

                       Permitted Additional Obligations;
                       ---------------------------------
                         Additional Security Documents
                         -----------------------------

SECTION 2.01.   Permitted Additional Obligations...................    14
SECTION 2.02.   Additional Security Documents......................    15


                                  ARTICLE III

                           Acts of Secured Parties;
                           ------------------------
                            Amounts of Obligations
                            ----------------------

SECTION 3.01.   Acts of Secured Parties............................    16
SECTION 3.02.   Determination of Amounts of Obligations............    16
SECTION 3.03.   Restrictions on Actions............................    17


                                  ARTICLE IV

                          Duties of Collateral Agent
                          --------------------------

SECTION 4.01.   Notice to Secured Parties..........................    18
SECTION 4.02.   Actions Under Support Documents;...................    21
SECTION 4.03.   Conflicting Instructions; No Instructions..........    20
SECTION 4.04.   Records............................................    22

                                   ARTICLE V


                      Collateral Accounts; Distributions
                      ----------------------------------


SECTION 5.01.   The Collateral Accounts..................................... 22
SECTION 5.02.   Application of Proceeds..................................... 24
SECTION 5.03.   Time of Payments............................................ 24
SECTION 5.04.   Application of Amounts Not Distributable.................... 25
SECTION 5.05.   Treatment of Contingent Obligations......................... 25
SECTION 5.06.   Collateral Agent's Calculations............................. 26


                                  ARTICLE VI

                                  Agreements
                                  ----------

SECTION 6.01.   Delivery of Agreements...................................... 26
SECTION 6.02.   Information................................................. 26


                                  ARTICLE VII

                             The Collateral Agent
                             --------------------

SECTION 7.01.   Appointment; Rights and Duties.............................. 27
SECTION 7.02.   Expenses; Indemnity; Damage Waiver.......................... 29


                                 ARTICLE VIII

                        Representations and Warranties
                        ------------------------------

SECTION 8.01.   Organization; Powers........................................ 31
SECTION 8.02.   Authorization; Enforceability............................... 31
SECTION 8.03.   Governmental Approvals; No Conflicts........................ 31


                                  ARTICLE IX

                          Intercreditor Arrangements
                          --------------------------

SECTION 9.01.   Security Interests.......................................... 32
SECTION 9.02.   Turnover of Collateral and Certain Payments................. 32
SECTION 9.03.   Release of Collateral and Guarantees........................ 33
SECTION 9.04.   Additional Collateral....................................... 33
SECTION 9.05.   Purchase of Collateral...................................... 34
SECTION 9.06.   Further Assurances, etc..................................... 34
SECTION 9.07.   Restrictions on Prepayments and


                Purchases of Indebtedness..................................  34
SECTION 9.08.   Payment of Amounts Owing under Secured Instruments.........  35
SECTION 9.09.   Certain Amendments to Credit Agreement.....................  35
SECTION 9.10.   Payments Under ChaseTel Subordination Agreement............  36


                                   ARTICLE X

                              Benefit of Agreement.........................  36
                              --------------------


                                  ARTICLE XI

                                 Miscellaneous
                                 -------------

SECTION 11.01.  Notices....................................................  36
SECTION 11.02.  Waivers; Amendments........................................  37
SECTION 11.03.  Counterparts...............................................  39
SECTION 11.04.  Severability...............................................  39
SECTION 11.05.  Governing Law; Jurisdiction; Consent to Service of
                Process....................................................  39
SECTION 11.06.  WAIVER OF JURY TRIAL.......................................  40
SECTION 11.07.  Headings...................................................  40
SECTION 11.08.  Successors and Assigns.....................................  40
SECTION 11.09.  Termination................................................  41
SECTION 11.10.  Complete Agreement.........................................  41


EXHIBIT:

       Exhibit A -- Form of Permitted Additional Obligations Designation

                                    AMENDED AND RESTATED COLLATERAL AGENCY AND
                             INTERCREDITOR AGREEMENT dated as of October 20, 2000 among CRICKET COMMUNICATIONS, INC. a Delaware corporation, STATE STREET BANK AND TRUST COMPANY, as Collateral Agent, and the Representatives and Unrepresented Holders referred to herein.


               WHEREAS the Borrower (such term, and other capitalized terms used in this preliminary statement, having the meanings set forth in this Agreement below) has entered into the Credit Agreement pursuant to which the Lenders have made and will continue to make Loans to the Borrower;

               WHEREAS the Loan Parties have entered into certain Security Documents in order to secure the Credit Facility Obligations and the Subsidiary Loan Parties have entered into the Guarantee Agreement in order to guarantee the Credit Facility Obligations;

               WHEREAS the Borrower may from time to time incur Permitted Additional Obligations that may be secured under the Security Documents and guaranteed pursuant to the Guarantee Agreement and the Parent Guarantee Agreement;

               WHEREAS the Borrower, the Collateral Agent and the Administrative Agent have entered into the Amended and Restated Collateral Agency and Intercreditor Agreement dated as of August 14, 2000, amending and restating the Collateral Agency and Intercreditor Agreement dated as of November 24, 1999 (as so amended and restated, the "Existing Agreement") in order to set forth certain
                              ------------------
agreements with respect to the Obligations to be so secured and guaranteed, including mechanisms for securing Permitted Additional Obligations and certain intercreditor arrangements with respect to the enforcement of rights under the Support Documents and the allocation of proceeds in respect of the Obligations; and

               WHEREAS, the Borrower (a) has entered into the Nortel Credit Agreement, (b) has entered into (or, concurrently with the execution and delivery hereof, is entering into) the Ericsson Credit Agreement, (c) has designated (or, concurrently with the execution and delivery hereof, is designating) the Nortel Facility Obligations and the Ericsson Facility Obligations as Permitted Additional Obligations in accordance with Section 2.01 of the Existing Agreement and (d) has requested that the Existing Agreement be amended and restated in the form hereof in order to confirm that the Nortel Facility Obligations and the Ericsson Facility Obligations are entitled to the benefits of the Support Documents and to effect certain other changes to the Existing Agreement;

               NOW THEREFOR, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

               SECTION 1.01. Defined Terms. As used in this Agreement, the
                             -------------
following terms have the meanings specified below:

               "Act" has the meaning set forth in Section 3.01.
                ---

               "Additional Security Document" means any agreement or instrument
                ----------------------------
(other than the Initial Security Documents) creating or evidencing a security interest of the Collateral Agent in, or a Lien in favor of the Collateral Agent on, or an assignment to the Collateral Agent of, any Collateral.

               "Affiliate" means, with respect to a specified Person, another
                ---------
Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

               "Administrative Agent" means Lucent Technologies Inc., in its
                --------------------
capacity as administrative agent for the Lenders under the Credit Agreement.

               "Borrower" means Cricket Communications, Inc. (formerly known as
                --------
Cricket Wireless Communications, Inc.), a Delaware corporation.

               "Borrower Pledge Agreement" means the Borrower Pledge Agreement
                -------------------------
dated as of November 24, 1999, among Holdings, the Borrower, the Subsidiary Loan Parties and the Collateral Agent.

               "Business Day" has the meaning assigned to such term in the
                ------------
Credit Agreement or, if the Credit Agreement is not in effect, the Nortel Credit Agreement or, if the Credit Agreement and the Nortel Credit Agreement are not in effect, the Ericsson Credit Agreement, in each case as such Agreement is in effect at the date hereof.

               "Capital Lease Obligations" of any Person means the obligations
                -------------------------
of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

               "ChaseTel Subordination Agreement" means the Subordination
                --------------------------------
Agreement dated as of March 16, 2000, among Holdings, the Borrower, the Administrative Agent and Chase Telecommunications Holdings, Inc., a Delaware corporation.

               "Collateral" means (a) any and all "Collateral" as defined in any
                ----------
applicable Security Document and (b) any and all other assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising in which the Collateral Agent has been granted a Lien or security interest, or that have been assigned to the Collateral Agent, pursuant to any of the Security Documents.

               "Collateral Accounts" has the meaning set forth in Section
                -------------------
5.01(a).

               "Collateral Agent" means State Street Bank and Trust Company, in
                ----------------
its capacity as collateral agent for the Secured Parties under the Support Documents.

               "Contingent Obligations" means any Obligations that are
                ----------------------
contingent obligations or not yet liquidated, including any obligation for the reimbursement of any letter of credit that is outstanding but not yet drawn upon.

               "Contingent Obligations Collateral Account" has the meaning set
                -----------------------------------------
forth in Section 5.05.

               "Control" means the possession, directly or indirectly, of the
                -------
power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
            -----------       ----------

               "Credit Agreement" means the Credit Agreement dated as of
                ----------------
September 20, 1999, among Holdings, the Borrower, the Lenders and the Administrative Agent; provided that, for purposes of the Support Documents
                      --------
(other than this Agreement), any reference to "the Credit Agreement" therein shall be deemed to mean "each Secured Instrument" (as defined herein).

               "Credit Facility" means a credit facility, or group of credit
                ---------------
facilities, extended pursuant to a single Secured Instrument. For purposes of this definition, all credit facilities that are governed by the same credit agreement, loan agreement or similar document, or in respect of which the Secured Parties thereunder vote together for purposes of declaring or waiving defaults, shall be deemed to be extended pursuant to the same Secured Instrument.

               "Credit Facility Obligations" means (a) the principal of and
                ---------------------------
premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of the Borrower under the Credit Agreement.

               "Effective Date" has the meaning assigned to such term in the
                --------------
Credit Agreement. The parties hereto acknowledge that the Effective Date occurred on September 20, 1999.

               "Enforcement Collateral Account" has the meaning set forth in
                ------------------------------
Section 5.01(a).

               "Environmental Laws" means all laws, rules, regulations, codes,
                ------------------
ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

               "Environmental Liability" means any liability, contingent or
                -----------------------
otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

               "Equity Interests" means shares of capital stock, partnership
                ----------------
interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

               "Ericsson Agent" means Ericsson Credit AB, in its capacity as
                --------------
administrative agent for the Ericsson Lenders under the Ericsson Credit
Agreement.

               "Ericsson Credit Agreement" means the Credit Agreement dated as
                -------------------------
of October 20, 2000, among Holdings, the Borrower, the Ericsson Lenders and the Ericsson Agent.

               "Ericsson Facility Obligations" means (a) the principal of and
                -----------------------------
premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Ericsson Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of the Borrower under the Ericsson Credit Agreement.

               "Ericsson Lenders" means the lenders from time to time party to
                ----------------
the Ericsson Credit Agreement.

               "Ericsson Loans" has the meaning assigned to the term "Loans" in
                --------------
the Ericsson Credit Agreement.

               "Financial Officer" means the chief financial officer,
                -----------------
principal accounting officer, treasurer or controller of the Borrower.

               "GAAP" means, subject to Section 1.03, generally accepted
                ----
accounting principles in the United States of America.

               "General Collateral Account" has the meaning set forth in Section
                --------------------------
5.01(a).

               "General Funds" means funds required to be deposited in the
                -------------
General Collateral Account as provided in Section 5.01(b).

               "General Funds Release Request" means a written request delivered
                -----------------------------
by the Borrower to the Collateral Agent requesting the Collateral Agent to release funds from the General Collateral Account. Each General Funds Release Request (a) shall specify (i) the amount of funds to be released, (ii) the date of the requested release, (iii) the purpose for which the Borrower expects to use such funds, (iv) the applicable provisions of the applicable Secured Instrument or Secured Instruments pursuant to which such funds are being released and (v) the wire instructions for the transfer of such funds to or for the account of the Borrower and (b) shall be accompanied by a certificate of a Financial Officer to the effect that such requested release of funds is not in contravention of any Secured Instrument.

               "Governmental Authority" means the government of the United
                ----------------------
States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

               "Guarantee" of or by any Person (the "guarantor") means any
                ---------                            ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or
                   ---------------
indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment
of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include
                            --------
endorsements for collection or deposit in the ordinary course of business.

               "Guarantee Agreement" means the Guarantee Agreement dated as of
                -------------------
November 24, 1999, among Holdings, the Subsidiary Loan Parties and the Collateral Agent.

               "Hazardous Materials" means all explosive or radioactive
                -------------------
substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

               "Holder" means any direct holder of, or creditor party to a
                ------
Secured Instrument in respect of, any Obligations.

               "Holdings" means Cricket Communications Holdings, Inc. (formerly
                --------
known as Cricket Communications, Inc.), a Delaware corporation.

               "Indebtedness" of any Person means, without duplication, (a) all
                ------------
obligations of such Person for
borrowed money or with respect to advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid,
(d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

               "Indemnitee" has the meaning assigned to such term in Section
                ----------
7.02.

               "Indemnity, Subrogation and Contribution Agreement" means the
                -------------------------------------------------
Indemnity, Subrogation and Contribution Agreement dated as of November 24, 1999, among the Borrower, the Subsidiary Loan Parties and the Collateral Agent.

               "Initial Security Documents" means this Agreement, the Security
                --------------------------
Agreement, the Borrower Pledge Agreement and the Parent Pledge Agreement.

               "Lenders" means the lenders from time to time party to the Credit
                -------
Agreement; provided that, for purposes of the Support Documents (other than this
           --------
Agreement), any reference to "Lender" or "Lenders" therein shall be deemed to mean "Secured Party" or "Secured Parties" (as defined herein), respectively.

               "License Subsidiary" has the meaning assigned to such term in the
                ------------------
Credit Agreement or, if the Credit Agreement is not in effect, the Nortel Credit Agreement or, if the Credit Agreement and the Nortel Credit Agreement are not in effect, the Ericsson Credit Agreement, in each case as such Agreement is in effect at the date hereof.

               "Lien" means, with respect to any asset, (a) any mortgage, deed
                ----
of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

               "Loan Documents" means the "Loan Documents", as defined in each
                --------------
of the Credit Agreement, the Nortel Credit Agreement and the Ericsson Credit Agreement and includes all other agreements, documents and instruments evidencing or governing any of the Obligations (including all Secured Instruments and Support Documents), in each case as in effect from time to time.

               "Loan Parties" means the Parent, Holdings, the Borrower and the
                ------------
Subsidiary Loan Parties.

               "Loans" has the meaning assigned to such term in the Credit
                -----
Agreement; provided that, for purposes of the Support Documents (other than this
           --------
Agreement), any reference to "Loans" therein shall be deemed to mean "Obligations" (as defined herein).

               "Moody's means Moody's Investors Service, Inc.
                -------

               "Non-Vendor Secured Party" means any Secured Party that (a) is
                ------------------------
not a Vendor or an Affiliate of a Vendor, (b) is not a Holder of any Obligations Guaranteed by or otherwise subject to credit support provided by a Vendor or an Affiliate of a Vendor and (c) is not subject to any agreement or arrangement pursuant to which any Vendor or an Affiliate of any Vendor has the right to direct, or to consent or approve of the exercise of, any voting rights of such Secured Party in respect of the Obligations held by it.

               "Nortel Agent" means Nortel Networks Inc., in its capacity as
                ------------
administrative agent for the Nortel Lenders under the Nortel Credit Agreement.

               "Nortel Credit Agreement" means the Credit Agreement dated as of
                -----------------------
August 28, 2000, among Holdings, the Borrower, the Nortel Lenders and the Nortel Agent.

               "Nortel Facility Obligations" means (a) the principal of and
                ---------------------------
premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Nortel Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of the Borrower under the Nortel Credit Agreement.

               "Nortel Lenders" means the lenders from time to time party to the
                --------------
Nortel Credit Agreement.

               "Nortel Loans" has the meaning assigned to the term "Loans" in
                ------------
the Nortel Credit Agreement.

               "Notice of Cancelation of Enforcement" means, with respect to any
                ------------------------------------
Notice of Enforcement, a notice or notices delivered to the Collateral Agent by Representatives and/or Unrepresented Holders canceling such Notice of Enforcement in accordance with Section 4.02.

               "Notice of Enforcement" means a notice or notices delivered to
                ---------------------
the Collateral Agent by Representatives and/or Unrepresented Holders in accordance with Section 4.02 stating that (a) all or part of the Obligations are due and payable and remain unpaid and any applicable grace period for payment thereof has lapsed or (b) all or part of the Obligations are then permitted by the Secured Instrument or Secured Instruments under which such Obligations are outstanding (because of the occurrence of an event of default or similar event under such Secured Instrument or Secured Instruments) to be declared due and payable prior to the stated maturity thereof pursuant to the terms of such Secured Instrument or Secured Instruments. A Notice of Enforcement shall be deemed to have been given when the notice referred to in the preceding sentence has actually been received by the Collateral Agent and to have been rescinded when the Collateral Agent has actually received a Notice of Cancelation of Enforcement. A Notice of Enforcement shall be deemed to be in effect at all times after such Notice of Enforcement has been given until such time, if any, as such Notice of Enforcement has been rescinded. The Representatives and Unrepresented Holders that delivered a Notice of Enforcement shall rescind such Notice of Enforcement once such Representatives and Unrepresented Holders are satisfied that the event or events giving rise to such Notice of Enforcement have been cured or waived in accordance with the applicable Secured Instrument and no other event has occurred and is continuing that would permit a Notice of Enforcement to be given.

               "Obligations" means, collectively, the Credit Facility
                -----------
Obligations, the Nortel Facility Obligations, the Ericsson Facility Obligations and all Permitted Additional Obligations.

               "Parent" means Leap Wireless International, Inc., a Delaware
                ------
corporation.

               "Parent Guarantee Agreement" means the Guarantee Agreement dated
                --------------------------
as of August 28, 2000, between the Parent and the Collateral Agent.

               "Parent Pledge Agreement" means the Parent Pledge Agreement dated
                -----------------------
November 24, 1999, among the Parent and the Collateral Agent.

               "Permitted Additional Obligations" means (a) the principal of and
                --------------------------------
premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on any Indebtedness for borrowed money of the Borrower, but only to the extent that such Indebtedness is designated as "Permitted Additional Obligations" in accordance with Section 2.01, and (b) all other monetary obligations (other than monetary obligations in respect of Indebtedness that does not constitute Permitted Additional Obligations), including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of the Borrower under the Secured Instrument governing or evidencing such Indebtedness referred to in clause (a) above; provided that any Indebtedness or obligations owing to
                  --------
Holdings, any Subsidiary Loan Party or Affiliate of the Borrower shall not constitute Permitted Additional Obligations.

               "Permitted Additional Obligations Designation" means each
                --------------------------------------------
Permitted Additional Obligations Designation duly completed and executed by the Collateral Agent, the Borrower and the holder or holders of the Permitted Additional Obligations referenced therein (or a Representative of such holders) and delivered pursuant to Section 2.01, substantially in form of Exhibit A.

               "Permitted Investments" means:
                ---------------------

               (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

               (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

               (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; and

               (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause
(c) above.

               "Person" means any natural person, corporation, limited liability
                ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

               "Principal Obligations" means the principal amount of the
                ---------------------
outstanding Obligations.

               "Related Parties" means, with respect to any specified Person,
                ---------------
such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

               "Representative" means, as to any Secured Party or Secured
                --------------
Parties, any Person designated in the Secured Instrument evidencing or governing the Obligations held by such Secured Party or Secured Parties as the trustee, agent or representative of such Secured Party or Secured Parties (including, in the case of the Credit Facility Obligations, the Administrative Agent, in the case of the Nortel Facility Obligations, the Nortel Agent, and, in the case of the Ericsson Facility Obligations, the Ericsson Agent).

               "Required Committed Credit Facility Parties" means, at any time,
                ------------------------------------------
with respect to any Credit Facility, Secured Parties having outstanding Principal Obligations and Secured Instrument Commitments under such Credit Facility representing more than 50% of the aggregate principal amount of the total outstanding Principal Obligations and Secured Instrument Commitments under such Credit Facility at such time.

               "Required Committed Secured Parties" means, at any time, Secured
                ----------------------------------
Parties having outstanding Principal Obligations and Secured Instrument Commitments representing more than 50% of the sum of the total outstanding Principal Obligations and Secured Instrument Commitments at such time.

               "Required Credit Facility Parties" means, at any time, with
                --------------------------------
respect to any Credit Facility, Secured Parties having outstanding Principal Obligations under such Credit

Facility representing more than 50% of the aggregate principal amount of the total outstanding Principal Obligations under such Credit Facility at such time.

               "Required Non-Vendor Secured Parties" means, at any time, Non-
                -----------------------------------
Vendor Secured Parties having outstanding Principal Obligations representing more than 50% of the aggregate principal amount of the total outstanding Principal Obligations held by all Non-Vendor Secured Parties at such time.

               "Required Secured Parties" means, at any time, Secured Parties
                ------------------------
having outstanding Principal Obligations representing more than 50% of the aggregate principal amount of the total outstanding Principal Obligations at such time.

               "S&P" means Standard & Poor's.
                ---

               "Secured Instrument" means any instrument or agreement (other
                ------------------
than the Support Documents) that evidences or governs the terms of any of the Obligations (including, in the case of the Credit Facility Obligations, the Credit Agreement, in the case of the Nortel Facility Obligations, the Nortel Credit Agreement, and, in the case of the Ericsson Facility Obligations, the Ericsson Credit Agreement).

               "Secured Instrument Commitments" means, at any time, commitments
                ------------------------------
in effect at such time to extend credit to the Borrower under any Secured Instrument that, if extended at such time, would constitute Principal Obligations.

               "Secured Parties" means the Collateral Agent and the Holders of
                ---------------
the Obligations (including, in the case of the Credit Facility Obligations, the Lenders and the Administrative Agent, in the case of the Nortel Facility Obligations, the Nortel Lenders and the Nortel Agent, and, in the case of the Ericsson Facility Obligations, the Ericsson Lenders and the Ericsson Agent).

               "Security Agreement" means the Security Agreement dated as of
                ------------------
November 24, 1999, among the Borrower, the Subsidiary Loan Parties and the Collateral Agent.

               "Security Documents" means the Initial Security Documents and the
                ------------------
Additional Security Documents.

               "Subordination Agreement" means the Subordination Agreement dated
                -----------------------
as of November 24, 1999, among the Loan Parties and the Collateral Agent.

               "Subordination Collateral Account" has the meaning set forth in
                --------------------------------
Section 5.01(a).

               "subsidiary" means, with respect to any Person (the "parent") at
                ----------                                          ------
any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

               "Subsidiary" means any subsidiary of the Borrower.
                ----------

               "Subsidiary Loan Parties" means the Subsidiaries and the License
                -----------------------
Subsidiaries.

               "Support Documents" means the Security Documents, the Indemnity,
                -----------------
Subrogation and Contribution Agreement, the Subordination Agreement, the Guarantee Agreement and the Parent Guarantee Agreement.

               "Unrepresented Holder" means any Holder for which there is no
                --------------------
Representative.

               "Vendor" means a Person that sells equipment to, or provides non-
                ------
financial services to, any of the Loan Parties.

               SECTION 1.02. Terms Generally. The definitions of terms herein
                             ---------------
shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, contract rights, licenses and intellectual property.

               SECTION 1.03. Accounting Terms; GAAP. Except as otherwise
                             -----------------------
expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided
                                                                      --------
that, if the Borrower notifies the Collateral Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Collateral Agent notifies the Borrower that the Required Committed Secured Parties request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.


                                  ARTICLE II

                      Permitted Additional Obligations;
                      ---------------------------------
                         Additional Security Documents
                         -----------------------------

               SECTION 2.01. Permitted Additional Obligations. (a) The Borrower
                             ---------------------------------
may from time to time designate any Indebtedness (including Indebtedness to be advanced pursuant to Secured Instrument Commitments under any Credit Facility) for borrowed money of the Borrower as Permitted Additional Obligations hereunder by (i) delivering to the Collateral Agent a Permitted Additional Obligations Designation in respect of such Indebtedness describing such Indebtedness and attaching thereto a true and complete copy of all instruments and agreements (together with all schedules, exhibits, annexes, appendices and other attachments thereto), including the applicable Secured Instruments, relating to such Indebtedness to which the Borrower or any Subsidiary Loan Party is a party, and (ii) delivering to the Collateral Agent a certificate of a Financial Officer to the effect that such designation of such Indebtedness is not in contravention of any Secured Instrument. Upon completion of the actions described in clauses
(i) and (ii) of the preceding sentence, but subject to the following paragraph, the Indebtedness designated by such Permitted Additional Obligations Designation shall constitute Permitted Additional Obligations and the Holders thereof shall constitute Secured Parties hereunder and shall be bound by the provisions hereof.

               (b) Notwithstanding anything herein to the contrary, (i) the Borrower agrees that it will not incur any Indebtedness that would result in the total outstanding Principal Obligations at any time exceeding $1,845,000,000 and
(ii) any purported designation of any Indebtedness as Permitted Additional Obligations that would result in the total outstanding Principal Obligations exceeding the limitation set forth in the foregoing clause (i) at the time of such purported designation shall be null and void and of no force or effect.

               (c) It is the intent of the parties that, after the date hereof, any increase in the total amount of Principal Obligations and Secured Instrument Commitments over the total amount thereof previously designated hereunder shall require the execution and delivery of an additional Permitted Additional Obligations Designation, notwithstanding that such additional Principal Obligations or Secured Instrument Commitments are under the Credit Agreement, the Nortel Credit Agreement, the Ericsson Credit Agreement or any other Credit Facility that was the subject of a previous Permitted Additional Obligations Designation, but that any Indebtedness resulting from loans advanced pursuant to a Secured Instrument Commitment that was properly designated as Permitted Additional Obligations in accordance with this Agreement (and in compliance with paragraph (b) above) at the time of execution and delivery of the Permitted Additional Obligations Designation relating thereto shall constitute Permitted Additional Obligations notwithstanding any subsequent failure by the Borrower to comply with paragraph (b) above.

               SECTION 2.02. Additional Security Documents. If the Borrower or
                             ------------------------------
any Subsidiary Loan Party is required by any Secured Instrument, Security Document or other agreement to grant a security interest in or Lien on, or assignment of, any assets (other than assets constituting Collateral under the Initial Security Documents) of the Borrower or any Subsidiary Loan Party to secure any Obligations, the Borrower shall, or shall cause the applicable Subsidiary Loan Party or Subsidiary Loan Parties to, grant such security interest in or Lien on, or assignment of, such assets to the Collateral Agent to secure all the Obligations pursuant to an Additional Security Document.


                                  ARTICLE III

                           Acts of Secured Parties;
                           ------------------------
                            Amounts of Obligations
                            ----------------------

               SECTION 3.01. Acts of Secured Parties. Any request, demand,
                             ------------------------
authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by any Secured Party, the Required Secured Parties, the Required Non-Vendor Secured Parties, the Required Committed Credit Facility Parties or the Required Credit Facility Parties with respect to any Credit Facility or the Required Committed Secured Parties may be and, at the request of the Collateral Agent, shall be embodied in and evidenced by one or more instruments reasonably satisfactory in form to the Collateral Agent and signed by such Secured Party or its Representative or the Required Secured Parties, the Required Non-Vendor Secured Parties, the Required Committed Credit Facility Parties or the Required Credit Facility Parties with respect to any Credit Facility or the Required Committed Secured Parties or their Representatives (as applicable) and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "Act" of the Persons
                                                           ---
signing such instrument or instruments. The Collateral Agent shall be entitled to rely absolutely upon (a) an Act of any Representative if such Act purports to be taken by or on behalf of the Secured Parties represented by such Representative and (b) an Act of any Holder if such Act purports to be taken by or on behalf of such Holder, and nothing in this Section 3.01 or elsewhere in this Agreement shall be construed to require any Representative or Holder to demonstrate that it has been authorized to take any action which it purports to be taking, the Collateral Agent being entitled to rely conclusively, and being fully protected in so relying, on any Act of such Representative or Holder.

               SECTION 3.02. Determination of Amounts of Obligations. Whenever
                             ----------------------------------------
the Collateral Agent is required to determine the existence or amount of any of the Obligations or Secured Instrument Commitments or any portion thereof for any purposes of this Agreement, it shall be entitled to make such determination on the basis of one or more certificates of any applicable Representative or Holder; provided that if, notwithstanding the request of the Collateral Agent,
        --------
any applicable Representative or Holder shall fail or refuse promptly to certify as to the existence or amount of any Obligations or Secured

Instrument Commitments or any portion thereof, the Collateral Agent shall be entitled to determine such existence or amount by such method as the Collateral Agent may, in its sole discretion exercised in good faith, determine, including by reliance upon a certificate of the Borrower; provided further that, promptly
                                                -------- -------
following determination of any such amount, the Collateral Agent shall notify such Representative or Holder of such determination and thereafter shall correct any error that such Representative or Holder brings to the attention of the Collateral Agent. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Borrower or any Secured Party or any other Person as a result of any action taken by the Collateral Agent based upon such determination prior to receipt of notice of any error in such determination.

               SECTION 3.03. Restrictions on Actions. Each Secured Party agrees
                             -----------------------
that, unless and until this Agreement is terminated as provided herein, the provisions of this Agreement shall provide the exclusive method by which any Secured Party may exercise, or direct the exercise of, rights and remedies under the Support Documents. Therefore, each Secured Party shall, for the mutual benefit of all Secured Parties, except as permitted under this Agreement:

               (a) refrain from taking or filing any action, judicial or otherwise, to enforce any rights or pursue any remedies under the Support Documents, except for delivering notices hereunder; and

               (b) refrain from exercising any rights or remedies under the Support Documents which may be exercisable as a result of an event that could result in a Notice of Enforcement.

Except as specifically otherwise provided herein or in the Secured Instrument to which a Secured Party is a party, however, any Secured Party or the Collateral Agent, as applicable, may exercise any right or remedy available to it under any Secured Instrument, any related agreement (other than the Support Documents) or otherwise at law or in equity, including (i) imposing a default rate of interest in accordance with the applicable Secured

Instrument, (ii) exercising any right or remedy or taking any other action that it is permitted or authorized to exercise or take or (iii) exercising its rights and remedies as a general creditor in accordance with the applicable Secured Instrument and applicable law, including the right to cease advancing loans or otherwise extending credit to the Borrower, to commence legal proceedings to collect any Obligation due and payable to such Secured Party and remaining unpaid, to accelerate the maturity of any Obligations or to terminate any Secured Instrument Commitment in accordance with the applicable Secured Instrument, to commence legal proceedings (including involuntary bankruptcy proceedings) to enforce any Secured Instrument and obtain a judgment and to enforce such judgment, in each case to the same extent as if such Secured Party were an unsecured creditor.


                                  ARTICLE IV

                          Duties of Collateral Agent
                          --------------------------

               SECTION 4.01. Notice to Secured Parties. The Collateral Agent
                             -------------------------
shall promptly notify each Representative and Unrepresented Holder in the event it shall receive any Notice of Enforcement or any Notice of Cancelation of Enforcement or any request by any party hereto or by any Loan Party for any consent, waiver or amendment with respect hereto or any other Support Document. Upon being notified by the Collateral Agent of any such Notice of Enforcement or Notice of Cancelation of Enforcement, each Representative shall notify each Secured Party that it represents of such Notice of Enforcement or Notice of Cancelation of Enforcement.

               SECTION 4.02. Actions Under Support Documents; Notices of
                             -------------------------------------------
Enforcement; Etc. (a) The Collateral Agent shall not be obligated to take any
-----------------
action under this Agreement or any of the Support Documents except for the performance of such duties as are specifically set forth herein or therein.

               (b)   A Notice of Enforcement may be delivered only by:

               (i)   the Required Secured Parties;

               (ii)  the Required Non-Vendor Secured Parties; provided that, at
                                                              --------
         the time such Notice of Enforcement is delivered, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (A) 15% of the aggregate amount of outstanding Principal Obligations and (B) $50,000,000; or

              (iii) the Required Credit Facility Parties under any Credit Facility; provided that, at the time such Notice of Enforcement is
                   --------
         delivered, (A) the aggregate amount of outstanding Principal Obligations under such Credit Facility is greater than or equal to 15% of the aggregate amount of outstanding Principal Obligations, (B) the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is less than the lesser of (1) 15% of the aggregate amount of outstanding Principal Obligations and (2) $50,000,000, and (C) an event of default has occurred and is continuing under such Credit Facility that permits the Obligations thereunder to be declared due and payable prior to the stated maturity thereof pursuant to the terms of such Credit Facility (or such Obligations have become due and payable and have not been paid) and a period of 90 days has lapsed during which such event of default has been continuing and has not been cured or waived (or such Obligations have not been paid, as the case may be).

               (c) A Notice of Cancelation of Enforcement may be delivered only by:

               (i) the Required Secured Parties; provided that such Notice of Cancelation of Enforcement pertains to a Notice of Enforcement delivered by the Required Secured Parties;

               (ii) the Required Non-Vendor Secured Parties; provided that, at
                                                             --------
         the time such Notice of Cancelation of Enforcement is delivered, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of
         (A) 15% of the aggregate amount of outstanding Principal Obligations and (B) $50,000,000; or

              (iii) the Required Credit Facility Parties under any Credit Facility; provided that such Notice of
                   --------

         Cancelation of Enforcement pertains to a Notice of Enforcement delivered by the Required Credit Facility Parties under the same Credit Facility.

               (d) Subject to the provisions of Article VII, the Collateral Agent shall take any action under or with respect to the Support Documents which is not inconsistent with or contrary to the provisions of this Agreement or any other Support Document and which is in accordance with written instructions that the Collateral Agent has received from:

               (i)  at any time when a Notice of Enforcement is in effect:

               (A)  the Required Secured Parties; provided that such
                                                  --------
         instructions are not inconsistent with any written instructions given by the Required Non-Vendor Secured Parties if, at such time, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (A) 15% of the aggregate amount of outstanding Principal Obligations and
         (B) $50,000,000;

               (B)  the Required Non-Vendor Secured Parties; provided that, at
                                                             --------
         such time, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (A) 15% of the aggregate amount of outstanding Principal Obligations and (B) $50,000,000; or

               (C) subject to conflicting instructions that the Collateral Agent is required to follow pursuant to Section 4.03, the Required Credit Facility Parties under any Credit Facility; provided that such
                                                            --------
         Notice of Enforcement was delivered by the Required Credit Facility Parties under the same Credit Facility; and

               (ii) at any other time, the Required Committed Secured Parties.

               (e)  The Collateral Agent may not exercise any remedy under
Section 9-505(2) of the Uniform Commercial Code, as in effect in any applicable jurisdiction, except with the consent of each Secured Party affected thereby.

               SECTION 4.03. Conflicting Instructions; No Instructions. (a) At
                             -----------------------------------------
any time when a Notice of Enforcement shall be in effect, the Collateral Agent shall, subject in all cases to the provisions of Article VII, exercise or refrain from exercising all such rights, powers and remedies as shall be available to it under the Support Documents or any of them in accordance with any written instructions received in accordance with Section 4.02(d)(i), subject to paragraph (b) below, in the case of conflicting instructions received in accordance with Section 4.02(d)(i). Absent any such written instructions at a time when a Notice of Enforcement shall be in effect, the Collateral Agent may take, but shall have no obligation to take, any and all such actions under the Support Documents or any of them or otherwise as it shall deem to be in the best interests of the Secured Parties in order to maintain the Collateral and protect and preserve the Collateral and the rights of the Secured Parties.

               (b) At any time when a Notice of Enforcement shall be in effect, if the Collateral Agent shall receive conflicting instructions given in accordance with Section 4.02(d)(i) with respect to the exercise of remedies under or with respect to the Support Documents:

               (i) if such conflict shall occur with respect to whether or not to exercise such remedies, the Collateral Agent shall follow those instructions directing the Collateral Agent to exercise remedies; provided that the Collateral Agent shall follow instructions directing
         --------
         it not to exercise remedies received from the Required Non-Vendor Secured Parties if, at such time, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (A) 15% of the aggregate amount of outstanding Principal Obligations and (B) $50,000,000; and

               (ii) if such conflict shall occur with respect to the manner of exercising such remedies, the Collateral Agent shall follow the instructions of (A) the Required Non-Vendor Secured Parties if, at such time, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (1) 15% of the aggregate amount of outstanding Principal Obligations and (2) $50,000,000 or (B), if clause (A) does not apply (or if clause
         (A) does apply but the Required

         Non-Vendor Secured Parties shall fail to give instructions), the Required Secured Parties or (C) if the applicable Notice of Enforcement was given by the Required Credit Facility Secured Parties under a Credit Facility and clauses (A) and (B) above do not apply (or clause
         (A) or (B) above does apply but no instructions are given thereunder), then the Required Credit Facility Secured Parties under such Credit Facility, or (D) if clauses (A), (B) and (C) above do not apply (or any such clause does apply but no instructions are given thereunder), then the Representative or Unrepresented Holders representing the greatest amount of Principal Obligations then outstanding that shall have delivered instructions to the Collateral Agent.

Representatives and Unrepresented Holders giving instructions to the Collateral Agent under this Section 4.03 shall do so in good faith and shall give such instructions as shall have the effect of realizing on the Collateral and take other available remedies under the Support Documents in a reasonably appropriate and expeditious manner under the circumstances then applicable.

               SECTION 4.04. Records. (a) The Collateral Agent shall maintain
                             -------
regarding determinations of the amounts of the outstanding Obligations and Secured Instrument Commitments for any purpose, any distributions from the Collateral Accounts and any information received by the Collateral Agent pursuant to Section 6.02. The information contained in such records shall be made available to any Secured Party upon request.

               (b) The Collateral Agent shall maintain a record of the total outstanding Principal Obligations and Secured Instrument Commitments at any time in effect. The Borrower shall promptly notify the Collateral Agent of any change in the outstanding Principal Obligations or Secured Instrument Commitments at any time, whether as a result of any termination or reduction of such Secured Instrument Commitments, or any payment in respect of such Principal Obligations or otherwise. The information contained in such records shall be made available to any Secured Party upon request. Any Secured Party shall be entitled to rely upon such information.


                                   ARTICLE V

                       Collateral Accounts; Distributions
                       ----------------------------------

               SECTION 5.01. The Collateral Accounts. (a) The Collateral Agent
                             -----------------------
shall establish and maintain at its office located at Two Avenue DeLefayette, 6th Floor, Boston, MA 02111-1724, three collateral accounts designated the "Enforcement Collateral Account", the "Subordination Collateral Account" and the
 ------------------------------        --------------------------------
"General Collateral Account", respectively (such collateral accounts,
 --------------------------
collectively, the "Collateral Accounts").
                   -------------------

               (b) All amounts which are received by the Collateral Agent (in its capacity as Collateral Agent) in respect of the Collateral, whether in connection with the exercise of any right or remedy provided in this Agreement or any other Support Document or otherwise (including all amounts received on account of any sale of or other realization upon any of the Collateral pursuant to any Security Document), or pursuant to enforcement of the Guarantee Agreement or the Parent Guarantee Agreement, in each case while a Notice of Enforcement is in effect shall be deposited in the Enforcement Collateral Account. While a Notice of Enforcement is in effect, all amounts on deposit in or required to be deposited in the Subordination Collateral Account or the General Collateral Account shall be transferred to the Enforcement Collateral Account. Upon the rescission of each effective Notice of Enforcement in accordance with the terms hereof, the Collateral Agent shall (subject to the payment of any Obligations then due in accordance with Section 5.02) release any funds then remaining on deposit in the Enforcement Collateral Account to any Loan Party to the extent required by any of the Security Documents; provided that such funds in an amount
                                           --------
equal to the sum of (x) the amount of General Funds transferred to the Enforcement Collateral Account from the General Collateral Account pursuant to paragraph (d) of this Section and (y) the amount of funds that would have been deposited in the General Collateral Account pursuant to paragraph (d) of this
Section if a Notice of Enforcement had not been in effect, together with all interest and income on such amounts, shall be deposited in the General Collateral Account for application in accordance with the terms of paragraph (d) of this Section.

               (c) All amounts which are received by the Collateral Agent (in its capacity as Collateral Agent) pursuant to terms of the Subordination Agreement shall be deposited in the Subordination Collateral Account. While a Notice of Enforcement is in effect, all amounts on deposit in or required to be deposited in the Subordination Collateral Account shall be transferred to the Enforcement Collateral Account.

               (d) All amounts which are received by the Collateral Agent (in its capacity as Collateral Agent) which by the terms of any Support Document or any Secured Instrument are required to be held by the Collateral Agent (other than amounts required to be deposited in the Enforcement Collateral Account or the Subordination Collateral Account) shall be deposited in the General Collateral Account. While a Notice of Enforcement is in effect, all amounts on deposit in or required to be deposited in the General Collateral Account shall be transferred to the Enforcement Collateral Account. The Borrower may, by delivery to the Collateral Agent of a General Funds Release Request, request a release of General Funds from the General Collateral Account in accordance with the applicable provisions of the Support Document or Secured Instrument or Secured Instruments which required such funds to be deposited with the Collateral Agent (but only to the extent any funds in the General Collateral Account were deposited in the General Collateral Account pursuant to such agreements). If no Notice of Enforcement is in effect on the date on which such General Funds are requested to be released pursuant to the applicable General Funds Release Request, the Collateral Agent shall release such General Funds in accordance with such General Funds Release Request. Pending the receipt by the Collateral Agent of a General Funds Release Request with respect to any General Funds or a transfer of such General Funds to the Enforcement Collateral Account as provided above, the Collateral Agent shall invest such funds in Permitted Investments (and the proceeds thereof and interest thereon shall constitute part of such General Funds).

               (e) All amounts deposited in the Collateral Accounts shall be held by the Collateral Agent subject to the terms hereof and of the Support Documents and shall constitute Collateral under the Security Agreement. No Loan Party shall have any rights with respect to, and the Collateral Agent shall have exclusive dominion and control over, the Collateral Accounts.

               SECTION 5.02. Application of Proceeds. Subject to Section 5.05,
                             -----------------------
all amounts deposited in the Enforcement Collateral Account shall be applied in the following order of priority:

               FIRST, to the payment of all costs and expenses incurred by the Collateral Agent (in its capacity as such hereunder or any other Support Document) in connection with any Support Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent under any Support Document on behalf of any Loan Party and any other costs and expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Support Document;

               SECOND, to the Secured Parties pro rata in accordance with the aggregate amounts of the Obligations outstanding on the date of any such distribution (whether or not due and payable); and

               THIRD, the balance, if any, to the Borrower or its successors and assigns, or such other Person or Persons as shall be entitled thereto, or as a court of competent jurisdiction may otherwise direct.

               SECTION 5.03. Time of Payments. All distributions under Section
                             ----------------
5.02 shall be made by the Collateral Agent reasonably promptly after its receipts of the applicable funds, subject to Section 5.04.

               SECTION 5.04. Application of Amounts Not Distributable. If any
                             -----------------------------------------
Representative or Unrepresented Holder shall inform the Collateral Agent in writing that no provision is made under the relevant Secured Instrument for the application of amounts which are to be distributed in respect of Obligations under such Secured Instrument pursuant to Section 5.02 (whether by virtue of the applicable Obligations thereunder not being then due and payable or otherwise) or for the holding of such amounts by or on behalf of such parties pending application thereof, then the Collateral Agent shall invest such amounts in Permitted Investments and shall hold such amounts and all proceeds thereof in the Enforcement Collateral Account, solely for the Secured Parties represented by such Representative or such Unrepresented Holder, as the case may be, until such Representative or Unrepresented Holder shall notify the Collateral Agent that such Obligations have been paid (in which case such amounts and all proceeds thereof shall be applied in accordance with the provisions of Section 5.02) or shall request the delivery thereof by the Collateral Agent for application pursuant to such Secured Instrument.

               SECTION 5.05. Treatment of Contingent Obligations.
                             ------------------------------------
Notwithstanding the foregoing, distributions under clause SECOND of Section 5.02 shall be made disregarding any Contingent Obligations. If any Contingent Obligations exist at any time that any amounts are to be distributed to the Borrower under clause THIRD of Section 5.02, the Collateral Agent shall deposit such amounts up to an amount equal to such Contingent Obligations in a collateral account established and maintained at its office located at Two Avenue DeLefayette, 6th Floor, Boston, MA 02111-1724 (designated the "Contingent
                                                                      ----------
Obligations Collateral Account") for the benefit of the Secured Parties that
------------------------------
have a claim with respect to such Contingent Obligations. The Collateral Agent shall invest such amounts in Permitted Investments until the Representative of such Secured Parties or the applicable Unrepresented Holder, as the case may be, shall notify the Collateral Agent that any or all of the Contingent Obligations with respect to the Secured Parties represented by such Representative or such Unrepresented Holder, as the case may be, have become fixed or liquidated (in which case such amounts up to the amount in the Contingent Obligations Collateral Account shall be delivered to such Representative or Unrepresented Holder, as the case may be, to be applied pursuant to the applicable Secured Instrument) or that such Contingent Obligations have expired or cease to exist (in which case an amount in the Contingent Obligations Collateral Account in excess of the Contingent Obligations outstanding at such time shall be applied in accordance with the provisions of Section 5.02).

               SECTION 5.06. Collateral Agent's Calculations. In making the
                             -------------------------------
determinations and allocations required by Section 5.02, the Collateral Agent may rely upon certificates as provided in Section 3.02, as to the amounts payable with respect to Obligations. If any Secured Party receives any amount pursuant to Section 5.02 in excess of the amount it was entitled to receive pursuant to Section 5.02 as a result of a demonstrable error in the determination of the amount of the Obligations, then such Secured Party (by becoming a Holder of Obligations and accepting the benefits of this Agreement) agrees to pay such excess to the Collateral Agent for application in accordance with Section
5.02 as soon as practicable after the existence of such error shall have been determined. All distributions made by the Collateral Agent pursuant to Section
5.02 shall be (subject to the preceding sentence and to any decree of any court of competent jurisdiction and to the preceding sentence) final, and the Collateral Agent shall have no duty to inquire as to the application by any Representative or Unrepresented Holder of any amounts distributed to them.


                                  ARTICLE VI

                                  Agreements
                                  ----------

               SECTION 6.01. Delivery of Agreements. The Borrower shall deliver
                             -----------------------
to the Collateral Agent, promptly upon the execution thereof, true and complete copies of (a) all amendments, supplements or other modifications to any Secured Instrument and (b) each Additional Security Document.

               SECTION 6.02. Information. On a quarterly basis promptly
                             ------------
following the end of each calendar quarter, and from time to time upon the request of the Collateral Agent (which request may be made by the Collateral Agent at the reasonable direction of any Secured Party), the Borrower shall promptly deliver to the Collateral Agent a list, setting forth as of a specified date not more than 10 days prior to the date of delivery, of the aggregate outstanding Obligations and Secured Instrument Commitments and the name and address of each Secured Party (and the name and address of such Secured Party's Representative, if any) and the respective amounts of Obligations and Secured Instrument Commitments attributable to each. The Collateral Agent shall provide a copy of the most recent list delivered to it under this Section to any Secured Party upon request.


                                  ARTICLE VII

                             The Collateral Agent
                             --------------------

               SECTION 7.01. Appointment; Rights and Duties.  (a) its behalf
                             -------------------------------
and to exercise such powers as are delegated to the Collateral Agent by the terms of the Support Documents, together with such actions and powers as are reasonably incidental thereto.

               (b) Any Person serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Secured Party as any other Secured Party and may exercise the same as though it were not the Collateral Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Collateral Agent hereunder.

               (c) The Collateral Agent shall not have any duties or obligations except those expressly set forth in the Support Documents. Without limiting the generality of the foregoing, (i) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Notice of Enforcement is in effect, (ii) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Support Documents that the Collateral Agent is required to exercise in writing by the Required Secured Parties, and (iii) except as expressly set forth in the Support Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent, Holdings, the Borrower or the Subsidiary Loan Parties that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Secured Parties (or the requisite portion thereof as required by any applicable provision of this Agreement) or in the absence of its own gross negligence or wilful misconduct. The Collateral Agent shall be deemed not to have knowledge of any event that could result in a Notice of Enforcement unless and until a Notice of Enforcement is given to the Collateral Agent, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with any Support Document or Secured Instrument, (B) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Support Document or Secured Instrument, (D) the validity, enforceability, effectiveness or genuineness of any Support Document or Secured Instrument or any other agreement, instrument or document, or (E) the satisfaction of any condition set forth in any Support Document or Secured Instrument, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

               (d) The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Parent or the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

               (e) The Collateral Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with the activities as Collateral Agent.

               (f) Subject to the appointment and acceptance of a successor Collateral Agent as provided in this paragraph, the Collateral Agent may resign at any time by notifying each Secured Party and the Borrower. Upon any such resignation, the Required Committed Secured Parties (or, at any time when a Notice of Enforcement is in effect, the Required Secured Parties) shall have the right to appoint a successor. If no successor shall have been so appointed by the Required Committed Secured Parties (or, if applicable, the Required Secured Parties) and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York or an Affiliate of any such bank. Upon the acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Collateral Agent's resignation hereunder, the provisions of this Article shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Collateral Agent.

          (g) Each Secured Party acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to extend credit to the Borrower pursuant to the applicable Secured Instrument and enter into this Agreement. Each Secured Party also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Secured Party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Support Document or related agreement or any document furnished hereunder or thereunder.

          SECTION 7.02. Expenses; Indemnity; Damage Waiver. (a) The Borrower
                        -----------------------------------
shall pay (i) all costs and expenses incurred by the Collateral Agent, including the fees, charges and disbursements of counsel for the Collateral Agent, in connection with the negotiation, preparation, execution and delivery of the Support Documents, and (ii) all costs and expenses incurred by the Collateral Agent, including the fees, charges and disbursements of any counsel, consultants or appraisers for the Collateral Agent, in connection with (A) the enforcement or protection of its rights in connection with the Support Documents, including its rights under this Section and (B) the administration of, and any amendments, modifications, waivers or supplements of or to the provisions of, any of the Support Documents.

          (b) The Borrower shall indemnify the Collateral Agent and each of its Related Parties (each such Person being called an "Indemnitee") against, and
                                                   ----------
hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Support Document or Secured Instrument or any other agreement or instrument contemplated hereby, or the performance by the parties to the Support Documents or Secured Instruments of their respective obligations thereunder, (ii) any extension of credit under any Secured Instrument or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of the Subsidiary Loan Parties or at which any Collateral is located, or any Environmental Liability related in any way to the Borrower or any of the Subsidiary Loan Parties, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be
               --------
available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Collateral Agent under paragraph (a) or (b) of this Section, each Secured Party severally agrees to pay to the Collateral Agent such Secured Party's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage,
--------
liability or related expense, as the case may be, was incurred by or asserted against the Collateral Agent in its capacity as such. For purposes hereof, a Secured Party's pro rata share shall be determined based upon its share of the aggregate amount of outstanding

Principal Obligations and Secured Instrument Commitments at the time.

          (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby.

          (e) All amounts due under this Section shall be payable not later than 30 days after written demand therefor.

                                 ARTICLE VIII

                        Representations and Warranties
                        ------------------------------

          The Borrower represents and warrants to the Secured Parties that:

          SECTION 8.01. Organization; Powers. Each Loan Party is duly organized,
                        --------------------
validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect of the Borrower and the Subsidiary Loan Parties taken as a whole, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          SECTION 8.02. Authorization; Enforceability. The execution delivery
                        -----------------------------
and performance by each Loan Party of the Support Documents to which it is a party are within such Loan Party's corporate powers and have been duly authorized by all necessary company or corporate, as the case may be, and, if required, stockholder action. This Agreement and each other Support Document has been duly executed and delivered by each Loan Party that is a party thereto and constitutes a legal, valid and binding obligation of such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 8.03. Governmental Approvals; No Conflicts. The execution,
                        ------------------------------------
delivery and performance by each Loan Party of the Support Documents to which it is a party (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Security Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Security Documents.


                                  ARTICLE IX

                          Intercreditor Arrangements
                          --------------------------

          SECTION 9.01. Security Interests. The Collateral Agent and each of the
                        -------------------
Secured Parties hereby agree that the Liens and security interests granted to the Collateral Agent under the Security Documents, and the Guarantees provided under the Guarantee Agreement and the Parent Guarantee Agreement, and the other rights, remedies, powers and privileges under the Support Documents shall be treated, as among the Secured Parties, as having equal priority and shall at all times be shared by the Secured Parties as provided herein.

          SECTION 9.02. Turnover of Collateral and Certain Payments. If any
                        --------------------------------------------
Secured Party (i) acquires custody, control or possession of any Collateral or proceeds therefrom or (ii) receives any payment pursuant to enforcement of the Guarantee Agreement or the Parent Guarantee Agreement, in each case other than pursuant to the terms of this Agreement, then such Secured Party shall promptly cause such Collateral, proceeds or payments to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of Article V. Until such time as the provisions of the immediately preceding sentence have been complied with, such Secured Party shall be deemed to hold such Collateral, proceeds or payments in trust for the parties entitled thereto hereunder. Notwithstanding the foregoing, but subject to the requirements of Sections 9.07 and 9.08, no Secured Party shall be required to deliver to or put in the custody, possession or control of the Collateral Agent or to hold in trust as specified in the preceding sentence any amount of any Obligation paid or prepaid by the Borrower to it (and not obtained by it through any sale of or other realization upon any Collateral or by enforcement of its rights under the Guarantee Agreement or the Parent Guarantee Agreement as provided herein and in the Support Documents) in accordance with the terms of the applicable Secured Instrument.

          SECTION 9.03. Release of Collateral and Guarantees. (a) In connection
                        ------------------------------------
with any sale, transfer or disposition of any Collateral to any Person other than the Borrower or any Subsidiary Loan Party that does not violate any Secured Instrument, the Secured Parties agree that any Liens on such Collateral created pursuant to the Security Documents will be released upon the delivery of evidence satisfactory to the Collateral Agent that such sale, transfer or disposition (and the release of such Liens and, if applicable, any guarantee of the Obligations) is in compliance with the requirements of each Secured Instrument (including a certificate from a Financial Officer to such effect). In the event any such sale, transfer or disposition to a Person other than the Parent or any subsidiary thereof (including the Borrower or any Subsidiary Loan Party) shall be of 100% of the Equity Interests of a Subsidiary Loan Party, the Secured Parties hereby authorize the Collateral Agent upon the delivery of such evidence to release such Subsidiary and its assets from its obligations under and the Liens created by the Support Documents and to execute amendments, releases and other documents in form and substance satisfactory to the Collateral Agent confirming such release.

          (b) Collateral may be released in connection with the exercise of any rights, powers or remedies by the Collateral Agent pursuant to and in accordance with Section 4.02 and such release shall not require any approval under this Section.

          (c) The Secured Parties hereby authorize the Collateral Agent to execute releases and other documents in form and substance satisfactory to the Collateral Agent in respect of any release of Collateral permitted under this Section.

          SECTION 9.04. Additional Collateral. Each of the Secured Parties
                        ---------------------
hereby covenants and agrees that it (a) will not accept any Guarantee of any of the Obligations by any Loan Party or an Affiliate thereof or any Person providing such Guarantee on behalf of a Loan Party or an Affiliate thereof unless such Person's Guarantee is provided pursuant to the Guarantee Agreement or the Parent Guarantee Agreement or otherwise Guarantees the payment of all the Obligations on a pari passu basis and (b) will not take any security interest in
                 ---- -----
or Lien on or assignment of any assets to secure any of the Obligations unless such security interest or Lien or assignment is granted to the Collateral Agent to secure the payment of all the Obligations on a pari passu basis pursuant to
                                                  ---- -----
an Additional Security Document; provided that the foregoing shall not apply to
                                 --------
any insurance or other credit support acquired by a Secured Party at its own expense from a Person (other than any Loan Party or an Affiliate thereof or a Person acting on behalf of a Loan Party or an Affiliate thereof) with respect to the Obligations.

          SECTION 9.05. Purchase of Collateral. Any Secured Party may purchase
                        ----------------------
Collateral at any public sale of such Collateral pursuant to any of the Security Documents and to the extent, but only to the extent, approved by the Required Secured Parties (determined for this purpose without giving effect to the Obligations owed to the Secured Party that is making such purchase, unless it is the only Holder at the time) may make payment on account thereof by using any Obligation then due and payable to such Secured Party from the Person which granted a security interest in such Collateral as a credit against the purchase price.

          SECTION 9.06. Further Assurances, etc. Each party hereto shall execute
                        ------------------------
and deliver such other documents and instruments, in form and substance reasonably satisfactory to the other parties hereto, and shall take such other action, in each case as any other party hereto may reasonably have requested (at the cost and expense of the Borrower which agrees to pay such costs and expenses), to effectuate and carry out the provisions of this

Agreement and the other Support Documents, including by recording or filing in such places as the requesting party may deem desirable, this Agreement or such other documents or instruments.

          SECTION 9.07. Restrictions on Prepayments and Purchases of
                        --------------------------------------------
Indebtedness. If on any date the Borrower:
-------------

          (a) shall prepay or purchase any Indebtedness outstanding under any Secured Instrument; and

          (b) shall not within three Business Days thereafter prepay or purchase the Indebtedness outstanding under all Secured Instruments ratably in accordance with the respective aggregate principal amount then outstanding thereunder;

any Secured Party that shall have had its Indebtedness so prepaid or purchased in an amount in excess of that which it would have received if the Borrower had made prepayments or purchases ratably in respect of all Secured Parties will, on behalf of the Borrower, pay any excess amount received by it ratably to the other Secured Parties entitled thereto in order to prepay or purchase on behalf of the Borrower the Indebtedness of such other Secured Parties (and any such excess so paid by any Secured Party shall be deemed not to have been paid by the Borrower to such Secured Party); provided that the foregoing shall not apply to
                                 --------
any refinancing of Indebtedness under any Secured Instrument that does not require ratable prepayment of Loans, Nortel Loans or Ericsson Loans under
Section 2.09 of the Credit Agreement, the Nortel Credit Agreement or the Ericsson Credit Agreement, respectively (as each such agreement is in effect on the date hereof). The Borrower irrevocably authorizes and directs each Secured Party to take the actions on its behalf specified in this Section 9.07.

          SECTION 9.08. Payment of Amounts Owing under Secured Instruments. If
                        --------------------------------------------------
on any date:

          (a) any amount shall be due and owing under more than one Secured Instrument;

          (b) the Borrower shall not pay all such amounts as are then due and owing; and

          (c) the Borrower shall not pay such amounts ratably, in accordance with the respective amounts then due and owing thereunder;

any Secured Party that shall have been paid an amount in excess of the payment that it would have received if the Borrower had paid amounts owing by it ratably will, on behalf of the Borrower, pay such excess ratably to the other Secured Parties entitled thereto (and any such excess so paid by any Secured Party shall be deemed not to have been paid by the Borrower to such Secured Party); provided
                                                                        --------
that, if a Notice of Enforcement is in effect as of such date, then, for all purposes of this Section 9.08, all outstanding Obligations shall be deemed due and owing whether or not they are actually due and owing (e.g., whether or not
                                                          -----
the maturity of such Obligations has been accelerated or otherwise matured). The Borrower irrevocably authorizes and directs each Secured Party to take the actions on its behalf specified in this Section 9.08.

          SECTION 9.09. Certain Amendments to Credit Agreement. Notwithstanding
                        --------------------------------------
any provision to the contrary in the Credit Agreement, no amendment or waiver of any encumbrance or restriction in the Credit Agreement on the ability of the Borrower, Holdings or any Subsidiary Loan Party to:

          (i) pay dividends or make any other distributions permitted by applicable law on any Equity Interest of the Borrower, Holdings or any Subsidiary Loan Party;

          (ii) pay any Indebtedness owed to the Parent or any subsidiary of the Parent;

          (iii) make loans or advances to the Parent or any subsidiary of the Parent; or

          (iv) transfer any of its property or assets to the Parent or any subsidiary of the Parent,

shall be effective unless the Required Committed Credit Facility Parties under each Credit Facility shall have consented to such amendment or waiver.

          SECTION 9.10. Payments under ChaseTel Subordination Agreement. If any
                        -----------------------------------------------
Lender or the Administrative Agent receives any payments under the ChaseTel Subordination Agreement, then such Lender or the

Administrative Agent shall share the benefits of such payments ratably with the other Secured Parties by either (a) payment to the Collateral Agent for distribution under Section 5.02, if permitted, or (b) applying such payment to pay Credit Facility Obligations and then purchasing participations in the Principal Obligations then outstanding of the other Secured Parties to the extent necessary so that the benefit of all such payments shall be shared by all Secured Parties ratably in accordance with the aggregate amount of Principal Obligations then outstanding.


                                   ARTICLE X

                             Benefit of Agreement
                             --------------------

          This Agreement is being executed and delivered by the Persons whose names appear on the signature pages below and by such other Persons as become parties hereto by the execution and delivery of a Permitted Additional Obligations Designation pursuant to Section 2.01 and by accepting and assuming the rights, benefits, duties and obligations of a Secured Party hereunder as provided in such Section and such Permitted Additional Obligations Designation, but shall benefit, in addition to such Persons, each other Secured Party represented by a Representative (including the Lenders, the Nortel Lenders and the Ericsson Lenders).


                                  ARTICLE XI

                                 Miscellaneous
                                 -------------

          SECTION 11.01. Notices. Except in the case of notices and other
                         -------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Borrower, to it at 10307 Pacific Center Court, San Diego, California 92121, Attention of President (Telecopy No. (619) 882-6010);

          (b) if to the Collateral Agent, to it at Two Avenue DeLefayette, 6th Floor, Boston, MA 02111-1724, Attention of Patrick Thibedeau (Telecopy No. 617-662-1460);

          (c) if to the Administrative Agent, to it at 600 Mountain Avenue, Murray Hill, New Jersey 07974, Attention of Assistant Treasurer-Project Finance (Telecopy No. (908) 582-3101);

          (d) if to the Nortel Agent, to it at Nortel Networks Inc., Mail Stop 991 15 A40, 2221 Lakeside Blvd., Richardson, Texas 75082-4399, Attention of Robert D. Beiter, Director, Customer Finance North America (Telecopy No. (972) 684-3679);

          (e) if to the Ericsson Agent, to it at Telefonvagen 30, Stockholm 126 25, Sweden, Attention: President (Telecopy No. +468-719-0500), with a copy to Ericsson Inc. at 740 East Campbell Road, Richardson, Texas 75081 Attention:
Director of Customer Finance (Telecopy No. 972-583-1858); and

          (f) if to any other Secured Party, to it at its address (or telecopy number) set forth in the applicable Permitted Additional Obligation Designation.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 11.02. Waivers; Amendments. (a) No failure or delay by the
                         -------------------
Collateral Agent in exercising any right or power hereunder or under any other Support Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and under the other Support Documents are cumulative and are not exclusive of any rights or remedies that it would otherwise have. No waiver of any provision of any Support Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

               (b) Neither this Agreement nor any other Support Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Representatives and/or Unrepresented Holders representing the Required Committed Secured Parties (or, at any time when a Notice of Enforcement is in effect, the Required Secured Parties) and the Required Committed Credit Facility Parties in respect of each Credit Facility or, in the case of any other Support Document, pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties that are parties thereto with the consent of the Required Committed Secured Parties (or, at any time when a Notice of Enforcement is in effect, the Required Secured Parties) and the Required Committed Credit Facility Parties in respect of each Credit Facility; provided that no such agreement shall (i)
                                 --------
adversely affect any of the Collateral Agent's rights, immunities or rights to indemnification hereunder or under any Support Document or expand its duties hereunder or under any Support Document, without the prior written consent of the Collateral Agent, (ii) modify any provision hereof which is intended to provide for the equal and ratable security of all Obligations without the prior written consent of all Secured Parties, (iii) release all or any substantial part of the Collateral from the Liens of the Security Documents (except as expressly provided in Section 9.03), without the prior written consent of each Secured Party, (iv) release Holdings, any Subsidiary Loan Party or the Parent from its Guarantee under the Guarantee Agreement or the Parent Guarantee Agreement (except as expressly provided in Section 9.03) or limit or condition its obligations thereunder, without the prior written consent of each Secured Party, or (v) change the definitions of "Credit Facility Obligations", "Ericsson Facility Obligations", "Nortel Facility Obligations", "Obligations", "Permitted Additional Obligations", "Required Committed Secured Parties", "Required Credit Facility Parties", "Required Non-Vendor Secured Parties", "Required Secured Parties" or this Section, Section 4.02, Section 4.03 or Section 9.03 without the prior written consent of each Secured Party. Notwithstanding the foregoing, the Collateral Agent and the Borrower and, in the case of the Guarantee Agreement or the Parent Guarantee Agreement, any guarantor party to the

Guarantee Agreement or the Parent Guarantee Agreement, may enter into one or more agreements supplemental to the applicable Support Documents, in form and substance satisfactory to the Collateral Agent, to add any guarantor of the Obligations or any grantor to any Security Document.

          SECTION 11.03. Counterparts. This Agreement may be executed in
                         ------------
counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 11.04. Severability. Any provision of this Agreement held to
                         ------------
be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 11.05. Governing Law; Jurisdiction; Consent to Service of
                         --------------------------------------------------
Process. (a) This Agreement shall be construed in accordance with and governed
-------
by the law of the State of New York.

          (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Support Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Support Document shall affect any right that the

Collateral Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Support Document against the Borrower or their properties in the courts of any jurisdiction.

          (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Support Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11.01. Nothing in this Agreement or any other Support Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 11.06. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY
                         --------------------
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER SUPPORT DOCUMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 11.07. Headings. Article and Section headings used herein are
                         --------
for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 11.08. Successors and Assigns. (a) Whenever in this Agreement
                         ----------------------
any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party (including, in the case of any Secured Party, each transferee or assignee of Obligations held by it). Without limiting the generality of the foregoing, this Agreement shall be binding upon each transferee or assignee of any Secured Party.

          (b) The Borrower shall not assign or delegate any of its rights or duties hereunder or any of its interest herein without the prior written consent of each Secured Party, and any purported assignment or delegation in contravention of this paragraph shall be void.

          SECTION 11.09. Termination. This Agreement shall automatically
                         -----------
terminate when (i) the Liens and security interests granted under the Security Documents have terminated and (ii) the Collateral has been released and the Obligations have been indefeasibly paid and performed in full and all Secured Instrument Commitments shall have terminated; provided that the provisions of
                                              --------
Section 7.02 shall not be affected by any such termination.

          SECTION 11.10. Complete Agreement. (a) This Agreement constitutes the
                         ------------------
entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements.

          (b) Upon the execution and delivery of counterparts of this Agreement by the Borrower, the Collateral Agent and Representatives and Unrepresented Holders representing each Secured Party as of the date hereof, the Existing Agreement shall be superseded and amended and restated in the form of this Agreement.

          (c) Lucent Technologies Inc., Societe Generale, Nortel Networks Inc. and Ericsson Credit AB are the only Lenders, Nortel Lenders and Ericsson Lenders as of the date hereof and are executing this Agreement in their individual capacities in order to acknowledge their consent to the amendment and restatement of the Existing Agreement as provided herein.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                           CRICKET COMMUNICATIONS, INC.
                                           (formerly known as Cricket
                                           Wireless Communications, Inc.),

                                             by
                                               _______________________________
                                               Name:
                                               Title:


                                           STATE STREET BANK AND TRUST COMPANY,
                                           as Collateral Agent,

                                             by
                                               _________________________________
                                               Name:
                                               Title:


                                           LUCENT TECHNOLOGIES INC.,
                                           individually and as
                                           Administrative Agent under the
                                           Credit Agreement,

                                             by

                                               _______________________________
                                               Name:
                                               Title:


                                           NORTEL NETWORKS INC.,
                                           individually and as
                                           Administrative Agent under the
                                           Nortel Credit Agreement,

                                             by

                                              ________________________________
                                              Name:
                                              Title:


                                           SOCIETE GENERALE,

                                             by

                                              ________________________________
                                              Name:
                                              Title:


                                           ERICSSON CREDIT AB,
                                           individually and as
                                           Administrative Agent under the
                                           Ericsson Credit Agreement,

                                             by

                                              ________________________________
                                              Name:
                                              Title:


                                             by

                                              ________________________________
                                              Name:
                                              Title:

          The undersigned are parties to the other Support Documents and acknowledge and agree to the changes thereto set forth herein and agree to be bound by this Agreement.


                                           LEAP WIRELESS INTERNATIONAL,

                                             by

                                              ________________________________
                                              Name:
                                              Title:


                                           EACH SUBSIDIARY OF THE

                                             by

                                              ________________________________
                                              Name:
                                              Title:

                                           EACH LICENSE SUBSIDIARY PARTY
                                           TO THE OTHER SUPPORT DOCUMENTS,

                                             by

                                              ________________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT A

                                    FORM OF
                 PERMITTED ADDITIONAL OBLIGATIONS DESIGNATION


                                                                    [Date]


To:  [           ], as Collateral Agent

Re: Amended and Restated Collateral Agency and Intercreditor Agreement, dated as of October 20, 2000, among CRICKET COMMUNICATIONS, INC. (formerly known as Cricket Wireless Communications, Inc.), STATE STREET BANK AND TRUST COMPANY, as Collateral Agent, and the Representatives and Unrepresented Holders referred to therein (the "Collateral Agency and Intercreditor Agreement").


          Reference is hereby made to the Collateral Agency and Intercreditor Agreement. Capitalized terms which are defined in the Collateral Agency and Intercreditor Agreement are used herein as therein defined.

          In accordance with Section 2.01 of the Collateral Agency and Intercreditor Agreement, the following Indebtedness for borrowed money of the Borrower are hereby added as Permitted Additional Obligations thereunder.

          [DESCRIBE INDEBTEDNESS]

Attached hereto is a true and complete copy of each agreement (together with all schedules, exhibits, annexes, appendices and other attachments thereto), constituting the applicable Secured Instruments relating to such Permitted Additional Obligations.

          The undersigned is [the Secured Party] [the Representative of the Secured Parties] in respect of such Permitted Additional Obligations and hereby acknowledges receipt of a copy of the Collateral Agency and Intercreditor Agreement. [The undersigned agrees that, upon execution and delivery hereof, it shall be a party to the Collateral Agency and Intercreditor Agent and shall have all the rights and obligations of a Secured Party under the Collateral Agency and Intercreditor Agreement in accordance with the terms thereof.] [The undersigned represents that it has been appointed as the Representative under the Secured Instruments referred to above on behalf of the Holders thereunder, with the power to become a party to the Collateral Agency and Intercreditor Agreement on behalf of such Holders, and by the undersigned's execution and delivery hereof, each such Holder shall become a party to the Collateral Agency and Intercreditor Agreement and shall have all the rights and obligations of a Secured Party under the Collateral Agency and Intercreditor Agreement in accordance with the terms thereof].

          All communications and notices under the Collateral Agency and Intercreditor Agreement to the [Secured Party] [Representative and the Holders under the Secured Instruments referred to above] shall be given to such Person at the address set forth on Schedule I hereto.


[        ]

by
Name:
Title:


[Secured Party]  [Representative]

by
Name:
Title:



CRICKET COMMUNICATIONS, INC.
(formerly known as Cricket Wireless
Communications, Inc.),

by
Name:
Title:

                                                                      SCHEDULE I

                                ADDRESS[ES] OF
                        [SECURED PARTY] [REPRESENTATIVE
                             AND SECURED PARTIES]

1

                                                                       EXHIBIT C
               GUARANTEE AGREEMENT dated as of September 17, 1999, among CRICKET COMMUNICATIONS, INC., a Delaware corporation
       ("Holdings"), each of the subsidiaries of Cricket Wireless
       Communications, Inc., a Delaware corporation (the "Borrower") listed on Schedule I hereto (each such subsidiary individually, a "Subsidiary" and, collectively, the "Subsidiaries"), each of the subsidiaries of Leap Wireless International, Inc., a Delaware corporation (the "Parent") listed on Schedule I hereto
       (each such subsidiary individually, a "License Subsidiary" and, collectively, the "License Subsidiaries"; and Holdings, each Subsidiary and License Subsidiary, individually, a "Guarantor" and, collectively, the "Guarantors") and STATE STREET BANK AND
       TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent"), for the Secured Parties.

   Reference is made to the Collateral Agency and Intercreditor Agreement dated as of September 17, 1999 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement") among the Borrower, the Representatives and Unrepresented Holders referred to therein and the Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Collateral Agency and Intercreditor Agreement. Each Guarantor acknowledges receipt of a true and correct copy of the Collateral Agency and Intercreditor Agreement and agrees to the terms thereof.

   The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors is a direct or indirect subsidiary of the Borrower or the Parent and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans, the Guarantors are willing to execute this Agreement. The Borrower may from time to time incur Permitted Additional Obligations that are required to be guaranteed pursuant to the terms hereof.

2

   Accordingly, the parties hereto agree as follows:

   SECTION 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment of the Obligations, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

   Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (a) in respect of intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and
(b) under any Guarantee of senior unsecured indebtedness or Indebtedness subordinated in right of payment to the Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under Guarantees by such parties (including the Indemnity, Subrogation and Contribution Agreement).

3

   SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of any Support Document or Secured Instrument or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Support Document, any Secured Instrument, any Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

   SECTION 3. Security. Each of the Guarantors authorizes the Collateral Agent and each of the other Secured Parties, to (a) take and hold security for the payment of this Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees or other guarantors or other obligors.

   SECTION 4. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person.

   SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible

4

payment in full in cash of all the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under any Support Document, any Secured Instrument or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

   SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and

5

indefeasibly paid in cash. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

   SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent in cash the amount of such unpaid Obligations to be applied by the Collateral Agent in the manner required by Article V of the Collateral Agency and Intercreditor Agreement. Upon payment by any Guarantor of any sums to the Collateral Agent, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations as provided in the Subordination Agreement.

   SECTION 8. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

   SECTION 9. Representations and Warranties. Each of

6

the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

   SECTION 10. Termination. The Guarantees made hereunder (a) shall terminate when all the Obligations have been indefeasibly paid in full and all Secured Instrument Commitments shall have been terminated and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

   SECTION 11. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). Subject to Section 9.03 of the Collateral Agency and Intercreditor Agreement, if all of the Equity Interests of a Guarantor are sold, transferred or otherwise disposed of (other than to the Parent or an Affiliate thereof including the Borrower or any Subsidiary Loan Party) pursuant to a transaction that does not violate any Secured Instrument, such Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any

7

other Guarantor and without affecting the obligations of any other Guarantor hereunder.

   SECTION 12. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent and the other Secured Parties under the other Support Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

   (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Collateral Agent, subject to any consents required in accordance with
Section 11.02 of the Collateral Agency and Intercreditor Agreement.

   SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

   SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 11.01 of the Collateral Agency and Intercreditor Agreement. All communications and notices hereunder to each Guarantor shall be given to it in care of the Borrower at the address set forth in the Credit Agreement.

8

   SECTION 15. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Support Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the extension of credit by any Secured Party pursuant to a Secured Instrument regardless of any investigation made by any Secured Party or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

   (b) In the event any one or more of the provisions contained in this Agreement or in any other Support Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

   SECTION 16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in
Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

   SECTION 17. Rules of Interpretation. The rules of interpretation specified in
Section 1.02 of the Collateral Agency and Intercreditor Agreement shall be applicable to this Agreement.

   SECTION 18. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and

9

unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Support Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Support Document shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Support Document against any Guarantor or its properties in the courts of any jurisdiction.

   (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Support Document in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

   (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

   SECTION 19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE

10

LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER SUPPORT DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SUPPORT DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

   SECTION 20. Additional Guarantors. Upon execution and delivery after the date hereof by the Collateral Agent and a Subsidiary Loan Party of an instrument in the form of Annex 1, such Subsidiary Loan Party shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement. This Agreement may be waived, amended or modified with respect to any one or more Guarantors and any one or more Guarantors may be released from its obligations hereunder without the consent or agreement of any other Guarantor.

   SECTION 21. Right of Setoff. While a Notice of Enforcement is in effect, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Support Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Support Document and although such obligations may be unmatured. After any exercise of such right of setoff, the

11

Secured Party shall give notice of such exercise to the Collateral Agent and the Borrower; provided, however, that failure to give such notice shall not in any way affect the rights of any Secured Party. The rights of each Secured Party under this Section 21 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

   SECTION 22. Credit Agreement Covenants. Each Guarantor hereby covenants and agrees to comply with all covenants contained in the Credit Agreement that are applicable to such Guarantor.

   IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                          CRICKET COMMUNICATIONS, INC.,

                          By
                            -------------------------------------
                            Name:
                            Title:

                          EACH SUBSIDIARY LISTED ON
                          SCHEDULE I HERETO,

                          By
                            -------------------------------------
                            Name:
                            Title:

                          EACH LICENSE SUBSIDIARY LISTED
                          ON SCHEDULE I HERETO,

                          By
                            -------------------------------------
                            Name:

12

                            Title:


                          STATE STREET BANK AND TRUST
                          COMPANY, as Collateral Agent,

                          By
                            -------------------------------------
                            Name:
                            Title:

13

                                                               Schedule I to the
                                                             Guarantee Agreement


      Guarantor                                Address
      ---------                                -------

14

                                                                  Annex 1 to the
                                                             Guarantee Agreement

   SUPPLEMENT NO. [ ] dated as of , to the Guarantee Agreement dated as of September 17, 1999, among CRICKET COMMUNICATIONS, INC., a Delaware corporation ("Holdings"), each of the subsidiaries of Cricket Wireless Communications, Inc., a Delaware corporation (the "Borrower") listed on Schedule I thereto (each such subsidiary individually, a "Subsidiary" and, collectively, the "Subsidiaries"), each of the subsidiaries of Leap Wireless International, Inc., a Delaware corporation (the "Parent") listed on Schedule I thereto (each such subsidiary individually, a "License Subsidiary" and, collectively, the "License Subsidiaries"; and Holdings, each Subsidiary and License Subsidiary, individually, a "Guarantor" and, collectively, the "Guarantors") and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

   A. Reference is made to (a) the Collateral Agency and Intercreditor Agreement (as defined in the Guarantee Agreement) and (b) the Guarantee Agreement.

   B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement.

   C. The Guarantors have entered into the Guarantee Agreement in order to induce the Secured Parties to make loans under the Secured Instruments. Section 20 of the Guarantee Agreement provides that additional Subsidiary Loan Parties may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary Loan Party (the "New Guarantor") is executing this Supplement to become a Guarantor under the Guarantee Agreement in order to induce the Secured Parties to make additional loans and as consideration for loans previously made under the Secured Instruments.

   Accordingly, the Collateral Agent and the New Guarantor agree as follows:

   SECTION 1. In accordance with Section 20 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof except for representations and warranties which by their terms refer to a specific date. Each reference to a "Guarantor" in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

15

   SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law.

   SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

   SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

   SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

   SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

   SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

   SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the

16

Collateral Agent.

   IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

                              [NAME OF NEW GUARANTOR],

                              By
                                --------------------------------------
                                Name:
                                Title:
                                Address:

                              STATE STREET BANK AND TRUST
                              COMPANY, as Collateral Agent,

                              By
                                --------------------------------------
                                Name:
                                Title:

1

                                                                       EXHIBIT D

          INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT dated as of September 17, 1999, among CRICKET WIRELESS COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), each subsidiary of the Borrower listed on Schedule I hereto (each a "Subsidiary", and, collectively, the "Subsidiaries") each subsidiary of Leap Wireless International, Inc., a Delaware corporation (the "Parent") listed on Schedule I hereto (each a "License Subsidiary", and, collectively, the "License Subsidiaries"; each such Subsidiary and each such License Subsidiary individually, a "Guarantor" and, collectively, the "Guarantors") and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

   Reference is made to (a) the Collateral Agency and Intercreditor Agreement dated as of September 17, 1999 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement") among the Borrower, the Representatives and Unrepresented Holders referred to therein and the Collateral Agent and (b) the Guarantee Agreement and the other Support Documents. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Collateral Agency and Intercreditor Agreement. Each Guarantor acknowledges receipt of a true and correct copy of the Collateral Agency and Intercreditor Agreement and agrees to the terms thereof.

   The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed such Loans and the other Obligations pursuant to the Guarantee Agreement; certain Guarantors have granted Liens on and security interests in certain of their assets to secure the Obligations pursuant to the Security Documents. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by the Borrower, the Guarantors and the Collateral Agent of an agreement in the form hereof.

2

The Borrower may from time to time incur Permitted Additional Obligations that are required to be guaranteed pursuant to the Guarantee Agreement and secured under the Security Documents.

   Accordingly, the Borrower, each Guarantor and the Collateral Agent agree as follows:

   SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the Guarantee Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

   SECTION 2. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guarantee Agreement or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Borrower as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

3

   SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of all Obligations which are then due and payable whether at maturity, by acceleration or otherwise. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

   SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as any of the Secured Instrument Commitments have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

   SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

   SECTION 6. No Waiver; Amendment. (a) No failure on the part of the Collateral Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Collateral Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

4

   (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrower, the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply and the Collateral Agent, subject to any consents required in accordance with Section 11.02 of the Collateral Agency and Intercreditor Agreement.

   SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in the Guarantee Agreement and addressed as specified therein.

   SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void), except as expressly contemplated by this Agreement or the other Support Documents. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Guarantee Agreement and any Security Documents to which it is a party in accordance with the Support Documents and the Secured Instruments, such Guarantor will cease to have any rights or obligations under this Agreement.

   SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Support Documents shall be considered to have been relied upon by the Collateral Agent, the other Secured Parties and each Guarantor and shall survive the extension of credit by any Secured Party pursuant to the Secured Instruments and shall continue in full force and effect until this agreement shall terminate.

   (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal

5

or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

   SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

   SECTION 11. Rules of Interpretation. The rules of interpretation specified in
Section 1.02 of the Collateral Agency and Intercreditor Agreement shall be applicable to this Agreement.

   SECTION 12. Additional Guarantors. Upon execution and delivery, after the date hereof, by the Collateral Agent and a Subsidiary Loan Party of an instrument in the form of Annex 1 hereto, such Subsidiary Loan Party shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement. This Agreement may be waived, amended or modified with respect to any one or more Guarantors and any one or more Guarantors may be released from its obligations hereunder without the consent or agreement of any other Guarantor.

6

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.

                                   CRICKET WIRELESS
                                   COMMUNICATIONS, INC.,
                                   By
                                     --------------------------------------
                                     Name:
                                     Title:

                                   EACH SUBSIDIARY LISTED ON
                                   SCHEDULE I,


                                   By
                                     --------------------------------------
                                     Name:
                                     Title:


                                   EACH LICENSE SUBSIDIARY LISTED
                                   ON SCHEDULE I,

                                   By
                                     --------------------------------------
                                     Name:
                                     Title:

                                   STATE STREET BANK AND TRUST
                                   COMPANY, as Collateral Agent,

                                   By
                                     --------------------------------------
                                     Name:
                                     Title:

7

                                                               Schedule I to the
                                                      Indemnity, Subrogation and
                                                          Contribution Agreement

                                  GUARANTORS



                Guarantor                                Address
                ---------                                -------

8

                                                                  Annex 1 to the
                                                      Indemnity, Subrogation and
                                                          Contribution Agreement

          SUPPLEMENT NO. [ ] dated as of [ ], to the Indemnity, Subrogation and Contribution Agreement dated as of September 17, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "Indemnity, Subrogation and Contribution Agreement"), among CRICKET WIRELESS COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"),each subsidiary of the Borrower listed on Schedule I thereto (each a "Subsidiary", and, collectively, the "Subsidiaries") each subsidiary of Leap Wireless International, Inc., a Delaware corporation (the "Parent") listed on Schedule I thereto (each a "License Subsidiary", and, collectively, the "License Subsidiaries"; each such Subsidiary and each such License Subsidiary individually, a "Guarantor" and, collectively, the "Guarantors") and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

   A. Reference is made to (a) the Collateral Agency and Intercreditor Agreement (as defined in the Indemnity, Subrogation and Contribution Agreement) and (b) the Indemnity, Subrogation and Contribution Agreement.

   B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement.

   C. The Borrower and the Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Secured Parties to make loans under the applicable Secured Instruments. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiary Loan Parties may become Guarantors under the Indemnity, Subrogation and Contribution

9

Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary Loan Party of the Borrower (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Secured Parties to make additional loans under the applicable Secured Instruments and as consideration for Loans previously made under the Secured Instruments.

   Accordingly, the Collateral Agent and the New Guarantor agree as follows:

   SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

   SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

   SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

10

   SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

   SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

   SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

   SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature.

   SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

11

   IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.


                                   [NAME OF NEW GUARANTOR],
                                    By
                                      --------------------------------------
                                    Name:
                                    Title:

                                    STATE STREET BANK AND TRUST
                                    COMPANY, as Collateral Agent,
                                    By
                                      --------------------------------------
                                    Name:
                                    Title:

12

                                                Schedule I to Supplement No. [ ]
                                               to the Indemnity, Subrogation and
                                                          Contribution Agreement


                                  GUARANTORS



                  Name                                   Address
                  ----                                   -------

 1

                                                                       EXHIBIT E

          PARENT AGREEMENT dated as of September 17, 1999, among
       LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (the "Parent") and LUCENT TECHNOLOGIES INC., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

   Reference is made to the Credit Agreement dated as of September 17, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Cricket Wireless Communications, Inc. (the "Borrower"), Cricket Communications, Inc., the lenders from time to time party thereto (the "Lenders") and the Administrative Agent. Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Credit Agreement.

   The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Borrower is a subsidiary of the Parent. The obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by the Parent of an agreement in the form hereof to set forth certain covenants, agreements and obligations of the Parent.

   Accordingly, the Parent and the Administrative Agent, on behalf of itself and each Lender (and each of their respective successors or assigns), hereby agree as follows:

   SECTION 1. Guarantee. The Parent unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment of the ChaseTel Loans and any accrued interest thereon (the "ChaseTel Obligations"), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise. The Parent further agrees that the ChaseTel Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any ChaseTel Obligation.

   SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, the Parent waives presentment to, demand of payment from and protest to the Borrower of any of the ChaseTel Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

2

   SECTION 3. No Discharge or Diminishment of Guarantee. The obligations of the Parent hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of all the ChaseTel Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the ChaseTel Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the ChaseTel Obligations or otherwise.

   SECTION 4. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, the Parent waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the ChaseTel Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of all the ChaseTel Obligations.

   SECTION 5. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Lender has at law or in equity against the Parent by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any ChaseTel Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Parent hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent in cash the amount of such unpaid ChaseTel Obligations to be applied by the Administrative Agent as provided in the Credit Agreement. Upon payment by the Parent of any sums to the Administrative Agent, all rights of the Parent against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations as provided in the Subordination Agreement.

   SECTION 6. Termination. The guarantee made hereunder (a) shall terminate when all the ChaseTel Obligations have been indefeasibly paid in full and (b) shall continue to be effective or be reinstated, as the case may be, if at any

3

time payment, or any part thereof, of any ChaseTel Obligation is rescinded or must otherwise be restored by any Lender or the Parent upon the bankruptcy or reorganization of the Borrower, the Parent or otherwise. Notwithstanding the foregoing, the guarantee made hereunder shall terminate upon the consummation of the ChaseTel Acquisition in accordance with the terms of the Credit Agreement.

   SECTION 7. Purchase Agreement. (a) If the ChaseTel Acquisition has not been consummated in accordance with the terms of the Credit Agreement prior to the date that is one year after the Effective Date, then on the date that is one year after the Effective Date, the Parent shall pay to the Administrative Agent in cash the aggregate principal amount of all ChaseTel Loans together with accrued interest thereon, without utilizing any funds of the Borrower or any Subsidiary Loan Party, which funds shall be applied to prepay such Loans and accrued interest.

   (b) Upon payment by the Parent of any sums to the Administrative Agent pursuant to this Section 7, all rights of the Parent against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall constitute Primary Subordinated Obligations and shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations as provided in the Subordination Agreement.

   SECTION 8. Covenants. Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable under the Credit Agreement shall have been paid in full, the Parent hereby covenants and agrees with the Administrative Agent that:

       (a) The Parent will not, nor will it permit any of its direct or indirect subsidiaries (other than the Borrower and the Subsidiary Loan Parties) to, engage to any material extent in the wireless telecommunications and data networking business or any business that competes with the business conducted by the Borrower and the Subsidiary Loan Parties, in each case, in the United States.

       (b) The Parent and its subsidiaries (other than

4

   the Borrower and the Subsidiary Loan Parties) will cause all assets owned by the Parent and its subsidiaries that are used predominantly in the business of the Borrower and the Subsidiary Loan Parties to be owned by the Borrower and the Subsidiary Loan Parties.

   SECTION 9. ChaseTel Covenants. Unless and until the ChaseTel Acquisition has been consummated in accordance with the terms of the Credit Agreement, at any time any ChaseTel Obligations remain outstanding, the Parent covenants and agrees with the Administrative Agent that:

   (a) The Parent will not enter into any amendment or modification of or accept any waiver of Section 5.3 of the Credit Agreement dated as of September 23, 1998 among the Parent, as borrower, QUALCOMM Incorporated, the other lenders named therein and ABN AMRO Bank N.V., as administrative agent (the "QUALCOMM Credit Agreement");

   (b) The Parent shall comply with the covenants set forth in Section 5 of the QUALCOMM Credit Agreement, as in effect from time to time;

   (c) Upon the payment of all amounts outstanding under the QUALCOMM Credit Agreement and the termination of all commitments to lend under the QUALCOMM Credit Agreement, the Parent shall comply with the covenants set forth in
Section 5 of the QUALCOMM Credit Agreement as in effect as of the Effective Date, without giving effect to any subsequent amendment or waiver thereto; and

   (d) The Parent will not (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets to any other Person unless, in either case, such Person assumes, in writing, the obligations of the Parent under this Agreement.

   SECTION 10. Waivers; Amendment. (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall

5

any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by the Parent therefrom shall in any event be effective unless the same shall be permitted by paragraph
(b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Parent in any case shall entitle the Parent to any other or further notice or demand in similar or other circumstances.

   (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Administrative Agent and the Parent, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

   SECTION 11. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement; provided that any communication or notice hereunder to the Parent shall be given to it at [_________], attention of [_________] (Telecopy No. [_________]).

   SECTION 12. Further Assurances. The Parent agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Administrative Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or in order better to assure and confirm unto the Administrative Agent its rights and remedies hereunder.

   SECTION 13. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Parent that are contained in this Agreement shall bind and

6

inure to the benefit of its successors and assigns. This Agreement shall become effective as to the Parent when a counterpart hereof executed on behalf of the Parent shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the Parent and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Parent, the Administrative Agent and the other Secured Parties, and their respective successors and assigns.

   SECTION 14. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Parent herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid.

   (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

   SECTION 15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7

   SECTION 16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 13. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

   SECTION 17. Rules of Interpretation. The rules of interpretation specified in
Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

   SECTION 18. Jurisdiction; Consent to Service of Process. (a) The Parent hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Parent or its properties in the courts of any jurisdiction.

   (b) The Parent hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to

8

the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

   (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

   SECTION 19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

   IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                 LEAP WIRELESS INTERNATIONAL,
                 INC.,

                 By
                   --------------------------------------
                   Name:
                   Title:


                 LUCENT TECHNOLOGIES INC., as

9

                 Administrative Agent
                 By
                   --------------------------------------
                   Name:
                   Title:

1

                                                                       EXHIBIT F

   PARENT PLEDGE AGREEMENT dated as of September 17, 1999, among LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (the "Parent") and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

   Reference is made to the Collateral Agency and Intercreditor Agreement dated as of September 17, 1999 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement") among Cricket Wireless Communications, Inc., a Delaware corporation (the "Borrower"), the Representatives and Unrepresented Holders referred to therein and the Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Collateral Agency and Intercreditor Agreement. The Parent acknowledges receipt of a true and correct copy of the Collateral Agency and Intercreditor Agreement and agrees to the terms thereof.

   The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Borrower is a subsidiary of the Parent. The obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by the Parent of a Pledge Agreement in the form hereof. The Borrower may from time to time incur Permitted Additional Obligations that are required to be secured pursuant to the terms hereof.

   Accordingly, the Parent and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

   SECTION 1. Pledge. As security for the payment and performance, as the case may be, in full of the Obligations, the Parent hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Collateral Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of the Parent's right, title and interest in, to and under (a), the shares of capital stock, membership interests or other, equity interests of the Borrower or any Subsidiary Loan Party owned by it and listed on Schedule I hereto and any shares of the Borrower or any Subsidiary Loan Party obtained in the future by the Parent and the certificates representing all such shares,

2

membership interests or other equity interests (collectively, the "Pledged Stock"); provided that the pledged interests shall not include to the extent that applicable law requires that the Borrower or any Subsidiary Loan Party issue directors' qualifying shares, such qualifying shares; (b)(i) all debt securities issued by the Borrower or any Subsidiary Loan Party owned by it, all of which are listed on Schedule I hereto, (ii) any debt securities in the future issued to the Parent by the Borrower or any Subsidiary Loan Party and (iii) the promissory notes and any other instruments evidencing such debt securities (the "Pledged Debt Securities"); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof; (d) subject to
Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above; (e) subject to Section 5, all rights and privileges of the Parent with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Collateral"). Upon delivery to the Collateral Agent, (a) any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request in order to give effect to the pledge granted hereby and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the Parent and such other instruments or documents as the Collateral Agent may reasonably request in order to give effect to the pledge granted hereby. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

   TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent,

3

its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

   SECTION 2. Delivery of the Collateral. (a) The Parent agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities and any and all certificates or other instruments or documents representing the Collateral.

   (b) The Parent will cause any Indebtedness for borrowed money owed to the Parent by the Borrower or any Subsidiary Loan Party to be evidenced by a duly executed promissory note, bond, debenture or similar instrument that is pledged and delivered to the Collateral Agent pursuant to the terms thereof.

   SECTION 3. Representations, Warranties and Covenants. The Parent hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that as of the Effective Date:

   (a) the Pledged Stock represents that percentage as set forth on Schedule I of the issued and outstanding shares of each class of the capital stock of the issuer with respect thereto;

   (b) except for the security interest granted hereunder, the Parent (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by the Parent or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

   (c) the Parent (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all Persons whomsoever;

4

   (d) except for such consents and approvals as have been obtained and are in full force and effect, no consent of any other Person (including stockholders or creditors of the Parent) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

   (e) by virtue of the execution and delivery by the Parent of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral are delivered to, and continue to be in the possession of, the Collateral Agent in accordance with this Agreement, the Collateral Agent will have a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

   (f) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

   (g) all of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable;

   (h) all information set forth herein relating to the Pledged Stock is accurate and complete in all material respects as of the date hereof; and

   (i) the pledge of the Pledged Stock pursuant to this Agreement does not violate Regulation U or X of the Federal Reserve Board or any successor thereto as of the date hereof.

   SECTION 4. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Parent, endorsed or assigned in blank or in favor of the Collateral Agent. The Parent will promptly give to the Collateral Agent copies of any material notices or other communications received by it with respect to Pledged Securities registered in the name of the Parent. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged

5

Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

   SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless and until a Notice of Enforcement is in effect:

       (i) The Parent shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the other Support Documents and the Secured Instruments; provided, however, that the Parent will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement or any other Support Document or Secured Instrument or the ability of the Secured Parties to exercise the same.

       (ii) The Collateral Agent shall execute and deliver to the Parent, or cause to be executed and delivered to the Parent, all such proxies, powers of attorney and other instruments as the Parent may reasonably request for the purpose of enabling the Parent to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

       (iii) The Parent shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Support Documents, the Secured Instruments and applicable laws. While a Notice of Enforcement is in effect, all noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all

6

   other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Parent, shall not be commingled by the Parent with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

   (b) While a Notice of Enforcement is in effect, all rights of the Parent to dividends, interest or principal that the Parent is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Parent contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of the Parent and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in the Enforcement Collateral Account upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After a Notice of Enforcement has been rescinded in accordance with the terms of the Collateral Agency and Intercreditor Agreement, the Collateral Agent shall, within five Business Days after all such Notices of Enforcement have been rescinded, repay to the Parent all cash dividends, interest or principal (without interest), that the Parent would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in the Enforcement Collateral Account.

7

   (c) While a Notice of Enforcement is in effect, all rights of the Parent to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers in a manner not inconsistent with the terms of this Agreement, provided that, unless otherwise directed by the Required Secured Parties, the Collateral Agent shall have the right from time to time while a Notice of Enforcement is in effect to permit the Parent to exercise such rights. After all Notices of Enforcement have been rescinded in accordance with the terms of the Collateral Agency and Intercreditor Agreement, the Parent will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

   SECTION 6. Remedies upon Default. While a Notice of Enforcement is in effect, subject to applicable regulatory and legal requirements, the Collateral Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate subject to applicable law and standards of commercial reasonableness. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Parent, and, to the extent permitted by applicable law, the Parent hereby waives all rights of redemption, stay, valuation and appraisal the Parent now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

8

   The Collateral Agent shall give the Parent 10 days' prior written notice (which the Parent agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of the Parent's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. Subject to Section 9.05 of the Collateral Agency and Intercreditor Agreement, at any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of the Parent (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale

9

pursuant to such agreement and (c) the Parent shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement the applicable Notice of Enforcement shall have been rescinded in accordance with the terms of the Collateral Agency and Intercreditor Agreement and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in
Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

   SECTION 7. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied promptly by the Collateral Agent after receipt thereof as provided in the Collateral Agency and Intercreditor Agreement.

   Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

   SECTION 8. Reimbursement of Collateral Agent. (a) The Parent agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the

10

Collateral Agent hereunder or (iv) the failure by the Parent to perform or observe any of the provisions hereof.

   (b) Without limitation of its indemnification obligations under the other Support Documents, the Parent agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Support Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

   (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this
Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Support Document or any Secured Instrument, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Support Document or any Secured Instrument or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8 shall be payable on written demand therefor and, if not paid within five Business Days after written demand for payment is received by the Parent from the Collateral Agent, shall bear interest at the rate specified in Section 2.11(c) of the Credit Agreement.

   (d) To the extent that the Parent fails to pay any amount required to be paid by them to the Collateral Agent under paragraph (a) or (b) of this Section, each Secured Party severally agrees to pay to the Collateral Agent such Secured Party's pro rata share (determined as of the time

11

that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damaged, liability or related expense, as the case may be, was incurred by or asserted against the Collateral Agent in its capacity as such. For purposes hereof, a Secured Party's "pro rata share" shall be determined based upon its share of the sum of the total outstanding loans and unused commitments under the Secured Instruments at the time.

   SECTION 9. Collateral Agent Appointed Attorney-in-Fact. The Parent hereby appoints the Collateral Agent, effective while a Notice of Enforcement is in effect, the attorney-in-fact of the Parent for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, while a Notice of Enforcement is in effect, with full power of substitution either in the Collateral Agent's name or in the name of the Parent, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Parent representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same, in each case in a manner not inconsistent with the terms of this Agreement; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers,

12

directors, employees or agents shall be responsible to the Parent for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

   SECTION 10. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent and the other Secured Parties under the other Support Documents and the Secured Instruments are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by the Parent therefrom shall in any event be effective unless the same shall be permitted by paragraph
(b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Parent in any case shall entitle the Parent to any other or further notice or demand in similar or other circumstances.

   (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Parent, subject to any consent required in accordance with Section 11.02 of the Collateral Agency and Intercreditor Agreement.

   SECTION 11. Securities Act, etc. In view of the position of the Parent in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. The Parent understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent

13


transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The Parent recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Parent acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. The Parent acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

   SECTION 12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Parent hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability any Support Document or Secured Instrument, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other

14

amendment or waiver of or any consent to any departure from any Support Document or Secured Instrument or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Parent in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

   SECTION 13. Termination or Release. (a) This Agreement and the security interests granted hereby shall terminate when all the Obligations have been indefeasibly paid in full and all Secured Instrument Commitments shall have terminated.

   (b) Subject to Section 9.03 of the Collateral Agency and Intercreditor Agreement, upon any sale or other transfer by the Parent of any Collateral that does not violate any Secured Instrument to any Person other than Holdings, the Borrower or any Subsidiary Loan Party, the security interest in such Collateral shall be automatically released.

   (c) In connection with any termination or release pursuant to paragraph (a) or (b), the Collateral Agent shall execute and deliver to the Parent, at the Parent's expense, all documents that the Parent shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 13 shall be without recourse to or warranty by the Collateral Agent.

   SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 11.01 of the Collateral Agency and Intercreditor Agreement; provided that any communication or notice hereunder to the Parent shall be given to it at [__________], attention of [__________] (Telecopy No. [__________]).

   SECTION 15. Further Assurances. The Parent agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure

15

and confirm unto the Collateral Agent its rights and remedies hereunder.

   SECTION 16. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Parent that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to the Parent when a counterpart hereof executed on behalf of the Parent shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the Parent and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of the Parent, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that the Parent shall not have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. Subject to
Section 9.03 of the Collateral Agency and Intercreditor Agreement, if all of the capital stock of the Borrower or a Subsidiary Loan Party is sold, transferred or otherwise disposed of to a Person other than the Borrower or a Subsidiary Loan Party pursuant to a transaction that does not violate any Secured Instrument, such capital stock shall be released from any security interest, lien or encumbrance created under this Agreement without further action.

   SECTION 17. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Parent herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Support Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the extension of credit by any Secured Party pursuant to a Secured Instrument, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

   (b) In the event any one or more of the provisions

16

contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

   SECTION 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

   SECTION 19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 16. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

   SECTION 20. Rules of Interpretation. The rules of interpretation specified in
Section 1.02 of the Collateral Agency and Intercreditor Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

   SECTION 21. Jurisdiction; Consent to Service of Process. (a) The Parent hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any this Agreement or any other Support Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be

17

heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Support Document shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Parent or its properties in the courts of any jurisdiction.

   (b) The Parent hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Support Document in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

   (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

   SECTION 22. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

   SECTION 23. Execution of Financing Statements. Pursuant to Section 9-402 of the Uniform Commercial Code as in effect in the State of New York, the Parent authorizes the Collateral Agent to file financing statements with

18

respect to the Collateral owned by it without the signature of the Parent in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

   IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                            LEAP WIRELESS INTERNATIONAL, INC.,

                            By
                              --------------------------------------
                              Name:
                              Title:

                            STATE STREET BANK AND TRUST COMPANY, as
                            Collateral Agent,

                            By
                              --------------------------------------
                              Name:
                              Title:

19

                                                               Schedule I to the
                                                                Pledge Agreement

                                 CAPITAL STOCK



                                                    Number and
                    Number of       Registered       Class of       Percentage
Issuer            Certificates        Owner           Shares         of Shares
------            ------------      ----------      ----------      ----------


                LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS

                                                                     Percentage
                                                    Number and          of
                    Number of       Registered       Class of        Membership
Issuer            Certificates        Owner           Shares        of Interests
------            ------------      ----------      ----------      ------------


                             PARTNERSHIP INTERESTS


                                                    Percentage of Limited
                    Number of       Limited or       General Partnership
Issuer            Certificates        General            Interests
------            ------------      ----------      ----------------------


                                DEBT SECURITIES


                   Principal         Date of          Maturity
Issuer              Amount            Notes             Date
------             ---------         -------          --------

1

                                                                       EXHIBIT G


                                   [Form of]

                            PERFECTION CERTIFICATE

   Reference is made to (a) the Collateral Agency and Intercreditor Agreement dated as of September 17, 1999 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement"), among Cricket Wireless Communications, Inc. (the "Borrower"), the Representatives and Unrepresented Holders referred to therein and State Street Bank and Trust Company, as collateral agent (in such capacity, the "Collateral Agent") and (b) the Security Agreement dated as of September 17, 1999 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among the Grantors (as defined therein) and the Collateral Agent. Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Collateral Agency and Intercreditor Agreement and the Security Agreement.

   The undersigned, a Financial Officer and the chief legal officer, respectively, of the Borrower, hereby certify to the Collateral Agent and each other Secured Party as follows:

   1. Names. (a) The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

   (b) Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:

   (c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

2

   (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

   (e) Set forth below is the Federal Taxpayer Identification Number of each
Grantor:

   2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:


Grantor           Mailing Address            County            State
-------           ---------------            ------            -----


   (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an "*"):


Grantor           Mailing Address            County            State
-------           ---------------            ------            -----


   (c) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a) or (b) above:

Grantor           Mailing Address            County            State
-------           ---------------            ------            -----

3

   (d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:

Grantor           Mailing Address            County            State
-------           ---------------            ------            -----


   (e) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:


Grantor           Mailing Address            County            State
-------           ---------------            ------            -----


   3. Unusual Transactions. All Accounts Receivable have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

   4. File Search Reports. Attached hereto as Schedule 4(A) are true copies of file search reports from the Uniform Commercial Code filing offices where filings described in Schedule 6 are to be made. Attached hereto as Schedule 4(B) is a true copy of each financing statement or other filing identified in such file search reports.

   5. UCC Filings. Duly signed financing statements on Form UCC-1 in substantially the form of Schedule 5 hereto have been prepared for filing in the Uniform Commercial Code filing office in each jurisdiction where a Grantor has Collateral as identified in Section 2 hereof.

   6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings

4

described in Section 5 above, each filing and the filing office in which such filing is to be made.

   7. Stock Ownership. Attached hereto as Schedule 7 is a true and correct list of all the duly authorized, issued and outstanding Equity Interests of the Borrower and each Subsidiary Loan Party and the record and beneficial owners of such stock. Also set forth on Schedule 7 is each equity investment of the Borrower and each Subsidiary Loan Party that represents 50% or less of the equity of the entity in which such investment was made.

   8. Notes. Attached hereto as Schedule 8 is a true and correct list of all notes held by the Borrower and each Subsidiary Loan Party and all intercompany notes between the Borrower and each Subsidiary Loan Party and between each Subsidiary Loan Party and each other Subsidiary Loan Party.

   9. Advances. Attached hereto as Schedule 9 is (a) a true and correct list of all advances made by the Borrower to any Subsidiary Loan Party or made by any Subsidiary Loan Party to the Borrower or any other Subsidiary Loan Party, which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Pledge Agreement, and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Borrower or any Subsidiary Loan Party.

   10. Mortgage Filings. Attached hereto as Schedule 10 is a schedule setting forth, with respect to each Mortgaged Property, (i) the exact corporate name of the entity that owns such property as such name appears in its certificate of formation, (ii) if different from the name identified pursuant to clause (i), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (iii) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

   IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [ ] day of [ ].

5

                                        CRICKET WIRELESS
                                        COMMUNICATIONS, INC.,
                                        By
                                          --------------------------------------
                                        Name:
                                        Title: [Financial Officer]
                                        By
                                          --------------------------------------
                                        Name:
                                        Title: [Legal Officer]

1

                                                                       EXHIBIT H

          SECURITY AGREEMENT dated as of September 17, 1999, among CRICKET WIRELESS COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), each subsidiary of the Borrower listed on
       Schedule I hereto (each a "Subsidiary", and, collectively, the "Subsidiaries"), each subsidiary of Leap Wireless International, Inc. (the "Parent") listed on Schedule I hereto (each a "License Subsidiary", and, collectively, the "License Subsidiaries"; each such Subsidiary and each such License Subsidiary individually, a "Guarantor" and, collectively the "Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

   Reference is made to the Collateral Agency and Intercreditor Agreement dated as of September 17, 1999 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement") among the Borrower, the Representatives and Unrepresented Holders referred to therein and the Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Collateral Agency and Intercreditor Agreement. Each Grantor acknowledges receipt of a true and correct copy of the Collateral Agency and Intercreditor Agreement and agrees to the terms thereof.

   The Lenders have agreed to make Loans to the Borrower for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligation of the Lenders to make Loans is conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof. The Borrower may from time to time incur Permitted Additional Obligations that are required to be secured pursuant to the terms hereof.

2

   Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                                   ARTICLE I

                                  Definitions

   SECTION 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Collateral Agency and Intercreditor Agreement.

   SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

   "Account Debtor" shall mean any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

   "Accounts" shall mean any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

   "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

   "Collateral" shall mean all (a) Accounts Receivable, (b) Documents, (c) Equipment, (d) General Intangibles, (e) Inventory, (f) cash and cash accounts,
(g) Investment Property and (h) Proceeds.

3

   "Collateral Agency and Intercreditor Agreement" shall have the meaning assigned to such term in the preliminary statements of this Agreement.
   "Commodity Account" shall mean an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

   "Commodity Contract" shall mean a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

   "Commodity Customer" shall mean a Person for whom a Commodity Intermediary carries a Commodity Contract on its books.

   "Commodity Intermediary" shall mean (a) a Person who is registered as a futures commission merchant under the federal commodities laws or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

   "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

   "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations

4

and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II.

   "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

   "Entitlement Holder" shall mean a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a Person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the Uniform Commercial Code, such Person is the Entitlement Holder.

   "Equipment" shall mean all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor. The term Equipment shall include Fixtures.

   "Financial Asset" shall mean (a) a Security, (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a Person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

   "Fixtures" shall mean all items of Equipment, whether now owned or hereafter acquired, of any Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

5

   "General Intangibles" shall mean all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

   "Intellectual Property" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trade marks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

   "Inventory" shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

   "Investment Property" shall mean all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

6

   "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party including those listed on Schedule III (other than those license agreements which by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

   "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

   "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on
Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

   "Perfection Certificate" shall mean a certificate substantially in the form of Exhibit F to the Credit Agreement, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer of the Borrower.

   "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever

7

nature of any asset or property which constitutes Collateral, and shall include,
(a) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and
(iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

   "Securities" shall mean any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt with or trade on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code.

   "Securities Account" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

   "Security Entitlements" shall mean the rights and property interests of an Entitlement Holder with respect to

8

a Financial Asset.

   "Security Interest" shall have the meaning assigned to such term in Section 2.01.

   "Securities Intermediary" shall mean (a) a clearing corporation or (b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

   "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

   "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all domestic trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired in the United States, all registrations and recordings thereof in the United States, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule IV, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

   SECTION 1.03. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Collateral Agency and Intercreditor Agreement shall be applicable to this Agreement.

                                  ARTICLE II

9

                               Security Interest

   SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

   SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

                                  ARTICLE III

                        Representations and Warranties

   The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

   SECTION 3.01. Title and Authority. Each Grantor has good title to, or valid leasehold interest in, the

10

Collateral material to its business with respect to which it has purported to grant a Security Interest hereunder, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and subject to Liens permitted by the Credit Agreement and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

   SECTION 3.02. Filings. (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects. Each Grantor has or will deliver to the Collateral Agent fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral for filing in each governmental, municipal or other office in the United States requested by the Collateral Agent and specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary in the United States to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

   (b) Each Grantor represents and warrants that fully executed security agreements in the form hereof and

11

containing a description of all Collateral consisting of Intellectual Property shall have been received and recorded within three months after the execution of this Agreement with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and within one month after the execution of this Agreement with respect to United States registered Copyrights by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section 1060 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copy rights (or registration or application for registration thereof) acquired or developed after the date hereof).

   SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and
(c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and

12

recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period (commencing as of the date hereof) pursuant to 35 U.S.C. 261 or 15 U.S.C.
Section 1060 or the one-month period (commencing as of the date hereof) pursuant to 17 U.S.C. Section 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest under each Secured Instrument.

   SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted under each Secured Instrument and except for restrictions on transfer, assignment, use and rights of first refusal and similar rights under the terms of any leases, licenses and other agreements under which the Grantors acquired rights in and to Collateral. No Grantor has filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted under each Secured Instrument and except for financing statements evidencing Liens being terminated on the Effective Date.

                                  ARTICLE IV

                                   Covenants

   SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) Each Grantor agrees to promptly notify in writing the Collateral Agent, but in no event later than 30 days after such change, of any change

13

(i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the owner ship of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in its corporate structure or (iv) in its Federal Taxpayer Identification Number. Each Grantor agrees to make within 45 days, after the occurrence of any of the foregoing changes, all filings under the Uniform Commercial Code or otherwise that are required by the Collateral Agent in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral.

   (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral.

   SECTION 4.02. Periodic Certification. Within 90 days after the end of each fiscal year of the Borrower, the Borrower shall deliver to the Collateral Agent a certificate executed by an executive officer or a Financial Officer of the Borrower (a) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.02 and (b) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registra tions, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or

14

other appropriate office in each jurisdiction identified pursuant to clause (a) above to the extent necessary to protect and perfect the Security Interest or identifying such additional Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations as may be required to protect and perfect the security interests hereunder which, upon the request of the Collateral Agent, shall be filed, recorded or registered, in either case for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period). Each certificate delivered pursuant to this Section 4.02 shall identify in the format of Schedule II, III, IV or V, as applicable, all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

   SECTION 4.03. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all reasonable actions necessary to defend title to the Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted under each Secured Instrument.

   SECTION 4.04. Further Assurances. Each Grantor agrees, at its own expense,
(x) to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith and (y) at the request of the Collateral Agent, to enter into and to cause any Securities Intermediary through which it holds Investment Property to enter into (or to reinvest through a Securities Intermediary who will enter into) a control agreement, in form and substance satisfactory to the Collateral Agent, pursuant to which such Securities Intermediary grants "control", within the meaning

15

of Section 8-106 of the Uniform Commercial Code of the State of New York, over such Investment Property to the Collateral Agent. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be forthwith pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

   Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided, however, that any Grantor shall have the right, exercisable within 45 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its reasonable best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

   SECTION 4.05. Inspection and Verification. The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third Person, by contacting Account

16

Debtors while a Notice of Enforcement is in effect or the third Person possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" subject to the provisions of Section 9.12 of the Credit Agreement).

   SECTION 4.06. Taxes; Encumbrances. At its option, the Collateral Agent may, upon reasonable prior notice to Grantors, discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under any Secured Instrument, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by any Secured Instrument or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Support Documents or any Secured Instrument.

   SECTION 4.07. Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account to the extent permissible under the document granting a security interest, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

   SECTION 4.08. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed

17

by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

   SECTION 4.09. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted under each Secured Instrument. None of the Grantors shall make, nor shall they permit to be made, any sale, conveyance, lease, assignment, transfer or other disposition of any Collateral except as permitted under each Secured Instrument and each Grantor shall remain at all times in possession of the Collateral owned by it, except that unless and until the Collateral Agent shall notify the Grantors that a Notice of Enforcement is in effect and that while such Notice of Enforcement is in effect, the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, or any other Support Document or any Secured Instrument. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold the Inventory subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

   SECTION 4.10. Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable in the aggregate, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits,

18

discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its good faith business judgment.

   SECTION 4.11. Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the applicable requirements of each Secured Instrument. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, while a Notice of Enforcement is in effect, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any event that could result in a Notice of Enforcement, in its sole reasonable discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.11, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

   SECTION 4.12. Legend. Each Grantor shall upon written request legend, in form and manner reasonably satisfactory to the Collateral Agent, its Accounts Receivable and its books, records and, to the extent applicable, documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been collaterally assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

19

   SECTION 4.13. Covenants Regarding Patent, Trademark and Copyright Collateral.
   (a) Each Grantor agrees that it will not, and it will exercise its best efforts to ensure that its licensees will not, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

   (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

   (c) Each Grantor (either itself or through licensees) will, for each work material to the conduct of Grantor's business covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its rights under applicable copyright laws.

   (d) Each Grantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the conduct of the business of the Grantors (taken as a whole) may reasonably be expected to become abandoned, lost or dedicated to the public, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's

20

ownership of any such Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

   (e) In the event that any Grantor shall, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, such Grantor shall promptly thereafter inform the Collateral Agent of such action, and, upon request of the Collateral Agent, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and such Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

   (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (excluding applications which a Grantor abandons pursuant to good faith business considerations) (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of the business of the Grantors (taken as a whole), including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

   (g) In the event that any Grantor has reason to

21

believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of the business of the Grantors (taken as a whole) has been or is about to be infringed, misappropriated or diluted by a third party in any material respect, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

   (h) While a Notice of Enforcement is in effect, if requested by the Collateral Agent, each Grantor shall use reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

                                   ARTICLE V

                               Power of Attorney

   Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, while a Notice of Enforcement is in effect (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor;

22

   (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes, in each case in a manner not inconsistent with the terms of this Agreement and on terms that are commercially reasonable and in compliance with any mandatory requirements of applicable law; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Support Document or any Secured Instrument with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the

23

exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Support Document or any Secured Instrument, by law or otherwise.

                                  ARTICLE VI

                                   Remedies

   SECTION 6.01. Remedies upon Default. While a Notice of Enforcement is in effect, each Grantor agrees to deliver each item of Collateral to the Collateral Agent forthwith on demand to the extent reasonably practicable, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times (subject to any mandatory requirements of law and standards of commercial reasonableness that cannot be waived by contract): (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and to enter any premises owned or leased by the Grantors where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at

24

any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate and commercially reasonable. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

   The Collateral Agent shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further

25

notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. Subject to Section 9.05 of the Collateral Agency and Intercreditor Agreement, at any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Grantor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement the applicable Notice of Enforcement shall have been rescinded in accordance with the terms of the Collateral Agency and Intercreditor Agreement remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

   SECTION 6.02. Application of Proceeds. The Collateral Agent shall apply promptly the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as provided in the Collateral Agency and Intercreditor Agreement.

26

   Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

   SECTION 6.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor (to the extent not prohibited by the terms of any license agreement pursuant to which such Grantor is a licensee), and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, while a Notice of Enforcement is in effect; provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding whether such Notice of Enforcement is subsequently rescinded in accordance with the terms of the Collateral Agency and Intercreditor Agreement.

                                  ARTICLE VII

                                 Miscellaneous

   SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in
Section 11.01

27

of the Collateral Agency and Intercreditor Agreement. All communications and notices hereunder to any Grantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to the Borrower.

   SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Support Document or Secured Instrument, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Support Document or Secured Instrument, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

   SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the extension of credit by any Secured Party, and the execution and delivery to the Secured Parties of any notes evidencing such extensions of credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

   SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall

28

have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement and the other Support Documents. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

   SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

   SECTION 7.06. Collateral Agent's Fees and Expenses; Indemnification. (a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

   (b) Without limitation of its indemnification obligations under the other Support Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of

29

them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or willful misconduct of such Indemnitee.

   (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Support Document or any Secured Instrument, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Support Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor.

   SECTION 7.07. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

   SECTION 7.08. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, and the Secured Parties under the other Support Documents and the Secured

30

Instruments are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Support Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph
(b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

   (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consents required in accordance with Section 11.02 of the Collateral Agency and Intercreditor Agreement.

   SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER SUPPORT DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SUPPORT DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

   SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected

31

or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

   SECTION 7.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

   SECTION 7.12. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

   SECTION 7.13. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Support Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Support Document shall affect any right that the Collateral Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or

32

any other Support Document against any Grantor or its properties in the courts of any jurisdiction.

   (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Support Document in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

   (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Support Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

   SECTION 7.14. Termination. This Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full and all Secured Instrument Commitments shall have terminated, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Collateral Agent (except to the extent that any losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of the Collateral Agent). Subject to Section
9.03 of the Collateral Agency and Intercreditor Agreement, a Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released in the event that all the capital stock of such Grantor

33

shall be sold, transferred or otherwise disposed of to a Person that is not the Parent, Holdings or a Grantor in a transaction that does not violate any Secured Instrument.

   SECTION 7.15. Additional Grantors. Upon execution and delivery by the Collateral Agent and a Subsidiary Loan Party of an instrument in the form of Annex 1 hereto, such Subsidiary Loan Party shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantors as a party to this Agreement.

   IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                        CRICKET WIRELESS
                                        COMMUNICATIONS, INC.,
                                        By
                                          ______________________________________
                                        Name:
                                        Title:

                                        EACH SUBSIDIARY LISTED ON SCHEDULE I,

                                        By
                                          ______________________________________
                                        Name:
                                        Title:

                                        EACH LICENSE SUBSIDIARY LISTED ON
                                        SCHEDULE I,

34

                                        By
                                          ______________________________________
                                        Name:
                                        Title:

                                        STATE STREET BANK AND TRUST COMPANY,
                                        as Collateral Agent,
                                        By
                                          ______________________________________
                                        Name:
                                        Title:

35

                                                               Schedule I to the
                                                              Security Agreement

                                  GUARANTORS



             Guarantors                                  Address
             ----------                                  -------

36

                                                              Schedule II to the
                                                              Security Agreement

                                  COPYRIGHTS

                                [See attached]

37

                                                             Schedule III to the
                                                              Security Agreement
                                   LICENSES

                                [See attached]

38

                                                              Schedule IV to the
                                                              Security Agreement

                                    PATENTS

                                [See attached]

39

                                                               Schedule V to the
                                                              Security Agreement

                                  TRADEMARKS

                                [See Attached]

40

                                                                  Annex 1 to the
                                                              Security Agreement

          SUPPLEMENT NO. __ dated as of , to the Security Agreement dated as of September 17, 1999, among CRICKET WIRELESS COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), each subsidiary of the Borrower listed on Schedule I thereto, each subsidiary of Leap Wireless International, Inc. (the "Parent") listed on Schedule I thereto (the "License Subsidiaries"; each such Subsidiary and each such License Subsidiary individually, a "Guarantor" and, collectively the "Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

   A. Reference is made to (a) the Collateral Agency and Intercreditor Agreement (as defined in the Security Agreement) and (b) the Security Agreement.

   B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

   C. The Grantors have entered into the Security Agreement in order to induce the Secured Parties to make loans under the applicable Secured Instrument.
Section 7.15 of Security Agreement provides that additional Subsidiary Loan Parties may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary Loan Party (the "New Grantor") is executing this Supplement to become a Grantor under the Security Agreement in order to induce the Secured Parties to make additional loans under the applicable Secured Instruments and as consideration for loans previously made under the Secured Instruments.

   Accordingly, the Collateral Agent and the New Grantor agree as follows:

   SECTION 1. In accordance with Section 7.15 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor

41

and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Collateral Agency and Intercreditor Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Collateral Agency and Intercreditor Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

   SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

   SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

   SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor as of the date hereof and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

42

   SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

   SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

   SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

   SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

   SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

43

   IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.


                                        [NAME OF NEW GRANTOR],
                                        By
                                          ______________________________________
                                        Name:
                                        Title:

                                        STATE STREET BANK AND TRUST COMPANY,
                                        as Collateral Agent,
                                        By
                                          ______________________________________
                                        Name:
                                        Title:

44

                                                                      Schedule I
                                                           to Supplement No. [ ]
                                                       to the Security Agreement

                            LOCATION OF COLLATERAL



Description                                               Location
-----------                                               --------

1

                                                                       EXHIBIT I

          SUBORDINATION AGREEMENT dated as of September 17, 1999, among CRICKET COMMUNICATIONS, INC., a Delaware corporation ("Holdings"), CRICKET WIRELESS COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (the "Parent"), each subsidiary of the Borrower listed on Schedule I hereto (each a "Subsidiary", and, collectively, the "Subsidiaries"), each subsidiary of the Parent listed on Schedule I hereto (each a "License Subsidiary", and, collectively, the "License Subsidiaries"; each Subsidiary, each License Subsidiary, Holdings, and the Parent individually, a "Subordinated Creditor" and collectively, the "Subordinated Creditors"), and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

       Reference is made to the Collateral Agency and Intercreditor Agreement dated as of September 17, 1999 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement") among the Borrower, the Representatives and Unrepresented Holders referred to therein and the Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Collateral Agency and Intercreditor Agreement. Each Subordinated Creditor acknowledges receipt of a true and correct copy of the Collateral Agency and Intercreditor Agreement and agrees to the terms thereof.

       The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The obligation of the Lenders to make Loans is conditioned on, among other things, the execution and delivery by the Subordinated Creditors, the Borrower and the Collateral Agent of a subordination agreement in the form hereof. In order to induce the Secured Parties to extend credit under the applicable Secured Instrument, each of the Subordinated Creditors and the Borrower are willing to execute and deliver this Agreement. The Borrower may from time to time incur Permitted Additional Obligations that are required to become Senior Obligations hereunder. Accordingly, the Subordinated Creditors, the Borrower and the Collateral Agent hereby agree as follows:

2

                                   ARTICLE I

                                  DEFINITIONS

       Terms used herein but not defined herein shall have the meanings set forth in the Collateral Agency and Intercreditor Agreement. Section 1.02 of the Collateral Agency and Intercreditor Agreement also shall apply to terms used in this Agreement. In addition to the terms defined elsewhere in this Agreement or in the Collateral Agency and Intercreditor Agreement, as used herein the following terms shall have the following meanings:

       "Borrower Companies" means the Borrower, the License Subsidiaries and the Subsidiaries.

       "Primary Subordinated Obligations" means, with respect to any Borrower Company, the following:

       (a) all monetary obligations of such Borrower Company, whether in respect of principal, premium interest or otherwise, in respect of any Indebtedness owed by such Borrower Company to any Subordinated Creditor (including any such obligations owing to any other Person for the direct or indirect benefit of any Subordinated Creditor); and

       (b) any fees or similar charges payable to or directly or indirectly for the benefit of any Subordinated Creditor;

provided that the Primary Subordinated Obligations of a Borrower Company shall not include any of the foregoing obligations owed to a Subordinated Creditor that is a Subsidiary Loan Party.

       "Secondary Subordinated Obligations" means, with respect to any Borrower Company, all monetary obligations and other liabilities of such Borrower Company at any time owing to any Subordinated Creditor (including any such obligations or other liabilities owing to any other Person for the direct or indirect benefit of any Subordinated Creditor); provided that Secondary Subordinated Obligations of a Borrower Company shall not include its Primary Subordinated Obligations.

3

       "Senior Creditors" means the Secured Parties and their respective successors and assigns.

       "Senior Creditor Documents" means the Loan Documents.

       "Senior Obligations" means (a) with respect to the Borrower, the Obligations, and (b) with respect to any other Borrower Company, all monetary obligations of such Borrower Company under the Support Documents to which it is a party, including pursuant to the Guarantee Agreement.

       "Subordinated Creditors" means each of the Parent, Holdings, the Subsidiary Loan Parties and such other Persons as shall become parties hereto as contemplated by Section 5.9 hereof.

       "Subordinated Obligations" means the Primary Subordinated Obligations and the Secondary Subordinated Obligations.

                                  ARTICLE II

                                 SUBORDINATION

       SECTION 2.1. Subordination. Each Subordinated Creditor hereby agrees that all the Subordinated Obligations of each Borrower Company are hereby expressly subordinated, to the extent and in the manner set forth in this Article II, to the prior payment in full in cash of all Senior Obligations of such Borrower Company in accordance with the terms thereof.

       SECTION 2.2. Dissolution or Insolvency. Upon any distribution of the assets of any Borrower Company or upon any dissolution, winding up, liquidation or reorganization of any Borrower Company, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or upon any assignment for the benefit of creditors or any other marshaling of the assets and liabilities of any Borrower Company, or otherwise:

       (a) the Senior Creditors of such Borrower Company shall first be entitled to receive payment in full in cash

4

of the Senior Obligations of such Borrower Company in accordance with the terms of such Senior Obligations and the Support Documents before any Subordinated Creditor shall be entitled to receive any payment on account of the Subordinated Obligations of such Borrower Company, whether as principal, interest or otherwise; and

       (b) any payment by, or distribution of the assets of, such Borrower Company of any kind or character, whether in cash, property or securities, to which any Subordinated Creditor would be entitled except for the provisions of this Agreement shall be paid or delivered by the Person making such payment or distribution (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Collateral Agent to the extent necessary to make payment in full in cash of all Senior Obligations of such Borrower Company remaining unpaid, after giving effect to any concurrent payment or distribution to the Senior Creditors in respect of the Senior Obligations, to be held and applied by the Collateral Agent as provided in the Collateral Agency and Intercreditor Agreement.

       SECTION 2.3. Payment of Primary Subordinated Obligations Prohibited. (a) No payment (whether directly, by exercise of any right of set-off or otherwise) in respect of any Primary Subordinated Obligation of any Borrower Company, whether as principal, interest or otherwise, shall be permitted at any time until all Senior Obligations have been paid in full.

       (b) No payment of any Primary Subordinated Obligation that is prohibited by paragraph (a) above shall be received or accepted by or on behalf of any Subordinated Creditor.

       (c) The provisions of this Section 2.3 shall not apply to the payment of any Primary Subordinated Obligation to the extent payment thereof is permitted at the time by each Secured Instrument and the Collateral Agency and Intercreditor Agreement.

       SECTION 2.4. Payment of Secondary Subordinated Obligations Prohibited Upon Default. No payment (whether directly, by exercise of any right of set-off or otherwise) in respect of the Secondary Subordinated Obligations of any

5

Borrower Company, whether as principal, interest or otherwise, shall be permitted, and no such payment shall be received or accepted by or on behalf of any Subordinated Creditor, if immediately prior to or after giving effect to such payment either (a) a Notice of Enforcement is in effect or (b) an event that with notice, lapse of time or both would entitle the Required Secured Parties to deliver a Notice of Enforcement.

       SECTION 2.5. Certain Payments Held in Trust. In the event that any payment by, or distribution of the assets of, any Borrower Company of any kind or character, whether in cash, property or securities, and whether directly, by exercise of any right of set-off or otherwise, shall be received by or on behalf of any Subordinated Creditor at a time when such payment is prohibited by this Agreement, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to, (a) the Collateral Agent to the extent necessary to make payment in full in cash of all Senior Obligations of such Borrower Company remaining unpaid, after giving effect to any concurrent payment or distribution to the Senior Creditors in respect of such Senior Obligations, to be held and applied by the Collateral Agent as provided in the Collateral Agency and Intercreditor Agreement or (b) in the case of any payment prohibited under
Section 2.3 or 2.4 hereof, the Borrower Company from which such payment was received or, if directed by the Collateral Agent, to the Collateral Agent to be held and applied by the Collateral Agent as provided in the Collateral Agency and Intercreditor Agreement.

       SECTION 2.6. Subrogation. Subject to the prior indefeasible payment in full in cash of the Senior Obligations of a Borrower Company, the applicable Subordinated Creditors of such Borrower Company shall be subrogated to the rights of the Senior Creditors of such Borrower Company to receive payments or distributions in cash, property or securities of such Borrower Company applicable to such Senior Obligations until all amounts owing on the Subordinated Obligations of such Borrower Company shall be paid in full, and as between and among a Borrower Company, its creditors (other than its Senior

6

Creditors) and the applicable Subordinated Creditors of such Borrower Company, no such payment or distribution made to the Collateral Agent by virtue of this Agreement that otherwise would have been made to the Subordinated Creditors of such Borrower Company shall be deemed to be a payment by such Borrower Company on account of its Subordinated Obligations, it being understood that the provisions of this Agreement are intended solely for the purpose of defining the relative rights of the Subordinated Creditors, on the one hand, and the Senior Creditors, on the other hand.

                                  ARTICLE III

             OTHER MATTERS REGARDING THE SUBORDINATED OBLIGATIONS

       SECTION 3.1. Other Creditors. Nothing contained in this Agreement is intended to or shall impair, as between and among the Borrower Companies, their creditors (other than their Senior Creditors) and the Subordinated Creditors, the obligations of each Borrower Company to pay to the applicable Subordinated Creditors of such Borrower Company the Subordinated Obligations of such Borrower Company as and when the same shall become due and payable in accordance with the terms thereof, or affect the relative rights of the Subordinated Creditors and the other creditors of the Borrower Company (other than their Senior Creditors).

       SECTION 3.2. Proofs of Claims. In the event of any dissolution, winding up, liquidation or reorganization of any Borrower Company, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or any assignment for the benefit of creditors or any other marshaling of the assets and liabilities of any Borrower Company, each Subordinated Creditor agrees to file proofs of claim for the Subordinated Obligations owed to it upon demand of the Collateral Agent, in default of which the Collateral Agent or other authorized representative of the Senior Creditors is hereby irrevocably authorized so to file in order to effectuate the provisions hereof. This Section shall not be construed to permit any Subordinated Creditor to retain any payment received by it in respect of a Subordinated Obligation that such Subordinated Creditor is not entitled to receive and retain under any other provision of this Agreement.

7

       SECTION 3.3. No Waiver. No right of any Senior Creditor to enforce this Agreement shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of any of the Collateral Agent, the other Senior Creditors, or any Borrower Company, or by any noncompliance by any Borrower Company with the terms, provisions and covenants contained herein, and the Senior Creditors are hereby expressly authorized to extend, renew, increase, decrease, modify or amend the terms of the Senior Obligations or any security therefor, and to release, sell or exchange any such security and otherwise deal freely with the Borrower Companies, all without notice to or consent of any Subordinated Creditor and without affecting the liabilities and obligations of the parties hereto.

       SECTION 3.4. Acceleration and Remedies; Bankruptcy Filings. Each Subordinated Creditor agrees that, except for claims submitted in any proceeding contemplated by Section 3.2 hereof, it will not exercise any remedies or take any action or proceeding to enforce any Subordinated Obligation if the payment of such Subordinated Obligation is then prohibited by Section 2.3 or 2.4, and each Subordinated Creditor further agrees not to file, or to join with any other creditors of any Borrower Company in filing, any petition commencing any bankruptcy, insolvency, reorganization, arrangement or receivership proceeding or any assignment for the benefit of creditors against or in respect of any Borrower Company or any other marshaling of the assets and liabilities of any Borrower Company. Each Subordinated Creditor further agrees, to the fullest extent permitted under applicable law, that it will not cause any Borrower Company to file any such petition, commence any such proceeding or make any such assignment referred to above until all Senior Obligations have been paid in full.

       SECTION 3.5. Transfer of Subordinated Obligations. Each Subordinated Creditor agrees that it will not sell, assign, transfer or otherwise dispose of all or any part of the Subordinated Obligations owed to it unless the Person to whom such sale, assignment, transfer or disposition is made (i) is a Subordinated Creditor hereunder

8

or (ii) shall acknowledge in writing (delivered to the Collateral Agent) that it shall be bound by the terms of this Agreement, including the terms of this
Section 3.5, as though named herein as a Subordinated Creditor.

       SECTION 3.6. Obligations Hereunder Not Affected. (a) All rights and interests of the Senior Creditors hereunder, and all agreements and obligations of the Subordinated Creditors hereunder, shall remain in full force and effect irrespective of:

       (i) any lack of validity or enforceability of any Support
   Document or Secured Instrument;

       (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or consent to departure from the Credit Agreement or any other Senior Creditor Document (other than this Agreement);

       (iii) any exchange, release or nonperfection of any security interest in any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, in respect of all or any of the Senior Obligations; or

       (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower Company in respect of its Senior Obligations or of any Subordinated Creditor in respect of this Agreement.

       (b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Senior Obligations or any part thereof is rescinded or must otherwise be returned by any Senior Creditor upon the insolvency, bankruptcy or reorganization of any Borrower Company or otherwise, all as though such payment had not been made.

       (c) Each Subordinated Creditor hereby authorizes the Senior Creditors, without notice or demand and without affecting or impairing any of the obligations of such Subordinated Creditor hereunder, from time to time to

9

(i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Senior Obligations or any part thereof and (ii) exercise or refrain from exercising any rights against any Subordinated Creditor, any Borrower Company or any other Person.

                                  ARTICLE IV

           REPRESENTATIONS AND WARRANTIES OF SUBORDINATED CREDITORS

       Each Subordinated Creditor severally represents and warrants to the Collateral Agent, for the benefit of the Senior Creditors, that:

       (a) It is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

       (b) The execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby are within its powers, have been duly authorized by all necessary action on its part, require no action by or in respect of, or filing with, any Governmental Authority (other than such as have been duly taken or made) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its certificate of incorporation or by-laws (or other organizational documents, as applicable) or of any material agreement, judgment, injunction, order, decree or other instrument binding upon it or any of its subsidiaries.

       (c) This Agreement constitutes a valid and binding agreement of such Subordinated Creditor, enforceable against such Subordinated Creditor in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability.

10

                                   ARTICLE V

                                 MISCELLANEOUS

       SECTION 5.1. Notices. All communications and notices hereunder shall be in writing and shall be given as provided in Section 11.01 of the Collateral Agency and Intercreditor Agreement; provided that any communication or notice hereunder to any Subordinated Creditor shall be given to it at the address or telecopy number set forth under its signature on the signature page hereof or of the supplement hereto pursuant to which it becomes a party hereto.

       SECTION 5.2. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All representations, warranties, covenants, promises and agreements by or on behalf of any Subordinated Creditor that are contained in this Agreement shall bind its successors and assigns and inure to the benefit of the Senior Creditors and the successors and assigns of the Senior Creditors. Each Subordinated Creditor agrees that it shall not assign or delegate any of its obligations under this Agreement without the prior written consent of the Collateral Agent, and any attempted assignment or delegation without such consent shall be void and of no effect.

       SECTION 5.3. Governing Law; Jurisdiction; Consent to Service of Process.
(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

       (b) Each Subordinated Creditor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Senior Creditor Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to

11

the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Senior Creditor may otherwise have to bring any action or proceeding relating to any Support Document against any Subordinated Creditor or its properties in the courts of any jurisdiction.

       (c) Each Subordinated Creditor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Support Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

       (d) Each Subordinated Creditor hereby irrevocably consents to service of process in the manner provided for notices in Section 5.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

       SECTION 5.4. Waivers; Amendment. No failure or delay of any Senior Creditor in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power by any Senior Creditor preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Senior Creditors hereunder and under the other documents and instruments creating or securing their respective Senior Obligations are cumulative and are not exclusive of any other rights or remedies provided by law. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and each Subordinated Creditor and Borrower

12

Company intended to be bound thereby, subject to the consents required in accordance with Section 11.02 of the Collateral Agency and Intercreditor Agreement.

       SECTION 5.5. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY SUPPORT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

       SECTION 5.6. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

       SECTION 5.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one instrument; provided that this Agreement shall be construed as a separate agreement with respect to each Subordinated Creditor and may be amended, modified, supplemented, waived or released with respect to any Subordinated Creditor without the approval of any other Subordinated Creditor and without affecting the obligations of any other Subordinated Creditor hereunder. This Agreement shall be effective with respect to any Subordinated Creditor when a counterpart hereof (or of an

13

instrument executed as provided in Section 5.9 below) which bears the signature of such Subordinated Creditor shall have been delivered to the Collateral Agent.

       SECTION 5.8. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

       SECTION 5.9. Additional Subordinated Creditors. Upon execution and delivery by the Agent and an Affiliate of Holdings or the Borrower or a Subsidiary Loan Party of an instrument in the form of Annex 1 attached thereto, such Affiliate or Subsidiary Loan Party shall become a Subordinated Creditor hereunder with the same force and effect as if originally named as a Subordinated Creditor herein. The execution and delivery of any such instrument shall not require the consent of any other Subordinated Creditor hereunder. The rights and obligations of each Subordinated Creditor herein shall remain in full force and effect notwithstanding the addition of any Subordinated Creditor as a party to this Agreement.

       SECTION 5.10. Termination. Subject to Section 3.6(b), this Agreement shall terminate upon the termination of all Secured Instrument Commitments and the payment in full of the Obligations.

       IN WITNESS WHEREOF, the Parent, Holdings, each Subsidiary, each License Subsidiary, the Borrower and the Collateral Agent have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

                                        CRICKET WIRELESS
                                        COMMUNICATIONS, INC.,
                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

14

                                        CRICKET COMMUNICATIONS, INC.,
                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

                                        EACH SUBSIDIARY LISTED ON SCHEDULE I
                                        HERETO,

                                        By
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Address: See Schedule I

                                        LEAP WIRELESS INTERNATIONAL, INC.,

                                        By
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Address:


                                        EACH LICENSE SUBSIDIARY LISTED
                                        ON SCHEDULE I HERETO,
                                        By
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Address: See Schedule I

                                        STATE STREET BANK AND TRUEST
                                        COMPANY, as Collateral Agent,
                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

15

                                                               SCHEDULE I TO THE
                                                         SUBORDINATION AGREEMENT

                            Subordinated Creditors

16

                                                                  Annex 1 to the
                                                         Subordination Agreement

          SUPPLEMENT NO. [ ] dated as of , to the Subordination Agreement dated as of September 17, 1999, among CRICKET COMMUNICATIONS, INC., a Delaware corporation ("Holdings"), CRICKET WIRELESS COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (the "Parent"), each subsidiary of the Borrower listed on Schedule I hereto (each a "Subsidiary", and, collectively, the "Subsidiaries"), each subsidiary of the Parent listed on Schedule I hereto (each a "License Subsidiary", and, collectively, the "License Subsidiaries"; each Subsidiary, each License Subsidiary, Holdings, and the Parent individually, a "Subordinated Creditor" and collectively, the "Subordinated Creditors"), and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

   A. Reference is made to the (a) Collateral Agency and Intercreditor Agreement (as defined in the Subordination Agreement) and (b) the Subordination Agreement).

   B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Subordination Agreement.

   C. The Subordinated Creditors and the Borrower have entered into the Subordination Agreement in order to induce the Secured Parties to make loans under the applicable Secured Instrument. Section 5.9 of the Subordination Agreement provides that Affiliates of Holdings or the Borrower and additional Subsidiary Loan Parties may become Subordinated Creditors under the Subordination Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Affiliate of Holdings or the Borrower or Subsidiary Loan Party, as the case may be, (the "New Subordinated Creditor") is executing this Supplement to become a Subordinated Creditor under the Subordination Agreement in order to induce the Secured Parties to make additional loans under the applicable Secured Instruments

17

and as consideration for loans previously made under the Secured Instruments.

   Accordingly, the Collateral Agent and the New Subordinated Creditor agree as follows:

   SECTION 1. In accordance with Section 5.9 of the Subordination Agreement, the New Subordinated Creditor by its signature below becomes a Subordinated Creditor under the Subordination Agreement with the same force and effect as if originally named therein as a Subordinated Creditor and the New Subordinated Creditor hereby (a) agrees to all the terms and provisions of the Subordination Agreement applicable to it as a Subordinated Creditor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subordinated Creditor thereunder are true and correct on and as of the date hereof except for representations and warranties which by their terms refer to a specific date. Each reference to a "Subordinated Creditor" in the Subordination Agreement shall be deemed to include the New Subordinated Creditor. The Subordination Agreement is hereby incorporated herein by reference.

   SECTION 2. The New Subordinated Creditor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law.

   SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subordinated Creditor and the Collateral Agent. Delivery of an executed signature page to

18

this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

   SECTION 4. Except as expressly supplemented hereby, the Subordination Agreement shall remain in full force and effect.

   SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

   SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Subordination Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

   SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.1 of the Subordination Agreement. All communications and notices hereunder to the New Subordinated Creditor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

   SECTION 8. The New Subordinated Creditor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent.

   IN WITNESS WHEREOF, the New Subordinated Creditor and

19

the Collateral Agent have duly executed this Supplement to the Subordination Agreement as of the day and year first above written.

                                        [NAME OF NEW SUBORDINATED CREDITOR],

                                        By
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Address:

                                        STATE STREET BANK AND TRUST COMPANY,
                                        as Collateral Agent,
                                        By
                                          --------------------------------------
                                          Name:
                                          Title: